UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21944
                                                    -----------

                      First Trust Exchange-Traded Fund II
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
               --------------------------------------------------
                    (Address of principal executive offices)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
               --------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                     Date of fiscal year end: September 30
                                             --------------

                    Date of reporting period: March 31, 2019
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:



FIRST TRUST

First Trust Exchange-Traded Fund II
--------------------------------------------------------------------------------
        Book 1


First Trust STOXX(R) European Select Dividend Index Fund (FDD)
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) First Trust Dow Jones Global Select Dividend Index Fund (FGD)
First Trust Global Wind Energy ETF (FAN)
First Trust Global Engineering and Construction ETF (FLM)
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID) First Trust Indxx Global Natural Resources Income ETF (FTRI)
First Trust Indxx Global Agriculture ETF (FTAG)
First Trust BICK Index Fund (BICK)
First Trust Nasdaq Smartphone Index Fund (FONE)
First Trust NASDAQ Global Auto Index Fund (CARZ)
First Trust Cloud Computing ETF (SKYY)
First Trust International Equity Opportunities ETF (FPXI)
   (formerly First Trust International IPO ETF)
First Trust Nasdaq Cybersecurity ETF (CIBR)


----------------------
  Semi-Annual Report
    March 31, 2019
----------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2019

Shareholder Letter.......................................................................   2
Market Overview..........................................................................   3
Fund Performance Overview
      First Trust STOXX(R) European Select Dividend Index Fund (FDD).....................   4
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)........   6
      First Trust Dow Jones Global Select Dividend Index Fund (FGD)......................   8
      First Trust Global Wind Energy ETF (FAN)...........................................  10
      First Trust Global Engineering and Construction ETF (FLM)..........................  12
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID)....  14
      First Trust Indxx Global Natural Resources Income ETF (FTRI).......................  16
      First Trust Indxx Global Agriculture ETF (FTAG)....................................  18
      First Trust BICK Index Fund (BICK).................................................  20
      First Trust Nasdaq Smartphone Index Fund (FONE)....................................  22
      First Trust NASDAQ Global Auto Index Fund (CARZ)...................................  24
      First Trust Cloud Computing ETF (SKYY).............................................  26
      First Trust International Equity Opportunities ETF (FPXI)..........................  28
      First Trust Nasdaq Cybersecurity ETF (CIBR)........................................  30
Notes to Fund Performance Overview.......................................................  32
Understanding Your Fund Expenses.........................................................  33
Portfolio of Investments
      First Trust STOXX(R) European Select Dividend Index Fund (FDD).....................  35
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)........  36
      First Trust Dow Jones Global Select Dividend Index Fund (FGD)......................  41
      First Trust Global Wind Energy ETF (FAN)...........................................  43
      First Trust Global Engineering and Construction ETF (FLM)..........................  46
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID)....  49
      First Trust Indxx Global Natural Resources Income ETF (FTRI).......................  52
      First Trust Indxx Global Agriculture ETF (FTAG)....................................  55
      First Trust BICK Index Fund (BICK).................................................  57
      First Trust Nasdaq Smartphone Index Fund (FONE)....................................  59
      First Trust NASDAQ Global Auto Index Fund (CARZ)...................................  62
      First Trust Cloud Computing ETF (SKYY).............................................  64
      First Trust International Equity Opportunities ETF (FPXI)..........................  65
      First Trust Nasdaq Cybersecurity ETF (CIBR)........................................  67
Statements of Assets and Liabilities.....................................................  68
Statements of Operations.................................................................  72
Statements of Changes in Net Assets......................................................  76
Financial Highlights.....................................................................  84
Notes to Financial Statements............................................................  91
Additional Information................................................................... 103

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund II (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 MARCH 31, 2019


Dear Shareholders,

First Trust is pleased to provide you with the semi-annual report for certain series of the First Trust Exchange-Traded Fund II (the "Funds"), which contains detailed information about the Funds for the six months ended March 31, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.

Market volatility was the norm over the last six months. At the close of the third quarter in September 2018, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the Dow Jones Industrial Average (the "DJIA") and the S&P 500(R) Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global markets and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 4.98% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 7.96%. However, as November ended, the DJIA climbed 617 points (2.49%) to its biggest one-day gain in eight months. The MSCI EAFE Index ended November down slightly. December held its own shocks as it became the worst December for stocks since the Great Depression. The DJIA and MSCI EAFE Index ended December with year-to-date returns of -3.48% and -13.79%, respectively. For the first time in nine years, the S&P 500(R) Index posted a negative return in 2018, down 4.38%. During the fourth quarter of 2018, international equities outperformed U.S. equities. Emerging markets, which suffered throughout most of 2018, dropped 7.50% in the fourth quarter, yet still managed to outperform the U.S. and developed markets by over 500 basis points. Municipal securities ended 2018 with a solid gain of 1.69% in the fourth quarter, which saw a distinct return of volatility in both bond and equity markets. An interest rate rally in the last two months of the fourth quarter led to solid gains for municipal securities.

As 2019 began, investors wondered if the volatility of 2018 would continue. For the month of January, the DJIA rose steadily, ending the month up 7.29% from December's low. The MSCI EAFE Index also trended upward, ending January up 6.57%. At the end of the first quarter, both the DJIA and the MSCI EAFE Index were up 11.81% and 10.15%, respectively. Municipal securities were steady at 1.57% at the end of the first quarter.

The Federal Reserve (the "Fed") raised interest rates in September 2018 and again in December 2018 to a target range of 2.25-2.50%, for a total of four increases in 2018. The Fed had been expected to raise interest rates again in 2019, but they signaled in January that they would take a "patient" approach to interest rate increases. No interest rate increases are expected in 2019.

While trade tensions have had an impact on markets around the world and could continue to do so in the future, our First Trust economists believe that the long-term impact of U.S. tariffs will be to encourage countries to talk about more equal trade. We continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2019

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.

STATE OF THE GLOBAL ECONOMY

A semi-annual survey conducted by the National Association for Business Economics found that approximately 75% of its member panelists expect an economic recession in the U.S. by the end of 2021, according to its own release. While only 10% of those polled believe a recession will occur in 2019, 42% see it happening in 2020 and 25% expect one in 2021. The remaining members either expressed no opinion or said that the next recession will arrive after 2021. If the U.S. economy continues to grow over the next two quarters, as we are forecasting, the current U.S. expansion that commenced in July 2009 will become the longest in U.S. history, supplanting the previous record from 1991-2001, according to Business Insider. In our opinion, we see no threat of a recession in the current climate.

The U.S. economy could benefit moving forward from the repatriation of overseas profits. The passage of the "Tax Cuts and Jobs Act of 2017" in December 2017 reduced the tax rate on repatriated foreign profits to 15.5% for cash holdings and 8.0% for more illiquid assets. Data from the Commerce Department indicates that U.S. companies repatriated $85.9 billion in the fourth quarter of 2018 (most recent), according to Reuters. In 2018, U.S. companies repatriated a record $664.9 billion, more than four times the $155.1 billion brought back in 2017 and more than double the previous record in 2005. Investment banks and think tanks estimate that U.S. companies have offshore cash holdings totaling $1.5 trillion to $2.5 trillion, according to Bloomberg. That is a lot of potential dry powder that can be used by companies in any number of ways, be it growth opportunities, including acquisitions, or enhancing shareholder value via stock buybacks and dividends, in our opinion.

Just a little over a year ago, on March 8, 2018, the Trump administration enacted new trade tariffs on steel and aluminum imports from the United States' biggest trading partners. As a result, a serious trade battle ensued between the U.S. and China, the two largest economies on the globe. While the two countries have been in the process of negotiating a new trade agreement for several months, one has yet to be reached. Some economists, as well as the International Monetary Fund, have trimmed their global growth estimates in recent months due largely to the uncertainty over the near-term outlook on global trade. We believe that a new trade agreement between the U.S. and China would be paramount to fostering a more robust trade climate moving forward, which in turn could boost estimates on global growth.

GLOBAL EQUITIES MARKETS

For the six-month period ended March 31, 2019, the MSCI World ex USA and MSCI Emerging Markets indices posted total returns of -3.67% (USD) and 1.71% (USD), respectively, according to Bloomberg. Over that same period, the U.S. dollar appreciated 2.26% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). The stronger U.S. dollar provided a drag on the performance of the two foreign stock indices, in our opinion. With respect to U.S. equities, the S&P 500(R) Index posted a total return of -1.72% during the same period. Only three of the 11 sectors were up on a total return basis. The top-performers were Real Estate, Utilities and Consumer Staples, up 13.03%, 12.35% and 6.17%, respectively, while the worst results came from Energy and Financials, down 11.26% and 5.67%, respectively.

Investors funneled an estimated net $66.66 billion into U.S. Equity mutual funds and exchange-traded funds (ETFs) for the 12-month period ended March 31, 2019, more than double the $24.42 billion that went into International Equity mutual funds and ETFs, according to Morningstar. Investors continue to favor passive funds over active funds in a big way. Passive U.S. Equity mutual funds and ETFs reported estimated net inflows totaling $217.16 billion in the period, compared to estimated net outflows totaling $150.50 billion. Active International Equity mutual funds and ETFs reported estimated net inflows totaling $94.56 billion, compared to estimated net outflows totaling $70.14 billion.

ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds/exchange-traded products (ETFs/ETPs) listed globally reached a record $5.40 trillion in March 2019, up 2.86% from $5.25 trillion at the close of September 2018, according to its own releases. March marked the 62nd consecutive month of net new cash inflows into ETFs/ETPs listed globally.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

First Trust STOXX(R) European Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the STOXX(R) Europe Select Dividend 30 Index (the "STOXX Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FDD." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the STOXX Index.

The STOXX Index consists of 30 high dividend-yielding securities selected from the STOXX(R) Europe 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company), which covers 18 European countries: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less. The STOXX Index is compiled and maintained by STOXX Limited.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                   6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                    Ended      Ended     Ended     Ended     (8/27/07)     Ended     Ended     (8/27/07)
                                   3/31/19    3/31/19   3/31/19   3/31/19    to 3/31/19   3/31/19   3/31/19    to 3/31/19
FUND PERFORMANCE
NAV                                 -1.44%    -3.13%     1.88%     8.41%       -2.82%      9.76%    124.23%     -28.23%
Market Price                        -1.21%    -3.05%     1.77%     8.10%       -2.82%      9.19%    117.94%     -28.27%

INDEX PERFORMANCE
STOXX(R) Europe Select
   Dividend 30 Index                -1.27%    -2.75%     2.21%     8.77%       -2.38%     11.53%    131.77%     -24.37%
STOXX(R) Europe 600 Index           -3.38%    -3.93%     1.17%     9.26%        1.39%      6.00%    142.54%      17.30%
MSCI Europe Index                   -3.26%    -3.72%     1.04%     8.95%        1.15%      5.31%    135.60%      14.18%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

-----------------------------
The STOXX(R) Europe Select Dividend 30 Index is the intellectual property (including registered trademarks) of STOXX Limited, Zug, Switzerland ("STOXX"), Deutsche Borse Group or their licensors, which is used under license. The Fund is neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Borse Group or their licensors, research partners or data providers and STOXX, Deutsche Borse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the STOXX(R) Europe Select Dividend 30 Index or its data.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   40.54%
Utilities                                    18.95
Real Estate                                  13.80
Energy                                        9.84
Industrials                                   6.73
Communication Services                        6.06
Health Care                                   4.08
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
SSE PLC                                       5.68%
Intesa Sanpaolo S.p.A.                        4.96
Royal Dutch Shell PLC, Class B                4.40
Societe Generale S.A.                         4.11
GlaxoSmithKline PLC                           4.08
UBS Group AG                                  4.01
Unibail-Rodamco-Westfield                     3.91
National Grid PLC                             3.88
Aareal Bank AG                                3.79
Proximus S.A., DP                             3.69
                                            ------
    Total                                    42.51%
                                            ======


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       SEPTEMBER 30, 2008 - MARCH 31, 2019

           First Trust STOXX(R) European     STOXX(R) Europe Select     STOXX(R)Europe      MSCI Europe
           Select Dividend Index Fund        Dividend 30 Index          600 Index           Index
           -----------------------------     ----------------------     ---------------     -----------
9/30/08    $10,000                           $10,000                    $10,000             $10,000
3/31/09      3,201                             3,263                      4,836               4,846
9/30/09      9,317                             9,523                     10,206              10,157
3/31/10      9,086                             9,347                     10,364              10,297
9/30/10      9,228                             9,516                     10,496              10,424
3/31/11     10,214                            10,551                     11,691              11,597
9/30/11      8,610                             8,953                      9,254               9,193
3/31/12      9,261                             9,577                     10,810              10,722
9/30/12      9,276                             9,602                     10,892              10,784
3/31/13      9,268                             9,608                     12,011              11,853
9/30/13     10,509                            10,928                     13,639              13,397
3/31/14     11,756                            12,244                     15,092              14,757
9/30/14     11,421                            11,913                     14,451              14,177
3/31/15     11,226                            11,745                     14,359              14,028
9/30/15     10,519                            10,973                     13,285              12,854
3/31/16     10,804                            11,332                     13,289              12,844
9/30/16     10,927                            11,457                     13,577              13,174
3/31/17     11,472                            12,077                     14,506              14,097
9/30/17     12,995                            13,682                     16,608              16,111
3/31/18     13,320                            14,040                     16,655              16,140
9/30/18     13,091                            13,829                     16,560              16,063
3/31/19     12,902                            13,653                     16,000              15,539

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        150         81          3          0            16          1          0          1
10/1/14 - 9/30/15        145         32          2          0            63         10          0          0
10/1/15 - 9/30/16        158         27          2          0            54         12          0          0
10/1/16 - 9/30/17        181         30          0          0            38          2          0          0
10/1/17 - 9/30/18        147          4          0          0            96          4          0          0
10/1/18 - 3/31/19         46          1          1          0            75          0          0          1

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index (the "FTSE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FFR." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the FTSE Index.

The FTSE Index is compiled and maintained by FTSE International Limited. The FTSE Index is modified market cap weighted based on free float market capitalization and includes the securities of listed real estate companies or real estate investment trusts ("REITs") in the FTSE EPRA/NAREIT North America Series, the FTSE EPRA/NAREIT Europe Series and the FTSE EPRA/NAREIT Asia Series.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                   6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                    Ended      Ended     Ended     Ended     (8/27/07)     Ended     Ended     (8/27/07)
                                   3/31/19    3/31/19   3/31/19   3/31/19    to 3/31/19   3/31/19   3/31/19    to 3/31/19
FUND PERFORMANCE
NAV                                  8.15%    13.48%     6.59%     13.99%      3.10%      37.61%    270.29%      42.53%
Market Price                         8.60%    13.84%     6.60%     14.10%      3.12%      37.67%    273.92%      42.72%

INDEX PERFORMANCE
FTSE EPRA/NAREIT
   Developed Index                   8.59%    14.42%     7.37%     14.90%      3.95%      42.68%    301.08%      56.77%
S&P Global REIT Index                7.46%    13.93%     6.63%     14.84%      3.57%      37.88%    299.13%      50.17%
MSCI World REIT Index               10.88%    16.61%     8.08%     15.04%      3.52%      47.48%    306.06%      49.34%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

-----------------------------
The FTSE EPRA/NAREIT Developed Index is calculated by FTSE International Limited ("FTSE"). FTSE does not sponsor, endorse or promote the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. All copyright in the index values and constituent list vests in FTSE and/or its licensors. First Trust and the Fund have obtained full license from FTSE to use such copyright in the creation of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. "FTSE(R)", "FT-SE(R)" and "Footsie(R)" are trademarks jointly owned by the London Stock Exchange Plc and the Financial Times Limited and are used by FTSE under license. "NAREIT(R)" is the trademark of the National Association of Real Estate Investment Trusts and "EPRA(R)" is the trademark of the European Public Real Estate Association and are used by FTSE under license.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Real Estate                                  99.76%
Health Care                                   0.15
Consumer Discretionary                        0.09
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Simon Property Group, Inc.                    3.58%
Prologis, Inc.                                2.87
Public Storage                                2.06
Welltower, Inc.                               1.84
AvalonBay Communities, Inc.                   1.77
Equity Residential                            1.72
Vonovia SE                                    1.72
Link REIT                                     1.58
Digital Realty Trust, Inc.                    1.56
Sun Hung Kai Properties Ltd.                  1.55
                                            ------
    Total                                    20.25%
                                            ======


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       SEPTEMBER 30, 2008 - MARCH 31, 2019

            First Trust FTSE EPRA/NAREIT Developed     FTSE EPRA/NAREIT     S&P Global     MSCI World
            Markets Real Estate Index Fund             Developed Index      REIT Index     REIT Index
            --------------------------------------     ----------------     ----------     ----------
9/30/08     $10,000                                    $10,000              $10,000        $10,000
3/31/09       3,849                                      3,909                3,762          3,678
9/30/09       8,733                                      8,955                8,055          7,703
3/31/10       9,434                                      9,719                8,836          8,326
9/30/10      10,260                                     10,604                9,624          9,016
3/31/11      11,171                                     11,599               10,824         10,261
9/30/11       9,422                                      9,874                9,463          9,031
3/31/12      11,444                                     11,968               11,448         10,887
9/30/12      12,269                                     12,894               12,188         11,704
3/31/13      13,774                                     14,511               13,624         12,810
9/30/13      13,498                                     14,306               13,003         12,192
3/31/14      13,915                                     14,808               13,778         12,816
9/30/14      14,289                                     15,266               14,266         13,422
3/31/15      16,022                                     17,186               16,215         15,136
9/30/15      14,713                                     15,811               14,853         14,093
3/31/16      16,105                                     17,403               16,659         15,924
9/30/16      16,912                                     18,317               17,365         16,561
3/31/17      16,298                                     17,727               16,716         15,968
9/30/17      17,025                                     18,596               17,189         16,522
3/31/18      16,872                                     18,462               16,675         16,210
9/30/18      17,704                                     19,453               17,679         17,046
3/31/19      19,147                                     21,124               18,998         18,901

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        158         21          0          0            70          3          0          0
10/1/14 - 9/30/15         67         14          0          0           127         44          0          0
10/1/15 - 9/30/16         35          0          0          0           184         33          1          0
10/1/16 - 9/30/17        144          4          0          0           102          1          0          0
10/1/17 - 9/30/18         34          0          0          1           209          7          0          0
10/1/18 - 3/31/19         43          1          0          0            79          0          1          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

First Trust Dow Jones Global Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Global Select Dividend Index(SM) (the "Select Dividend Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FGD." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Select Dividend Index.

The Select Dividend Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World Index(SM). Indicated annual dividend yield is a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                   6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                    Ended      Ended     Ended     Ended     (11/21/07)    Ended     Ended     (11/21/07)
                                   3/31/19    3/31/19   3/31/19   3/31/19    to 3/31/19   3/31/19   3/31/19    to 3/31/19
FUND PERFORMANCE
NAV                                 -5.29%    -4.03%     1.19%     11.83%      2.60%       6.07%    205.89%      33.84%
Market Price                        -4.89%    -3.67%     1.17%     11.83%      2.60%       6.00%    205.93%      33.92%

INDEX PERFORMANCE
Dow Jones Global Select
   Dividend Index(SM)               -5.29%    -3.75%     1.27%     11.95%      2.74%       6.54%    209.25%      35.95%
Dow Jones World Developed
   Markets Index(SM)                -2.90%     3.26%     6.91%     12.86%      5.39%      39.69%    235.19%      81.56%
MSCI World Index                    -2.61%     4.08%     6.78%     12.38%      4.95%      38.80%    221.33%      73.02%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

-----------------------------
The Index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI"), and has been licensed for use by First Trust. Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones(R) is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Index is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   42.17%
Consumer Discretionary                       17.34
Communication Services                       14.75
Utilities                                     7.01
Energy                                        5.10
Industrials                                   4.07
Information Technology                        3.41
Consumer Staples                              3.20
Materials                                     2.95
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
GameStop Corp., Class A                       1.86%
Standard Life Aberdeen PLC                    1.70
Intesa Sanpaolo S.p.A.                        1.46
Harvey Norman Holdings Ltd.                   1.45
Galliford Try PLC                             1.37
Azimut Holding S.p.A.                         1.36
Dixons Carphone PLC                           1.31
BE Semiconductor Industries N.V.              1.29
National Australia Bank Ltd.                  1.28
CenturyLink, Inc.                             1.28
                                            ------
    Total                                    14.36%
                                            ======


                                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                             SEPTEMBER 30, 2008 - MARCH 31, 2019

            First Trust Dow Jones Global      Dow Jones Global Select     Dow Jones World Developed     MSCI World
            Select Dividend Index Fund        Dividend Index(SM)          Markets Index(SM)             Index
            ----------------------------      -----------------------     -------------------------     ----------
9/30/08     $10,000                           $10,000                     $10,000                       $10,000
3/31/09       4,375                             6,325                       5,416                         5,385
9/30/09      11,180                            11,369                       9,935                         9,771
3/31/10      11,612                            11,841                      10,724                        10,498
9/30/10      12,335                            12,576                      10,712                        10,432
3/31/11      13,736                            14,023                      12,297                        11,911
9/30/11      12,141                            12,472                      10,265                         9,979
3/31/12      13,733                            13,982                      12,336                        11,978
9/30/12      14,275                            14,561                      12,488                        12,133
3/31/13      15,014                            15,308                      13,887                        13,397
9/30/13      16,329                            16,675                      15,165                        14,585
3/31/14      17,954                            18,358                      16,625                        15,950
9/30/14      17,727                            18,118                      16,982                        16,364
3/31/15      17,208                            17,603                      17,631                        16,912
9/30/15      15,155                            15,429                      16,194                        15,532
3/31/16      16,119                            16,518                      17,056                        16,329
9/30/16      17,228                            17,592                      18,131                        17,296
3/31/17      18,186                            18,665                      19,663                        18,740
9/30/17      19,665                            20,181                      21,511                        20,438
3/31/18      19,846                            20,320                      22,492                        21,274
9/30/18      20,110                            20,651                      23,920                        22,736
3/31/19      19,046                            19,559                      23,226                        22,143

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        219         16          0          0            17          0          0          0
10/1/14 - 9/30/15        105          3          0          0           136          8          0          0
10/1/15 - 9/30/16         65          2          0          0           176         10          0          0
10/1/16 - 9/30/17        184          3          0          0            62          2          0          0
10/1/17 - 9/30/18        171          3          0          0            74          2          1          0
10/1/18 - 3/31/19         82          3          0          0            37          1          0          1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

First Trust Global Wind Energy ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Clean Edge Global Wind Energy(TM) Index (the "Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FAN." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.

The Index is developed, maintained and sponsored by Nasdaq, Inc. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry based on analysis of the products and services offered by those companies.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                   6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                    Ended      Ended     Ended     Ended     (6/16/08)     Ended     Ended     (6/16/08)
                                   3/31/19    3/31/19   3/31/19   3/31/19    to 3/31/19   3/31/19   3/31/19    to 3/31/19
FUND PERFORMANCE
NAV                                  5.66%     0.73%     4.85%      4.55%      -5.44%     26.75%     56.11%     -45.34%
Market Price                         6.01%     0.43%     4.86%      4.44%      -5.45%     26.80%     54.48%     -45.39%

INDEX PERFORMANCE
ISE Clean Edge Global Wind
   Energy(TM) Index                  5.92%     1.67%     5.62%      5.41%      -4.69%     31.47%     69.36%     -40.48%
Russell 3000(R) Index               -2.27%     8.77%    10.36%     16.00%       9.29%     63.67%    341.05%     160.73%
MSCI World Index                    -2.61%     4.08%     6.78%     12.38%       5.56%     38.80%    221.33%      79.35%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the "Corporations"). The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the Index which is determined, composed and calculated by Nasdaq, Inc. without regard to First Trust or the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                    59.81%
Industrials                                  38.19
Materials                                     1.90
Energy                                        0.10
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Orsted A/S                                    8.28%
Siemens Gamesa Renewable Energy S.A.          8.25
Vestas Wind Systems A/S                       8.01
China Longyuan Power Group Corp., Ltd.,
   Class H                                    6.26
Northland Power, Inc.                         6.24
Pattern Energy Group, Inc., Class A           4.18
Renewables Infrastructure Group (The)
   Ltd.                                       3.90
Boralex, Inc., Class A                        3.22
Nordex SE                                     3.12
Xinjiang Goldwind Science & Technology
   Co., Ltd., Class H                         2.73
                                            ------
    Total                                    54.19%
                                            ======


                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  SEPTEMBER 30, 2008 - MARCH 31, 2019

            First Trust Global     ISE Clean Edge Global     Russell 3000(R)     MSCI World
            Wind Energy ETF        Wind Energy(TM) Index     Index               Index
            ------------------     ---------------------     ---------------     ----------
9/30/08     $10,000                $10,000                   $10,000             $10,000
3/31/09       5,497                  5,566                     6,888               6,890
9/30/09       8,574                  8,729                     9,359               9,771
3/31/10       7,181                  7,358                    10,500              10,498
9/30/10       5,565                  5,743                    10,385              10,431
3/31/11       6,377                  6,592                    12,328              11,910
9/30/11       4,426                  4,620                    10,442               9,978
3/31/12       4,295                  4,477                    13,214              11,977
9/30/12       3,711                  3,892                    13,596              12,133
3/31/13       4,259                  4,466                    15,139              13,397
9/30/13       5,813                  6,131                    16,532              14,585
3/31/14       6,770                  7,169                    18,562              15,950
9/30/14       6,520                  6,919                    19,468              16,363
3/31/15       6,275                  6,692                    20,856              16,911
9/30/15       6,040                  6,451                    19,371              15,531
3/31/16       6,842                  7,373                    20,785              16,328
9/30/16       7,877                  8,502                    22,269              17,295
3/31/17       7,823                  8,519                    24,538              18,739
9/30/17       8,367                  9,118                    26,432              20,437
3/31/18       8,519                  9,269                    27,925              21,273
9/30/18       8,122                  8,897                    31,078              22,734
3/31/19       8,582                  9,424                    30,373              22,141

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        123         31          0          0            83         15          0          0
10/1/14 - 9/30/15         58          8          0          0           130         53          2          1
10/1/15 - 9/30/16        102         20          5          1            96         27          2          0
10/1/16 - 9/30/17        138         31          0          0            79          3          0          0
10/1/17 - 9/30/18         85         13          0          0           140         12          1          0
10/1/18 - 3/31/19         16          0          0          0            94         14          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

First Trust Global Engineering and Construction ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Engineering and Construction(TM) Index (the "Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FLM." The Fund will normally invest in at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.

The Index is developed, maintained and sponsored by Nasdaq, Inc. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS        CUMULATIVE TOTAL RETURNS
                                   6 Months   1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                    Ended      Ended     Ended     Ended     (10/13/08)    Ended     Ended     (10/13/08)
                                   3/31/19    3/31/19   3/31/19   3/31/19    to 3/31/19   3/31/19   3/31/19    to 3/31/19
FUND PERFORMANCE
NAV                                -11.60%    -10.75%    0.67%      8.10%       6.63%      3.42%    117.93%      95.85%
Market Price                       -11.30%    -10.49%    0.71%      8.00%       6.64%      3.59%    115.98%      95.89%

INDEX PERFORMANCE
ISE Global Engineering and
   Construction(TM) Index          -11.16%    -9.59%     1.76%      9.27%       8.19%      9.12%    142.67%     127.80%
Russell 3000(R) Index               -2.27%     8.77%    10.36%     16.00%      12.87%     63.67%    341.05%     254.97%
MSCI World Industrials Index        -4.25%    -0.49%     6.36%     13.74%      10.36%     36.13%    262.44%     180.55%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the "Corporations"). The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the Index which is determined, composed and calculated by Nasdaq, Inc. without regard to First Trust or the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  96.19%
Energy                                        2.98
Utilities                                     0.83
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Vinci S.A.                                    3.43%
Jacobs Engineering Group, Inc.                3.42
ACS Actividades de Construccion y
   Servicios S.A.                             3.11
Taisei Corp.                                  2.95
Quanta Services, Inc.                         2.85
Skanska AB, Class B                           2.70
Kajima Corp.                                  2.69
MasTec, Inc.                                  2.67
Eiffage S.A.                                  2.65
Bouygues S.A.                                 2.64
                                            ------
    Total                                    29.11%
                                            ======


                                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                               OCTOBER 13, 2008 - MARCH 31, 2019

            First Trust Global Engineering     ISE Global Engineering and     Russell 3000(R)     MSCI World
            and Construction ETF               Construction(TM) Index         Index               Industrials Index
            ------------------------------     --------------------------     ---------------     -----------------
10/13/08    $10,000                            $10,000                        $10,000             $10,000
3/31/09       8,987                              9,387                          8,048               7,741
9/30/09      13,384                             14,102                         10,935              11,514
3/31/10      13,471                             14,262                         12,268              12,962
9/30/10      13,522                             14,368                         12,133              13,182
3/31/11      16,745                             17,882                         14,404              15,710
9/30/11      11,724                             12,719                         12,200              12,196
3/31/12      14,306                             15,435                         15,439              15,071
9/30/12      13,827                             15,023                         15,885              14,748
3/31/13      15,249                             16,595                         17,688              16,944
9/30/13      17,288                             18,980                         19,316              18,904
3/31/14      18,939                             20,876                         21,687              20,610
9/30/14      17,644                             19,534                         22,746              20,448
3/31/15      17,190                             19,318                         24,369              21,168
9/30/15      16,376                             18,456                         22,634              19,024
3/31/16      17,378                             19,732                         24,286              21,008
9/30/16      18,407                             20,939                         26,021              22,434
3/31/17      19,753                             22,626                         28,674              24,487
9/30/17      21,793                             25,067                         30,888              27,291
3/31/18      21,948                             25,195                         32,633              28,194
9/30/18      22,159                             25,638                         36,317              29,302
3/31/19      19,589                             22,777                         35,493              28,057

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        109          0          0          0           136          7          0          0
10/1/14 - 9/30/15         62          2          1          0           170         17          0          0
10/1/15 - 9/30/16         64          3          1          0           159         24          2          0
10/1/16 - 9/30/17         82          0          0          0           163          6          0          0
10/1/17 - 9/30/18         85          9          0          0           148          9          0          0
10/1/18 - 3/31/19         74          6          0          0            42          2          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "GRID." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.

The Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector. Clean Edge, Inc. provides a list of companies to be included in the Index to Nasdaq, Inc., which then compiles the Index.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL           CUMULATIVE
                                                                                 TOTAL RETURNS          TOTAL RETURNS
                                                         6 Months   1 Year    5 Years   Inception    5 Years   Inception
                                                          Ended      Ended     Ended    (11/16/09)    Ended    (11/16/09)
                                                         3/31/19    3/31/19   3/31/19   to 3/31/19   3/31/19   to 3/31/19
FUND PERFORMANCE
NAV                                                       -7.99%    -10.77%    3.65%       5.21%     19.63%      60.90%
Market Price                                              -8.74%    -10.78%    3.61%       5.20%     19.42%      60.78%

INDEX PERFORMANCE
NASDAQ OMX(R) Clean Edge(R) Smart Grid
   Infrastructure Index(SM)                               -7.69%    -10.02%    4.35%       6.02%     23.70%      72.87%
Russell 3000(R) Index                                     -2.27%      8.77%   10.36%      12.85%     63.67%     210.48%
S&P Composite 1500(R) Industrials Index                   -3.94%      2.81%    9.20%      13.31%     55.25%     222.36%
MSCI World Industrials Index                              -4.25%     -0.49%    6.36%       9.50%     36.13%     134.06%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

-----------------------------
NASDAQ(R), NASDAQ OMX(R), and Clean Edge(R) are the registered trademarks (the "Marks") of Nasdaq, Inc. ("Nasdaq") and Clean Edge, Inc. ("Clean Edge") respectively. Nasdaq and Clean Edge are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  45.74%
Information Technology                       31.20
Consumer Discretionary                       12.21
Utilities                                    10.85
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Schneider Electric SE                         8.37%
Red Electrica Corp., S.A.                     8.18
Aptiv PLC                                     7.94
ABB Ltd.                                      7.86
Prysmian S.p.A.                               7.69
Quanta Services, Inc.                         4.40
Advanced Energy Industries, Inc.              4.09
nVent Electric PLC                            4.08
Itron, Inc.                                   3.65
SolarEdge Technologies, Inc.                  3.51
                                            ------
    Total                                    59.77%
                                            ======

                                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                                NOVEMBER 16, 2009 - MARCH 31, 2019

            First Trust NASDAQ(R)         NASDAQ OMX(R)                Russell     S&P Composite           MSCI World
            Clean Edge(R) Smart Grid      Clean Edge(R) Smart Grid     3000(R)     1500(R) Industrials     Industrials
            Infrastructure Index Fund     Infrastructure Index(SM)     Index       Index                   Index
            -------------------------     ------------------------     -------     -------------------     -----------
11/16/09    $10,000                       $10,000                      $10,000     $10,000                 $10,000
3/31/10      10,257                        10,297                       10,731      11,205                  10,814
9/30/10      10,154                        10,236                       10,614      11,249                  10,997
3/31/11      11,775                        11,912                       12,600      13,832                  13,106
9/30/11       8,161                         8,341                       10,672      10,743                  10,174
3/31/12       9,553                         9,741                       13,505      14,081                  12,572
9/30/12       9,860                        10,103                       13,895      14,004                  12,302
3/31/13      10,996                        11,314                       15,472      16,373                  14,134
9/30/13      11,678                        12,082                       16,896      18,307                  15,769
3/31/14      13,450                        13,973                       18,971      20,766                  17,193
9/30/14      12,401                        12,931                       19,897      21,102                  17,057
3/31/15      12,583                        13,168                       21,316      22,495                  17,657
9/30/15      11,164                        11,698                       19,798      20,347                  15,868
3/31/16      12,302                        12,977                       21,243      22,980                  17,523
9/30/16      14,035                        14,828                       22,760      24,368                  18,713
3/31/17      15,064                        15,986                       25,079      27,424                  20,425
9/30/17      17,786                        18,927                       27,015      29,969                  22,764
3/31/18      18,037                        19,213                       28,541      31,357                  23,517
9/30/18      17,492                        18,727                       31,763      33,558                  24,441
3/31/19      16,094                        17,287                       31,042      32,236                  23,402

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        186         15          0          0            44          7          0          0
10/1/14 - 9/30/15         72         28         13          2            99         32          4          2
10/1/15 - 9/30/16         68         48          2          0            98         37          0          0
10/1/16 - 9/30/17        150         29          4          5            59          4          0          0
10/1/17 - 9/30/18        167         20          0          1            44         19          0          0
10/1/18 - 3/31/19         34          3          0          0            86          1          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

First Trust Indxx Global Natural Resources Income ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Indxx Global Natural Resources Income Index (the "Index"). The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "FTRI." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.

The Index is owned and is developed, maintained and sponsored by Indxx, LLC. The Index is a 50-stock free float adjusted market capitalization weighted index designed to measure the market performance of the 50 highest dividend yielding companies involved in the upstream (i.e., generally exploration and production) segment of the natural resources sector.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL           CUMULATIVE
                                                                                 TOTAL RETURNS          TOTAL RETURNS
                                                         6 Months   1 Year    5 Years   Inception    5 Years   Inception
                                                          Ended      Ended     Ended    (3/11/10)     Ended    (3/11/10)
                                                         3/31/19    3/31/19   3/31/19   to 3/31/19   3/31/19   to 3/31/19
FUND PERFORMANCE
NAV                                                       -1.33%     2.90%    -8.12%      -6.85%     -34.51%    -47.42%
Market Price                                              -0.70%     3.80%    -8.01%      -6.80%     -34.12%    -47.15%

INDEX PERFORMANCE
Indxx Global Natural Resources Income Index*              -0.97%     4.25%      N/A         N/A        N/A        N/A
MSCI All Country World Materials Index                    -3.74%    -3.02%     2.82%       2.21%      14.94%     21.83%
MSCI All Country World Index                              -2.13%     2.68%     6.45%       8.13%      36.71%    102.90%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

* Effective on the close of business December 18, 2015, the Fund's underlying index changed from the ISE Global Copper(TM) Index to the Indxx Global Natural Resources Income Index. Therefore, the Fund's performance and total returns shown for the period prior to December 18, 2015, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Fund's new underlying index had an inception date of June 1, 2015, it was not in existence for all the periods disclosed.

-----------------------------
"Indxx" and "Indxx Global Natural Resources Income Index" are trademarks of Indxx, LLC ("Licensor") and have been licensed for use for certain purposes by First Trust. First Trust Indxx Global Natural Resources Income ETF is based on the Index and is not sponsored, endorsed, sold or promoted by Licensor, and Licensor makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Energy                                       47.49%
Materials                                    30.17
Utilities                                    14.71
Consumer Staples                              7.24
Industrials                                   0.39
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Exxon Mobil Corp.                            10.19%
Royal Dutch Shell PLC, Class A, ADR          10.03
Rio Tinto PLC                                 9.86
TOTAL S.A., ADR                               9.67
International Paper Co.                       4.57
Tatneft PJSC                                  4.50
Woodside Petroleum Ltd.                       4.46
UPM-Kymmene OYJ                               4.36
Veolia Environnement S.A.                     4.24
Mowi ASA                                      3.47
                                            ------
    Total                                    65.35%
                                            ======


                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MARCH 11, 2010 - MARCH 31, 2019

            First Trust Indxx Global         MSCI All Country          MSCI All Country
            Natural Resources Income ETF     World Materials Index     World Index
            ----------------------------     ---------------------     ----------------
3/11/10     $10,000                          $10,000                   $10,000
3/31/10      10,297                           10,291                    10,172
9/30/10      11,208                           10,440                    10,220
3/31/11      14,567                           12,429                    11,604
9/30/11       8,910                            9,096                     9,606
3/31/12      10,984                           10,529                    11,519
9/30/12      10,141                           10,066                    11,621
3/31/13       9,256                           10,081                    12,731
9/30/13       8,085                           10,105                    13,681
3/31/14       8,027                           10,600                    14,841
9/30/14       7,893                           10,309                    15,230
3/31/15       6,189                            9,852                    15,646
9/30/15       4,144                            7,880                    14,216
3/31/16       3,874                            8,628                    14,967
9/30/16       4,152                            9,775                    15,916
3/31/17       4,436                           10,849                    17,218
9/30/17       4,794                           12,098                    18,885
3/31/18       5,108                           12,564                    19,761
9/30/18       5,327                           12,657                    20,731
3/31/19       5,256                           12,184                    20,289

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14         82          7          0          0           135         25          3          0
10/1/14 - 9/30/15        104         14          2          0           119         13          0          0
10/1/15 - 9/30/16         74         21          2          1           114         31         10          0
10/1/16 - 9/30/17        115          7          0          0           129          0          0          0
10/1/17 - 9/30/18         51         19          0          0            93         85          3          0
10/1/18 - 3/31/19         87         23          3          1            10          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

First Trust Indxx Global Agriculture ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Indxx Global Agriculture Index (the "Index"). The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "FTAG." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.

The Index is owned and is developed, maintained and sponsored by Indxx, LLC. The Index is a market capitalization weighted index designed to measure the performance of companies that are directly or indirectly engaged in improving agricultural yields. The Index is comprised of farmland companies and firms involved in chemicals and fertilizers, seeds, irrigation equipment, and farm machinery.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL           CUMULATIVE
                                                                                 TOTAL RETURNS          TOTAL RETURNS
                                                         6 Months   1 Year    5 Years   Inception    5 Years   Inception
                                                          Ended      Ended      Ended   (3/11/10)     Ended    (3/11/10)
                                                         3/31/19    3/31/19   3/31/19   to 3/31/19   3/31/19   to 3/31/19
FUND PERFORMANCE
NAV                                                      -10.52%    -10.60%   -16.79%    -17.56%     -60.12%    -82.60%
Market Price                                             -10.55%    -10.93%   -16.90%    -17.59%     -60.36%    -82.65%

INDEX PERFORMANCE
Indxx Global Agriculture Index*                          -10.44%     -9.64%      N/A        N/A         N/A       N/A
MSCI All Country World Index                              -2.13%      2.68%     6.45%      8.13%      36.71%    102.90%
MSCI All Country World Materials Index                    -3.74%     -3.02%     2.82%      2.21%      14.94%     21.83%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

* Effective on the close of business December 18, 2015, the Fund's underlying index changed from the ISE Global Platinum(TM) Index to the Indxx Global Agriculture Index. Therefore, the Fund's performance and total returns shown for the period prior to December 18, 2015, are not necessarily indicative of the performance the Fund, based on its current Index, would have generated. Since the Fund's new underlying index had an inception date of June 1, 2015, it was not in existence for all the periods disclosed.

-----------------------------
"Indxx" and "Indxx Global Agriculture Index" are trademarks of Indxx, LLC ("Licensor") and have been licensed for use for certain purposes by First Trust. First Trust Indxx Global Agriculture ETF is based on the Index and is not sponsored, endorsed, sold or promoted by Licensor, and Licensor makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Materials                                    58.55%
Industrials                                  23.86
Health Care                                   8.07
Consumer Staples                              6.51
Consumer Discretionary                        3.01
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Deere & Co.                                  10.34%
DowDuPont, Inc.                              10.02
BASF SE                                       9.77
Bayer AG                                      8.07
Nutrien Ltd.                                  4.53
Petronas Chemicals Group Bhd                  4.47
Kubota Corp.                                  4.44
Wilmar International Ltd.                     3.89
CNH Industrial N.V.                           3.44
Evonik Industries AG                          3.16
                                            ------
    Total                                    62.13%
                                            ======


                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               MARCH 11, 2010 - MARCH 31, 2019

            First Trust Indxx          MSCI All Country     MSCI All Country World
            Global Agriculture ETF     World Index          Materials Index
            ----------------------     ----------------     ----------------------
3/11/10     $10,000                    $10,000              $10,000
3/31/10      10,337                     10,172               10,291
9/30/10       9,794                     10,220               10,440
3/31/11      10,930                     11,604               12,429
9/30/11       6,416                      9,606                9,096
3/31/12       6,576                     11,519               10,529
9/30/12       4,871                     11,621               10,066
3/31/13       4,667                     12,731               10,081
9/30/13       4,392                     13,681               10,105
3/31/14       4,363                     14,841               10,600
9/30/14       3,924                     15,230               10,309
3/31/15       3,248                     15,646                9,852
9/30/15       1,915                     14,216                7,880
3/31/16       1,480                     14,967                8,628
9/30/16       1,552                     15,916                9,775
3/31/17       1,782                     17,218               10,849
9/30/17       1,972                     18,885               12,098
3/31/18       1,945                     19,761               12,564
9/30/18       1,942                     20,731               12,657
3/31/19       1,739                     20,289               12,184

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        103         36          9          0            56         35         12          1
10/1/14 - 9/30/15         96         52          7          1            55         38          3          0
10/1/15 - 9/30/16         37         20         15         16            72         47         22         24
10/1/16 - 9/30/17        120          0          0          0           122          7          2          0
10/1/17 - 9/30/18        171          5          0          0            72          3          0          0
10/1/18 - 3/31/19         15          0          0          0           104          5          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BICK INDEX FUND (BICK)

The First Trust BICK Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE BICK(TM) Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "BICK." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.

The Index is developed, maintained and sponsored by Nasdaq, Inc. The Index is designed to provide a benchmark for investors interested in tracking some of the largest and most liquid public companies that are domiciled in Brazil, India, China (including Hong Kong) and South Korea that are accessible for investment by U.S. investors.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL           CUMULATIVE
                                                                                 TOTAL RETURNS          TOTAL RETURNS
                                                         6 Months   1 Year    5 Years   Inception    5 Years   Inception
                                                          Ended      Ended     Ended    (4/12/10)     Ended    (4/12/10)
                                                         3/31/19    3/31/19   3/31/19   to 3/31/19   3/31/19   to 3/31/19
FUND PERFORMANCE
NAV                                                        3.99%     -9.70%    3.55%      0.53%      19.06%       4.86%
Market Price                                               3.39%    -10.41%    3.60%      0.48%      19.34%       4.40%

INDEX PERFORMANCE
ISE BICK(TM) Index                                         4.56%     -7.88%    4.47%      1.43%      24.45%      13.58%
MSCI All Country World Index                              -2.13%      2.68%    6.45%      7.70%      36.71%      94.55%
MSCI Emerging Markets Index                                1.71%     -7.28%    3.68%      2.62%      19.80%      26.12%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the "Corporations"). The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the ISE Index which is determined, composed and calculated by Nasdaq, Inc. without regard to First Trust or the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BICK INDEX FUND (BICK) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   21.90%
Consumer Discretionary                       20.42
Information Technology                       12.13
Communication Services                       11.75
Materials                                     7.73
Energy                                        6.90
Industrials                                   5.68
Health Care                                   5.48
Consumer Staples                              4.08
Utilities                                     2.73
Real Estate                                   1.20
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
State Bank of India, GDR                      2.19%
ICICI Bank Ltd., ADR                          2.09
Reliance Industries Ltd., GDR                 2.08
HDFC Bank Ltd., ADR                           2.06
Axis Bank Ltd., GDR                           2.02
Vedanta Ltd., ADR                             1.98
Larsen & Toubro Ltd., GDR                     1.97
Dr. Reddy's Laboratories Ltd., ADR            1.93
Infosys Ltd., ADR                             1.83
WNS (Holdings) Ltd., ADR                      1.81
                                            ------
    Total                                    19.96%
                                            ======


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                APRIL 12, 2010 - MARCH 31, 2019

            First Trust BICK     ISE BICK(TM)     MSCI All Country     MSCI Emerging
            Index Fund           Index            World Index          Markets Index
            ----------------     ------------     ----------------     -------------
4/12/10     $10,000              $10,000          $10,000              $10,000
9/30/10      10,417               10,488            9,800               10,487
3/31/11      11,231               11,311           11,127               11,486
9/30/11       7,586                7,795            9,211                8,793
3/31/12       8,996                9,139           11,045               10,475
9/30/12       8,328                8,515           11,143               10,282
3/31/13       8,480                8,665           12,207               10,656
9/30/13       8,385                8,650           13,119               10,383
3/31/14       8,808                9,127           14,231               10,527
9/30/14       9,050                9,432           14,604               10,829
3/31/15       8,497                8,920           15,003               10,572
9/30/15       6,865                7,163           13,632                8,740
3/31/16       7,383                7,773           14,352                9,300
9/30/16       8,512                8,958           15,262               10,207
3/31/17       9,234                9,764           16,510               10,901
9/30/17      10,822               11,512           18,108               12,499
3/31/18      11,613               12,333           18,948               13,600
9/30/18      10,085               10,867           19,878               12,398
3/31/19      10,487               11,358           19,455               12,610

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14         28          1          0          0           131         82         10          0
10/1/14 - 9/30/15         38          6          0          0           116         79         13          0
10/1/15 - 9/30/16         34          0          0          0           113         97          8          1
10/1/16 - 9/30/17         65         26          0          0            51         99         10          0
10/1/17 - 9/30/18        120         37          2          0            76         14          2          0
10/1/18 - 3/31/19         33          4          1          0            61         24          1          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

The First Trust Nasdaq Smartphone Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq CTA Smartphone Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FONE." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.

The Index is owned, calculated and maintained by Nasdaq, Inc. (the "Index Provider"). The Index Provider and the Consumer Technology Association ("CTA") have jointly developed the eligibility and selection criteria and rules for the Index. The Index is designed to track the performance of companies engaged in the smartphone segment of the telecommunications and technology sectors as classified by CTA. To be eligible for the Index, issuers of the securities must be identified as being engaged in the smartphone industry by the CTA. Component securities must be listed on an index-eligible global stock exchange, as determined by the Index Provider, have a minimum worldwide market capitalization of $250 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20%.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL           CUMULATIVE
                                                                                 TOTAL RETURNS          TOTAL RETURNS
                                                         6 Months   1 Year    5 Years   Inception    5 Years   Inception
                                                          Ended      Ended     Ended    (2/17/11)     Ended    (2/17/11)
                                                         3/31/19    3/31/19   3/31/19   to 3/31/19   3/31/19   to 3/31/19
FUND PERFORMANCE
NAV                                                       -1.44%    -5.89%     8.01%       7.37%      47.00%     78.14%
Market Price                                              -1.39%    -6.37%     8.03%       7.31%      47.13%     77.30%

INDEX PERFORMANCE
Nasdaq CTA Smartphone Index(SM)                           -1.30%    -4.87%     8.94%       8.32%      53.43%     91.29%
MSCI World Index                                          -2.61%     4.08%     6.78%       7.74%      38.80%     83.08%
MSCI All Country World Information Technology Index       -1.53%     8.61%    15.69%      13.37%     107.27%    176.81%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

-----------------------------
Nasdaq(R), and Nasdaq CTA Smartphone Index(SM), formerly NASDAQ OMX CEA Smartphone Index(SM), are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       73.74%
Communication Services                       11.40
Real Estate                                   6.71
Consumer Discretionary                        6.60
Industrials                                   1.55
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Wistron Corp.                                 3.80%
Apple, Inc.                                   3.76
HTC Corp.                                     3.71
Kyocera Corp.                                 3.66
LG Electronics, Inc.                          3.62
Asustek Computer, Inc.                        3.47
Pegatron Corp.                                3.45
Lenovo Group Ltd.                             3.42
Inventec Corp.                                3.37
Samsung Electronics Co., Ltd.                 3.36
                                            ------
Total                                        35.62%
                                            ======


                                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                          FEBRUARY 17, 2011 - MARCH 31, 2019

            First Trust Nasdaq        Nasdaq CTA               MSCI World     MSCI All Country World
            Smartphone Index Fund     Smartphone Index(SM)     Index          Information Technology Index
            ---------------------     --------------------     ----------     ----------------------------
2/17/11     $10,000                   $10,000                  $10,000        $10,000
3/31/11       9,399                     9,412                    9,849          9,547
9/30/11       7,503                     7,595                    8,251          8,390
3/31/12       9,238                     9,328                    9,904         10,774
9/30/12       7,805                     7,925                   10,032         10,566
3/31/13       9,021                     9,180                   11,077         10,774
9/30/13      10,975                    11,245                   12,059         11,756
3/31/14      12,117                    12,470                   13,188         13,356
9/30/14      12,748                    13,187                   13,530         14,502
3/31/15      13,920                    14,460                   13,983         15,485
9/30/15      12,194                    12,706                   12,842         14,328
3/31/16      13,098                    13,739                   13,501         15,785
9/30/16      14,585                    15,322                   14,300         17,605
3/31/17      16,474                    17,413                   15,494         19,719
9/30/17      18,041                    19,153                   16,898         22,884
3/31/18      18,932                    20,114                   17,589         25,486
9/30/18      18,076                    19,388                   18,797         28,111
3/31/19      17,816                    19,129                   18,306         27,681

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        139         12          0          0            86         14          1          0
10/1/14 - 9/30/15        123          4          0          0           118          7          0          0
10/1/15 - 9/30/16         19          0          0          0           164         67          3          0
10/1/16 - 9/30/17         59          0          0          0           159         32          1          0
10/1/17 - 9/30/18         61          1          0          0           166         21          2          0
10/1/18 - 3/31/19         27          7          0          0            83          7          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

The First Trust NASDAQ Global Auto Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX Global Auto Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "CARZ." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.

The Index is owned and was developed by Nasdaq, Inc. (the "Index Provider"). The Index Provider has contracted with Standard & Poor's Dow Jones Indices to calculate and maintain the Index. The Index is designed to track the performance of the largest and most liquid companies engaged in manufacturing of automobiles. To be eligible for the Index, component securities must be listed on an Index-eligible global stock exchange, as determined by the Index Provider, have a minimum float-adjusted worldwide market capitalization of at least $500 million and a minimum three-month average daily dollar trading volume of $1 million.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL           CUMULATIVE
                                                                                 TOTAL RETURNS          TOTAL RETURNS
                                                         6 Months   1 Year    5 Years   Inception    5 Years   Inception
                                                          Ended      Ended     Ended     (5/9/11)     Ended     (5/9/11)
                                                         3/31/19    3/31/19   3/31/19   to 3/31/19   3/31/19   to 3/31/19
FUND PERFORMANCE
NAV                                                       -8.73%    -17.84%   -1.68%      2.85%      -8.14%      24.86%
Market Price                                              -8.83%    -17.82%   -1.73%      2.85%      -8.36%      24.84%

INDEX PERFORMANCE
NASDAQ OMX Global Auto Index(SM)                          -8.39%    -16.65%   -0.88%      3.80%      -4.35%      34.28%
MSCI World Index                                          -2.61%      4.08%    6.78%      7.93%      38.80%      82.66%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

-----------------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX Global Auto Index(SM), are the registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                       99.39%
Industrials                                   0.61
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Daimler AG                                    8.25%
Toyota Motor Corp.                            8.22
Honda Motor Co., Ltd.                         8.06
General Motors Co.                            7.94
Volkswagen AG (Preference Shares)             7.56
Ford Motor Co.                                4.23
Renault S.A.                                  4.07
Peugeot S.A.                                  4.04
Nissan Motor Co., Ltd.                        4.00
Hyundai Motor Co.                             3.95
                                            ------
    Total                                    60.32%
                                            ======


                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 9, 2011 - MARCH 31, 2019

           First Trust NASDAQ         NASDAQ OMX Global     MSCI World
           Global Auto Index Fund     Auto Index(SM)        Index
           ----------------------     -----------------     ----------
5/9/11     $10,000                    $10,000               $10,000
9/30/11      7,545                      7,717                 8,232
3/31/12      9,324                      9,459                 9,881
9/30/12      8,282                      8,439                10,009
3/31/13     10,210                     10,402                11,052
9/30/13     13,205                     13,581                12,032
3/31/14     13,593                     14,039                13,158
9/30/14     13,085                     13,556                13,499
3/31/15     14,034                     14,601                13,951
9/30/15     11,727                     12,208                12,813
3/31/16     11,826                     12,418                13,470
9/30/16     11,990                     12,550                14,267
3/31/17     13,091                     13,851                15,458
9/30/17     14,803                     15,719                16,858
3/31/18     15,201                     16,109                17,547
9/30/18     13,682                     14,656                18,752
3/31/19     12,488                     13,426                18,266

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        133         17          0          0            88         14          0          0
10/1/14 - 9/30/15         90         12          1          1           129         19          0          0
10/1/15 - 9/30/16         78          7          2          0           118         42          5          1
10/1/16 - 9/30/17         91          9          0          0           124         26          1          0
10/1/17 - 9/30/18        120         12          1          0           113          5          0          0
10/1/18 - 3/31/19         64          5          0          0            54          1          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CLOUD COMPUTING ETF (SKYY)

The First Trust Cloud Computing ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Cloud Computing(TM) Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "SKYY." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.

The Index is developed, maintained and sponsored by Nasdaq, Inc. To be eligible for the Index, a security must be actively engaged in a business activity supporting or utilizing the cloud computing space. Component securities must have a market capitalization of at least $100 million.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL           CUMULATIVE
                                                                                 TOTAL RETURNS          TOTAL RETURNS
                                                         6 Months   1 Year    5 Years   Inception    5 Years   Inception
                                                          Ended      Ended     Ended     (7/5/11)     Ended     (7/5/11)
                                                         3/31/19    3/31/19   3/31/19   to 3/31/19   3/31/19   to 3/31/19
FUND PERFORMANCE
NAV                                                        2.41%    20.14%    16.94%      14.89%     118.65%    192.79%
Market Price                                               2.37%    19.69%    16.95%      14.89%     118.77%    192.84%

INDEX PERFORMANCE
ISE Cloud Computing(TM) Index                              2.79%    21.02%    17.50%      15.50%     123.99%    204.92%
S&P 500(R) Index                                          -1.72%     9.50%    10.91%      12.54%      67.81%    149.39%
S&P Composite 1500 Information Technology Index           -0.92%    14.92%    18.18%      17.04%     130.49%    237.77%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the "Corporations"). The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the ISE Index which is determined, composed and calculated by Nasdaq, Inc. without regard to First Trust or the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CLOUD COMPUTING ETF (SKYY) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       68.69%
Communication Services                       21.97
Real Estate                                   4.85
Consumer Discretionary                        4.49
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Zynga, Inc., Class A                          6.27%
VMware, Inc., Class A                         5.50
Netflix, Inc.                                 5.31
Teradata Corp.                                4.94
Equinix, Inc.                                 4.85
Cisco Systems, Inc.                           4.80
SAP SE, ADR                                   4.74
Facebook, Inc., Class A                       4.71
Oracle Corp.                                  4.69
Open Text Corp.                               4.63
                                            ------
    Total                                    50.44%
                                            ======


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                          JULY 5, 2011 - MARCH 31, 2019

            First Trust Cloud     ISE Cloud               S&P 500(R)     S&P Composite 1500
            Computing ETF         Computing(TM) Index     Index          Information Technology Index
            -----------------     -------------------     ----------     ----------------------------
07/5/11     $10,000               $10,000                 $10,000        $10,000
9/30/11       7,902                 7,909                   8,501          8,886
3/31/12      10,604                10,641                  10,702         11,739
9/30/12       9,864                 9,934                  11,068         11,695
3/31/13      10,531                10,640                  12,196         11,682
9/30/13      12,214                12,376                  13,209         12,718
3/31/14      13,390                13,612                  14,861         14,655
9/30/14      13,581                13,852                  15,815         16,153
3/31/15      14,551                14,885                  16,753         17,253
9/30/15      13,994                14,354                  15,718         16,547
3/31/16      14,789                15,247                  17,052         18,475
9/30/16      17,114                17,697                  18,143         20,324
3/31/17      19,392                19,930                  19,979         23,173
9/30/17      21,052                21,701                  21,519         26,144
3/31/18      24,370                25,195                  22,776         29,394
9/30/18      28,591                29,662                  25,375         34,091
3/31/19      29,280                30,490                  24,939         33,777

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        191         18          0          0            38          5          0          0
10/1/14 - 9/30/15        193          9          0          0            48          2          0          0
10/1/15 - 9/30/16        146          1          0          0           106          0          0          0
10/1/16 - 9/30/17        188          0          0          0            62          1          0          0
10/1/17 - 9/30/18        176          1          0          0            74          0          0          0
10/1/18 - 3/31/19         84          5          0          0            29          4          2          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INTERNATIONAL EQUITY OPPORTUNITIES ETF (FPXI)

First Trust International Equity Opportunities ETF, formerly First Trust International IPO ETF, (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the IPOX International Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FPXI." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.

The Index is owned and is developed, maintained and sponsored by IPOX(R) Schuster LLC (the "Index Provider"). The Index is a market-cap weighted portfolio measuring the performance of the top 50 companies domiciled outside the United States ranked quarterly by market capitalization in the IPOX Global Composite Index (the "Base Index") and represents, on average, 25% of the total market capitalization of the Base Index, a fully market capitalization-weighted index constructed and managed to provide a broad and objective view of global aftermath performance of initial public offerings and spin-offs in all world countries (both developed and emerging market countries).

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL          CUMULATIVE
                                                                                   TOTAL RETURNS         TOTAL RETURNS
                                                6 Months Ended   1 Year Ended   Inception (11/4/14)   Inception (11/4/14)
                                                   3/31/19         3/31/19          to 3/31/19            to 3/31/19
FUND PERFORMANCE
NAV                                                 -0.36%          -4.95%             4.83%                23.07%
Market Price                                        -0.67%          -5.35%             4.77%                22.75%

INDEX PERFORMANCE
IPOX International Index                             0.02%          -3.79%             5.61%                27.15%
MSCI World ex USA Index                             -3.67%          -2.99%             3.41%                15.93%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

-----------------------------
IPOX(R) and IPOX International Index are registered international trademarks and service marks of IPOX(R) Schuster LLC and have been licensed for use for certain purposes by First Trust.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INTERNATIONAL EQUITY OPPORTUNITIES ETF (FPXI) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       16.80%
Communication Services                       16.50
Financials                                   15.87
Health Care                                  11.71
Real Estate                                  11.09
Consumer Discretionary                       10.58
Industrials                                   9.79
Utilities                                     6.84
Consumer Staples                              0.82
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
China Vanke Co., Ltd., Class H                6.50%
Postal Savings Bank of China Co., Ltd.,
   Class H                                    6.49
Japan Post Holdings Co., Ltd.                 5.89
Siemens Healthineers AG                       5.83
China Tower Corp. Ltd., Class H               5.71
Orsted A/S                                    5.57
CK Asset Holdings Ltd.                        4.60
Ferrari N.V.                                  4.59
Pinduoduo, Inc., ADR                          4.04
Atlassian Corp. PLC, Class A                  3.77
                                            ------
    Total                                    52.99%
                                            ======


                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            NOVEMBER 4, 2014 - MARCH 31, 2019

            First Trust International     IPOX International     MSCI World
            Equity Opportunities ETF      Index                  ex USA Index
            -------------------------     ------------------     -----------
11/4/14     $10,000                       $10,000                $10,000
3/31/15       9,798                         9,813                 10,252
9/30/15       8,526                         8,522                  9,212
3/31/16       8,864                         8,954                  9,386
9/30/16       9,432                         9,523                  9,872
3/31/17       9,913                        10,072                 10,506
9/30/17      11,952                        12,204                 11,722
3/31/18      12,949                        13,217                 11,951
9/30/18      12,352                        12,713                 12,036
3/31/19      12,308                        12,716                 11,594

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014 (commencement of trading) through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
11/5/14 - 9/30/15         90         11          1          0           117          8          0          1
10/1/15 - 9/30/16        109         30          0          0            86         28          0          0
10/1/16 - 9/30/17        138         32          0          0            63         17          1          0
10/1/17 - 9/30/18        152         27          1          0            67          4          0          0
10/1/18 - 3/31/19         44         11          4          0            49         14          2          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)

The First Trust Nasdaq Cybersecurity ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq CTA Cybersecurity Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "CIBR." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.

The Index is owned, calculated and maintained by Nasdaq, Inc. (the "Index Provider"). The Index Provider and the Consumer Technology Association ("CTA") have jointly developed the eligibility and selection criteria and rules for the Index. The Index will include securities of companies classified as "cybersecurity" companies by the CTA.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL         CUMULATIVE
                                                                                    TOTAL RETURNS        TOTAL RETURNS
                                                  6 Months Ended   1 Year Ended   Inception (7/6/15)   Inception (7/6/15)
                                                     3/31/19         3/31/19          to 3/31/19           to 3/31/19
FUND PERFORMANCE
NAV                                                   -1.41%          12.25%             9.98%               42.69%
Market Price                                          -1.59%          12.33%            10.00%               42.80%

INDEX PERFORMANCE
Nasdaq CTA Cybersecurity Index(SM)                    -1.12%          13.13%            10.75%               46.44%
S&P 500(R) Index                                      -1.72%           9.50%            11.07%               48.00%
S&P Composite 1500 Information Technology Index       -0.92%          14.92%            19.57%               94.90%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

-----------------------------
Nasdaq(R), and Nasdaq CTA Cybersecurity Index(SM), formerly Nasdaq CEA Cybersecurity Index(SM), are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       87.46%
Industrials                                  12.54
                                            ------
    Total                                   100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Cisco Systems, Inc.                           6.19%
Palo Alto Networks, Inc.                      5.85
Raytheon Co.                                  5.79
Fortinet, Inc.                                5.74
Splunk, Inc.                                  5.44
Zscaler, Inc.                                 4.24
Booz Allen Hamilton Holding Corp.             3.26
CyberArk Software Ltd.                        3.22
Check Point Software Technologies Ltd.        3.07
Akamai Technologies, Inc.                     3.05
                                            ------
Total                                        45.85%
                                            ======


                                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            JULY 6, 2015 - MARCH 31, 2019

            First Trust Nasdaq     Nasdaq CTA                  S&P 500(R)     S&P Composite 1500
            Cybersecurity ETF      Cybersecurity Index(SM)     Index          Information Technology Index
            ------------------     -----------------------     ----------     ----------------------------
7/6/15      $10,000                $10,000                     $10,000        $10,000
9/30/15       8,575                  8,585                       9,328          9,547
3/31/16       8,595                  8,645                      10,120         10,659
9/30/16      10,018                 10,113                      10,768         11,726
3/31/17      10,993                 11,137                      11,858         13,370
9/30/17      11,093                 11,276                      12,772         15,084
3/31/18      12,713                 12,943                      13,518         16,959
9/30/18      14,475                 14,808                      15,060         19,669
3/31/19      14,271                 14,642                      14,801         19,488

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 7, 2015 (commencement of trading) through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
7/7/15 - 9/30/15          49          7          1          0             4          0          0          0
10/1/15 - 9/30/16        140          0          0          0           113          0          0          0
10/1/16 - 9/30/17        228          2          0          0            21          0          0          0
10/1/17 - 9/30/18        222          1          0          0            28          0          0          0
10/1/18 - 3/31/19         76          4          0          0            42          2          0          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. For certain Funds, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND II

UNDERSTANDING YOUR FUND EXPENSES
MARCH 31, 2019 (UNAUDITED)

As a shareholder of First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Global Engineering and Construction ETF, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust Indxx Global Natural Resources Income ETF, First Trust Indxx Global Agriculture ETF, First Trust BICK Index Fund, First Trust Nasdaq Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund, First Trust Cloud Computing ETF, First Trust International Equity Opportunities ETF or First Trust Nasdaq Cybersecurity ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs:
(1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended March 31, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO
                                                     BEGINNING            ENDING         BASED ON THE         EXPENSES PAID
                                                   ACCOUNT VALUE       ACCOUNT VALUE       SIX-MONTH            DURING THE
                                                  OCTOBER 1, 2018     MARCH 31, 2019      PERIOD (a)       SIX-MONTH PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)
Actual                                               $1,000.00          $  985.60            0.56%                $2.77
Hypothetical (5% return before expenses)             $1,000.00          $1,022.14            0.56%                $2.82

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)
Actual                                               $1,000.00          $1,081.50            0.60%                $3.11
Hypothetical (5% return before expenses)             $1,000.00          $1,021.94            0.60%                $3.02

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)
Actual                                               $1,000.00          $  947.10            0.56%                $2.72
Hypothetical (5% return before expenses)             $1,000.00          $1,022.14            0.56%                $2.82

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)
Actual                                               $1,000.00          $1,056.60            0.60%                $3.08
Hypothetical (5% return before expenses)             $1,000.00          $1,021.94            0.60%                $3.02

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)
Actual                                               $1,000.00          $  884.00            0.70%                $3.29
Hypothetical (5% return before expenses)             $1,000.00          $1,021.44            0.70%                $3.53

FIRST TRUST EXCHANGE-TRADED FUND II

MARCH 31, 2019 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO
                                                     BEGINNING            ENDING         BASED ON THE         EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH            DURING THE
                                                  OCTOBER 1, 2018     MARCH 31, 2019      PERIOD (a)       SIX-MONTH PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)
Actual                                               $1,000.00          $  920.10            0.70%                $3.35
Hypothetical (5% return before expenses)             $1,000.00          $1,021.44            0.70%                $3.53

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)
Actual                                               $1,000.00          $  986.70            0.70%                $3.47
Hypothetical (5% return before expenses)             $1,000.00          $1,021.44            0.70%                $3.53

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)
Actual                                               $1,000.00          $  894.80            0.70%                $3.31
Hypothetical (5% return before expenses)             $1,000.00          $1,021.44            0.70%                $3.53

FIRST TRUST BICK INDEX FUND (BICK)
Actual                                               $1,000.00          $1,039.90            0.64%                $3.25
Hypothetical (5% return before expenses)             $1,000.00          $1,021.74            0.64%                $3.23

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)
Actual                                               $1,000.00          $  985.60            0.70%                $3.47
Hypothetical (5% return before expenses)             $1,000.00          $1,021.44            0.70%                $3.53

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)
Actual                                               $1,000.00          $  912.70            0.70%                $3.34
Hypothetical (5% return before expenses)             $1,000.00          $1,021.44            0.70%                $3.53

FIRST TRUST CLOUD COMPUTING ETF (SKYY)
Actual                                               $1,000.00          $1,024.10            0.60%                $3.03
Hypothetical (5% return before expenses)             $1,000.00          $1,021.94            0.60%                $3.02

FIRST TRUST INTERNATIONAL EQUITY OPPORTUNITIES ETF (FPXI)
Actual                                               $1,000.00          $  996.40            0.70%                $3.48
Hypothetical (5% return before expenses)             $1,000.00          $1,021.44            0.70%                $3.53

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)
Actual                                               $1,000.00          $  985.90            0.60%                $2.97
Hypothetical (5% return before expenses)             $1,000.00          $1,021.94            0.60%                $3.02


(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (October 1, 2018 through March 31, 2019), multiplied by 182/365 (to reflect the six-month period).

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 98.5%
             BELGIUM -- 3.6%
     439,628 Proximus S.A., DP                 $   12,679,016
                                               --------------
             FINLAND -- 2.6%
     446,585 Fortum OYJ                             9,132,484
                                               --------------
             FRANCE -- 17.2%
     338,555 CNP Assurances                         7,451,203
      90,839 Covivio                                9,639,658
     357,952 Klepierre S.A.                        12,519,848
     176,457 SCOR SE                                7,513,862
     488,031 Societe Generale S.A.                 14,110,559
     155,945 TOTAL S.A.                             8,662,639
                                               --------------
                                                   59,897,769
                                               --------------
             GERMANY -- 11.7%
     422,532 Aareal Bank AG                        13,024,902
      38,117 Allianz SE                             8,478,046
     340,357 Deutsche Post AG                      11,072,121
      35,007 Muenchener Rueckversicherungs-
                Gesellschaft AG in Muenchen         8,285,820
                                               --------------
                                                   40,860,889
                                               --------------
             ITALY -- 10.8%
     563,158 Assicurazioni Generali S.p.A.         10,423,471
   6,992,077 Intesa Sanpaolo S.p.A.                17,028,021
   1,948,598 Snam S.p.A.                           10,009,008
                                               --------------
                                                   37,460,500
                                               --------------
             MULTI-NATIONAL -- 3.9%
      81,879 Unibail-Rodamco-Westfield             13,422,697
                                               --------------
             PORTUGAL -- 3.4%
   3,026,917 EDP-Energias de Portugal S.A.         11,901,088
                                               --------------
             SPAIN -- 3.0%
   2,261,817 Banco Santander S.A.                  10,515,447
                                               --------------
             SWEDEN -- 2.8%
   1,128,592 Skandinaviska Enskilda Banken
                AB, Class A                         9,769,405
                                               --------------
             SWITZERLAND -- 15.1%
     134,317 Swiss Prime Site AG                   11,769,177
      94,526 Swiss Re AG                            9,234,737
      16,593 Swisscom AG                            8,115,281
   1,136,463 UBS Group AG                          13,775,655
      28,818 Zurich Insurance Group AG              9,538,953
                                               --------------
                                                   52,433,803
                                               --------------
             UNITED KINGDOM -- 24.4%
   1,916,608 BAE Systems PLC                       12,042,144
     672,552 GlaxoSmithKline PLC                   13,987,484
   1,202,377 National Grid PLC                     13,323,899
     477,933 Royal Dutch Shell PLC, Class B        15,113,982
   1,261,044 SSE PLC                               19,495,939
   1,054,951 United Utilities Group PLC            11,190,082
                                               --------------
                                                   85,153,530
                                               --------------
             TOTAL COMMON STOCKS -- 98.5%         343,226,628
             (Cost $355,671,513)               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 0.3%
   1,005,401 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.30% (b)              $    1,005,401
             (Cost $1,005,401)                 --------------

             TOTAL INVESTMENTS -- 98.8%           344,232,029
             (Cost $356,676,914) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 1.2%                 4,323,431
                                               --------------
             NET ASSETS -- 100.0%              $  348,555,460
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Rate shown reflects yield as of March 31, 2019.

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $15,911,342 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $28,356,227. The net unrealized depreciation was $12,444,885.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $  343,226,628  $           --  $           --
Money Market
   Funds                   1,005,401              --              --
                      ----------------------------------------------
Total Investments     $  344,232,029  $           --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Euro                                                56.9%
British Pound Sterling                              24.7
Swiss Franc                                         15.2
Swedish Krona                                        2.9
United States Dollar                                 0.3
                                                   ------
     Total                                         100.0%
                                                   ======


                        See Notes to Financial Statements                Page 35

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.6%
             AUSTRALIA -- 4.7%
     196,196 BGP Holdings PLC (b) (c) (d)      $            0
      15,535 BWP Trust                                 41,255
      10,678 Charter Hall Retail REIT                  35,256
      53,812 Cromwell Property Group                   41,839
      32,504 Dexus                                    294,033
      56,443 Goodman Group                            535,033
      57,674 GPT Group (The)                          254,309
     116,765 Mirvac Group                             228,000
     163,328 Scentre Group                            476,641
      29,576 Shopping Centres Australasia
                Property Group                         55,441
      76,788 Stockland                                209,915
     101,306 Vicinity Centres                         187,024
                                               --------------
                                                    2,358,746
                                               --------------
             AUSTRIA -- 0.2%
       2,204 CA Immobilien Anlagen AG                  79,610
                                               --------------
             BELGIUM -- 0.8%
         589 Aedifica S.A.                             56,227
         165 Ascencio                                  10,402
         617 Befimmo S.A.                              36,337
         710 Cofinimmo S.A.                            94,299
         696 Intervest Offices & Warehouses
                N.V.                                   18,777
          78 Leasinvest Real Estate S.C.A.              8,697
         380 Montea C.V.A.                             31,373
         274 Retail Estates N.V.                       24,958
         563 Warehouses De Pauw C.V.A                  90,311
          70 Wereldhave Belgium Comm VA                 7,051
         351 Xior Student Housing N.V.                 16,655
                                               --------------
                                                      395,087
                                               --------------
             BERMUDA -- 0.5%
      37,322 Hongkong Land Holdings Ltd.              265,359
                                               --------------
             CANADA -- 2.9%
       3,319 Allied Properties Real Estate
                Investment Trust                      122,443
       4,317 Artis Real Estate Investment
                Trust                                  35,890
       1,212 Boardwalk Real Estate Investment
                Trust                                  36,985
       4,589 Canadian Apartment Properties
                REIT                                  176,404
       6,723 Chartwell Retirement Residences           75,362
       7,285 Choice Properties Real Estate
                Investment Trust                       76,647
       5,785 Cominar Real Estate Investment
                Trust                                  51,168
       2,800 Crombie Real Estate Investment
                Trust                                  29,816
       5,706 Dream Global Real Estate
                Investment Trust                       60,504
       1,574 Dream Office Real Estate
                Investment Trust                       29,128
       4,940 First Capital Realty, Inc.                79,108
       1,465 Granite Real Estate Investment
                Trust                                  69,997


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CANADA (CONTINUED)
       9,121 H&R Real Estate Investment Trust $ 159,780 3,174 InterRent Real Estate Investment
                Trust                                  34,534
       2,722 Killam Apartment Real Estate
                Investment Trust                       39,516
       1,506 Northview Apartment Real Estate
                Investment Trust                       32,704
       2,856 NorthWest Healthcare Properties
                Real Estate Investment Trust           24,919
       9,762 RioCan Real Estate Investment
                Trust                                 193,363
       4,015 SmartCentres Real Estate
                Investment Trust                      105,186
                                               --------------
                                                    1,433,454
                                               --------------
             CAYMAN ISLANDS -- 2.1%
      85,882 CK Asset Holdings Ltd.                   763,644
      38,856 Wharf Real Estate Investment Co.,
                Ltd.                                  289,318
                                               --------------
                                                    1,052,962
                                               --------------
             FINLAND -- 0.1%
         490 Citycon OYJ                                5,015
       2,769 Kojamo OYJ                                33,329
                                               --------------
                                                       38,344
                                               --------------
             FRANCE -- 1.5%
         981 Carmila S.A.                              18,730
       1,410 Covivio                                  149,626
       1,668 Gecina S.A.                              246,609
       1,024 ICADE                                     86,610
       6,230 Klepierre S.A.                           217,903
       1,962 Mercialys S.A.                            27,511
                                               --------------
                                                      746,989
                                               --------------
             GERMANY -- 4.0%
         925 ADLER Real Estate AG                      13,634
       5,050 alstria office REIT-AG                    82,141
       1,631 Deutsche EuroShop AG                      49,435
      11,333 Deutsche Wohnen SE                       549,577
       1,415 DIC Asset AG                              15,936
       2,230 Hamborner REIT AG                         23,339
       2,019 LEG Immobilien AG                        247,885
       4,029 TAG Immobilien AG                         99,430
       2,710 TLG Immobilien AG                         81,593
      16,555 Vonovia SE                               858,336
                                               --------------
                                                    2,021,306
                                               --------------
             GUERNSEY -- 0.2%
       7,659 F&C UK Real Estate Investment
                Ltd.                                    8,739
      10,148 Regional REIT Ltd. (e)                    13,878
      16,554 Schroder Real Estate Investment
                Trust Ltd.                             11,945
      29,623 Sirius Real Estate Ltd.                   24,461
      12,870 Standard Life Investment Property
                Income Trust Ltd.                      15,103
                                               --------------
                                                       74,126
                                               --------------


Page 36                 See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             HONG KONG -- 5.8%
      62,614 Champion REIT                     $       54,239
      65,073 Hang Lung Properties Ltd.                158,829
      37,907 Henderson Land Development
                Co., Ltd.                             240,965
      19,576 Hysan Development Co., Ltd.              104,863
      67,532 Link REIT                                789,742
     182,251 New World Development Co., Ltd.          302,283
     101,492 Sino Land Co., Ltd.                      196,262
      45,243 Sun Hung Kai Properties Ltd.             776,340
      33,583 Swire Properties Ltd.                    144,387
      38,856 Wharf Holdings (The) Ltd.                117,311
                                               --------------
                                                    2,885,221
                                               --------------
             IRELAND -- 0.2%
      21,966 Green REIT PLC                            36,961
      22,129 Hibernia REIT PLC                         33,164
      11,611 Irish Residential Properties
                REIT PLC                               20,709
                                               --------------
                                                       90,834
                                               --------------
             ISLE OF MAN -- 0.0%
       8,103 RDI REIT PLC                              16,042
                                               --------------
             ISRAEL -- 0.1%
       1,168 Azrieli Group Ltd.                        69,162
                                               --------------
             ITALY -- 0.0%
       1,557 Immobiliare Grande Distribuzione
                SIIQ S.p.A.                            11,248
                                               --------------
             JAPAN -- 11.0%
          22 Activia Properties, Inc.                  91,311
          40 Advance Residence Investment
                Corp.                                 111,342
       3,827 AEON Mall Co., Ltd.                       62,845
          47 AEON REIT Investment Corp.                55,384
          19 Comforia Residential REIT, Inc.           52,030
          59 Daiwa House REIT Investment
                Corp.                                 130,798
           9 Daiwa Office Investment Corp.             63,990
          14 Frontier Real Estate Investment
                Corp.                                  58,675
          23 Fukuoka REIT Corp.                        35,342
         108 GLP J-REIT                               115,669
      11,300 Hulic Co., Ltd.                          110,726
          35 Hulic REIT, Inc.                          59,623
          50 Industrial & Infrastructure Fund
                Investment Corp.                       55,806
         268 Invesco Office J-Reit, Inc.               42,511
         146 Invincible Investment Corp.               71,399
          38 Japan Excellent, Inc.                     55,167
         142 Japan Hotel REIT Investment Corp.        114,415
          27 Japan Logistics Fund, Inc.                57,226
          27 Japan Prime Realty Investment
                Corp.                                 111,089
          41 Japan Real Estate Investment
                Corp.                                 241,568
          48 Japan Rental Housing Investments,
                Inc.                                   38,199


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             JAPAN (CONTINUED)
          84 Japan Retail Fund Investment
                Corp.                          $      168,788
          12 Kenedix Office Investment Corp.           83,263
          27 Kenedix Residential Next
                Investment Corp.                       44,752
          16 Kenedix Retail REIT Corp.                 39,022
          49 MCUBS MidCity Investment Corp.            45,008
      37,730 Mitsubishi Estate Co., Ltd.              682,735
      30,181 Mitsui Fudosan Co., Ltd.                 757,725
          49 Mori Hills REIT Investment Corp.          65,787
          32 Mori Trust Sogo REIT, Inc.                49,719
          14 Nippon Accommodations Fund, Inc.          70,992
          40 Nippon Building Fund, Inc.               270,685
          60 Nippon Prologis REIT, Inc.               127,655
          14 NIPPON REIT Investment Corp.              53,938
       3,700 Nomura Real Estate Holdings, Inc.         70,942
         131 Nomura Real Estate Master Fund,
                Inc.                                  192,901
          84 Orix JREIT, Inc.                         144,080
          40 Premier Investment Corp.                  50,383
         113 Sekisui House REIT, Inc.                  85,339
      12,644 Sumitomo Realty & Development
                Co., Ltd.                             523,192
       6,587 Tokyo Tatemono Co., Ltd.                  80,651
          28 Tokyu REIT, Inc.                          45,298
          93 United Urban Investment Corp.            146,763
                                               --------------
                                                    5,534,733
                                               --------------
             JERSEY -- 0.1%
       2,740 Phoenix Spree Deutschland Ltd.            13,205
      12,290 Target Healthcare REIT Ltd.               18,408
                                               --------------
                                                       31,613
                                               --------------
             LUXEMBOURG -- 0.7%
         930 ADO Properties S.A. (e)                   52,840
      21,566 Aroundtown S.A.                          177,809
       3,515 Grand City Properties S.A.                84,774
         695 Shurgard Self Storage S.A. (c)            22,948
                                               --------------
                                                      338,371
                                               --------------
             MULTI-NATIONAL -- 1.4%
       4,300 Unibail-Rodamco-Westfield                704,913
                                               --------------
             NETHERLANDS -- 0.3%
       1,523 Eurocommercial Properties N.V.            43,941
         564 NSI N.V.                                  23,946
         580 Vastned Retail N.V.                       22,479
       1,287 Wereldhave N.V.                           35,183
                                               --------------
                                                      125,549
                                               --------------
             NEW ZEALAND -- 0.1%
      45,372 Kiwi Property Group Ltd.                  45,884
                                               --------------
             NORWAY -- 0.1%
       3,491 Entra ASA (e)                             52,699
                                               --------------
             SINGAPORE -- 2.6%
      80,600 Ascendas Real Estate Investment
                Trust                                 173,065
      77,890 CapitaLand Commercial Trust              111,497
      80,230 CapitaLand Ltd.                          216,078


                        See Notes to Financial Statements                Page 37

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SINGAPORE (CONTINUED)
      76,483 CapitaLand Mall Trust             $      134,314
      24,900 CDL Hospitality Trusts                    29,948
      15,000 City Developments Ltd.                   100,166
      42,233 Fortune Real Estate Investment
                Trust                                  55,630
      47,200 Frasers Logistics & Industrial
                Trust                                  40,400
      62,700 Keppel REIT                               59,681
      60,821 Mapletree Commercial Trust                84,820
      41,900 Mapletree Industrial Trust                64,925
      76,753 Mapletree Logistics Trust                 82,685
      62,297 Suntec Real Estate Investment
                Trust                                  89,636
      15,700 UOL Group Ltd.                            80,513
                                               --------------
                                                    1,323,358
                                               --------------
             SPAIN -- 0.5%
      10,094 Inmobiliaria Colonial Socimi S.A.        103,775
       2,144 Lar Espana Real Estate
                Socimi S.A.                            17,894
      10,648 Merlin Properties Socimi S.A.            139,332
                                               --------------
                                                      261,001
                                               --------------
             SWEDEN -- 1.6%
       8,602 Castellum AB                             166,862
         652 Catena AB                                 18,058
       2,686 Dios Fastigheter AB                       22,043
       8,420 Fabege AB                                122,261
       3,094 Fastighets AB Balder, Class B (c)         99,170
       1,142 Hembla AB (c)                             22,110
       5,092 Hemfosa Fastigheter AB                    44,664
       3,494 Hufvudstaden AB, Class A                  60,618
      16,326 Klovern AB, Class B                       22,389
       6,023 Kungsleden AB                             47,939
       5,092 Nyfosa AB (c)                             30,506
       2,394 Pandox AB                                 42,847
       2,974 Sagax AB, Class D                         11,100
       1,106 Victoria Park AB, Class B                  4,389
       5,217 Wallenstam AB, Class B                    52,662
       4,233 Wihlborgs Fastigheter AB                  57,695
                                               --------------
                                                      825,313
                                               --------------
             SWITZERLAND -- 1.0%
         448 Allreal Holding AG                        76,260
          89 Hiag Immobilien Holding AG                11,709

         207 Mobimo Holding AG                         52,075
       1,252 PSP Swiss Property AG                    136,044
       2,397 Swiss Prime Site AG                      210,031
                                               --------------
                                                      486,119
                                               --------------
             UNITED KINGDOM -- 4.2%
      74,832 Assura PLC                                55,945
       4,888 Big Yellow Group PLC                      63,123
      30,478 British Land (The) Co. PLC               233,811
      23,414 Capital & Counties Properties PLC         73,373
      17,340 Capital & Regional PLC                     5,748
      19,887 Civitas Social Housing PLC                24,866
      11,605 Custodian REIT PLC                        16,778
         162 Daejan Holdings PLC                       12,364


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             UNITED KINGDOM (CONTINUED)
       3,199 Derwent London PLC                $      134,288
      18,715 Empiric Student Property PLC              22,304
      13,113 GCP Student Living PLC                    26,097
      19,192 Grainger PLC                              59,142
       8,774 Great Portland Estates PLC                85,308
      24,684 Hammerson PLC                            107,959
      12,841 Hansteen Holdings PLC                     16,290
       3,148 Helical PLC                               13,551
      28,285 Intu Properties PLC                       39,271
      22,749 Land Securities Group PLC                270,637
      20,519 LondonMetric Property PLC                 53,370
      11,241 LXI REIT PLC                              18,082
       9,546 NewRiver REIT PLC                         29,653
      33,828 Primary Health Properties PLC             57,189
       6,519 Safestore Holdings PLC                    50,647
      34,443 Segro PLC                                302,091
       7,325 Shaftesbury PLC                           83,956
      10,159 Triple Point Social Housing REIT
                PLC (e)                                13,430
      53,162 Tritax Big Box REIT PLC                   99,430
       8,293 UNITE Group (The) PLC                     99,102
       4,243 Workspace Group PLC                       53,937
                                               --------------
                                                    2,121,742
                                               --------------
             UNITED STATES -- 52.9%
       2,551 Acadia Realty Trust                       69,566
       1,061 Agree Realty Corp.                        73,570
          67 Alexander's, Inc.                         25,203
       3,551 Alexandria Real Estate Equities,
                Inc.                                  506,231
       1,219 American Assets Trust, Inc.               55,903
       4,339 American Campus Communities,
                Inc.                                  206,450
       8,236 American Homes 4 Rent, Class A           187,122
       4,025 Americold Realty Trust                   122,803
       4,795 Apartment Investment &
                Management Co., Class A               241,140
       6,900 Apple Hospitality REIT, Inc.             112,470
       2,756 Ashford Hospitality Trust, Inc.           13,091
       4,401 AvalonBay Communities, Inc.              883,413
       4,924 Boston Properties, Inc.                  659,225
       5,593 Brandywine Realty Trust                   88,705
       9,608 Brixmor Property Group, Inc.             176,499
       3,997 Brookfield Property REIT, Inc.,
                Class A                                81,898
       2,828 Camden Property Trust                    287,042
       2,636 CareTrust REIT, Inc.                      61,841
       1,453 Chatham Lodging Trust                     27,956
       1,879 Chesapeake Lodging Trust                  52,255
      15,313 Colony Capital, Inc.                      81,465
       3,768 Columbia Property Trust, Inc.             84,818
       3,288 Corporate Office Properties Trust         89,762
      13,317 Cousins Properties, Inc.                 128,642
       5,905 CubeSmart                                189,196
       3,334 CyrusOne, Inc.                           174,835
       6,565 DiamondRock Hospitality Co.               71,099
       6,553 Digital Realty Trust, Inc.               779,807


Page 38                 See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             UNITED STATES (CONTINUED)
       5,115 Douglas Emmett, Inc.              $      206,748
      11,367 Duke Realty Corp.                        347,603
       1,917 Easterly Government Properties,
                Inc.                                   34,525
       1,114 EastGroup Properties, Inc.               124,367
       4,516 Empire State Realty Trust, Inc.,
                Class A                                71,353
       2,349 EPR Properties                           180,638
       3,740 Equity Commonwealth                      122,261
       2,727 Equity LifeStyle Properties, Inc.        311,696
      11,441 Equity Residential                       861,736
       2,095 Essex Property Trust, Inc.               605,958
       3,888 Extra Space Storage, Inc.                396,226
       2,321 Federal Realty Investment Trust          319,950
       3,945 First Industrial Realty Trust,
                Inc.                                  139,495
       2,145 Four Corners Property Trust, Inc.         63,492
       3,301 Franklin Street Properties Corp.          23,734
       6,422 Gaming and Leisure Properties,
                Inc.                                  247,696
       1,037 Getty Realty Corp.                        33,215
       2,425 Global Net Lease, Inc.                    45,832
      15,236 HCP, Inc.                                476,887
       3,927 Healthcare Realty Trust, Inc.            126,096
       6,570 Healthcare Trust of America, Inc.,
                Class A                               187,836
       1,128 Hersha Hospitality Trust                  19,334
       3,238 Highwoods Properties, Inc.               151,474
       5,184 Hospitality Properties Trust             136,391
      23,339 Host Hotels & Resorts, Inc.              441,107
       4,910 Hudson Pacific Properties, Inc.          169,002
       2,824 Independence Realty Trust, Inc.           30,471
         380 Investors Real Estate Trust               22,766
       9,516 Invitation Homes, Inc.                   231,524
       3,332 JBG SMITH Properties                     137,778
       3,968 Kennedy-Wilson Holdings, Inc.             84,875
       3,147 Kilroy Realty Corp.                      239,046
      12,953 Kimco Realty Corp.                       239,630
       2,620 Kite Realty Group Trust                   41,894
       6,717 Lexington Realty Trust                    60,856
       4,697 Liberty Property Trust                   227,429
       1,460 Life Storage, Inc.                       142,014
       1,246 LTC Properties, Inc.                      57,067
       4,333 Macerich (The) Co.                       187,835
       2,865 Mack-Cali Realty Corp.                    63,603
      11,745 Medical Properties Trust, Inc.           217,400
       3,614 Mid-America Apartment
                Communities, Inc.                     395,119
       2,824 Monmouth Real Estate Investment
                Corp.                                  37,220
       1,295 National Health Investors, Inc.          101,722
       5,045 National Retail Properties, Inc.         279,443
       1,793 National Storage Affiliates Trust         51,118
       1,510 Office Properties Income Trust            41,736
       6,307 Omega Healthcare Investors, Inc.         240,612
       6,514 Paramount Group, Inc.                     92,434
       6,402 Park Hotels & Resorts, Inc.              198,974


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             UNITED STATES (CONTINUED)
       4,112 Pebblebrook Hotel Trust           $      127,719
       2,179 Pennsylvania Real Estate
                Investment Trust                       13,706
       5,785 Physicians Realty Trust                  108,816
       3,996 Piedmont Office Realty Trust,
                Inc., Class A                          83,317
      19,965 Prologis, Inc.                         1,436,482
         631 PS Business Parks, Inc.                   98,960
       4,732 Public Storage                         1,030,535
       1,613 QTS Realty Trust, Inc., Class A           72,569
       9,407 Realty Income Corp.                      691,979
       4,840 Regency Centers Corp.                    326,652
       3,558 Retail Opportunity Investments
                Corp.                                  61,696
       6,851 Retail Properties of America,
                Inc., Class A                          83,514
         486 Retail Value, Inc.                        15,149
       2,922 Rexford Industrial Realty, Inc.          104,637
       5,507 RLJ Lodging Trust                         96,758
       2,512 RPT Realty                                30,169
       1,416 Ryman Hospitality Properties,
                Inc.                                  116,452
       5,634 Sabra Health Care REIT, Inc.             109,694
         374 Saul Centers, Inc.                        19,212
       7,491 Senior Housing Properties Trust           88,244
       1,034 Seritage Growth Properties,
                Class A                                45,951
       9,827 Simon Property Group, Inc.             1,790,578
       4,861 SITE Centers Corp.                        66,207
       2,576 SL Green Realty Corp.                    231,634
       2,726 Spirit Realty Capital, Inc.              108,304
       3,099 STAG Industrial, Inc.                     91,885
       6,104 STORE Capital Corp.                      204,484
       3,275 Summit Hotel Properties, Inc.             37,368
       2,679 Sun Communities, Inc.                    317,515
       7,227 Sunstone Hotel Investors, Inc.           104,069
       2,910 Tanger Factory Outlet Centers,
                Inc.                                   61,052
       1,887 Taubman Centers, Inc.                     99,785
       1,902 Terreno Realty Corp.                      79,960
       1,698 Tier REIT, Inc.                           48,665
       8,707 UDR, Inc.                                395,820
         406 Universal Health Realty Income
                Trust                                  30,738
       3,464 Urban Edge Properties                     65,816
         936 Urstadt Biddle Properties, Inc.,
                Class A                                19,319
      11,348 Ventas, Inc.                             724,116
      30,895 VEREIT, Inc.                             258,591
      12,916 VICI Properties, Inc.                    282,602
       5,494 Vornado Realty Trust                     370,515
       5,919 Washington Prime Group, Inc.              33,442
       2,534 Washington Real Estate Investment
                Trust                                  71,915
       3,804 Weingarten Realty Investors              111,723
      11,866 Welltower, Inc.                          920,802
       5,066 WP Carey, Inc.                           396,820
       3,568 Xenia Hotels & Resorts, Inc.              78,175
                                               --------------
                                                   26,563,336
                                               --------------


                        See Notes to Financial Statements                Page 39

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TOTAL COMMON STOCKS -- 99.6%      $   49,953,121
             (Cost $42,553,330)                --------------

             INVESTMENT COMPANIES (a) -- 0.1%
             GUERNSEY -- 0.1%
      16,808 F&C Commercial Property Trust
                Ltd.                                   26,183
      17,229 Picton Property Income Ltd.               19,859
      20,843 UK Commercial Property REIT
                Ltd.                                   23,292
                                               --------------
             TOTAL INVESTMENT
                COMPANIES -- 0.1%                      69,334
             (Cost $74,844)                    --------------

             TOTAL INVESTMENTS -- 99.7%            50,022,455
             (Cost $42,628,174) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                   154,213
                                               --------------
             NET ASSETS -- 100.0%              $   50,176,668
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At March 31, 2019, securities noted as such are valued at $0 or 0.0% of net assets.

(c)   Non-income producing security.

(d) This is a restricted security which cannot be traded as a result of the in-specie distribution. It was acquired on August 6, 2009 at a cost of $0 and has a carrying value per share of $0.

(e) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(f) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $10,089,424 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,695,143. The net unrealized appreciation was $7,394,281.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                    TOTAL
                   VALUE AT
                  3/31/2019      LEVEL 1       LEVEL 2         LEVEL 3
                 ---------------------------------------------------------
Common
   Stocks:
Australia        $  2,358,746  $  2,358,746  $         --** $           --
Other Country
   Categories*     47,594,375    47,594,375            --               --
                 ---------------------------------------------------------
Total Common
   Stocks          49,953,121    49,953,121            --**             --
Investment
   Companies*          69,334        69,334            --               --
                 ---------------------------------------------------------
Total
   Investments   $ 50,022,455  $ 50,022,455  $         --** $           --
                 =========================================================

*  See Portfolio of Investments for country breakout.
** Investment is valued at $0.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                53.6%
Japanese Yen                                        11.1
Euro                                                 9.6
Hong Kong Dollar                                     8.0
Australian Dollar                                    4.7
British Pound Sterling                               4.6
Canadian Dollar                                      2.9
Singapore Dollar                                     2.5
Swedish Krona                                        1.7
Swiss Franc                                          1.0
Israeli Shekel                                       0.1
Norwegian Krone                                      0.1
New Zealand Dollar                                   0.1
                                                   ------
     Total                                         100.0%
                                                   ======


Page 40                 See Notes to Financial Statements

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.0%
             AUSTRALIA -- 14.3%
     235,212 Australia & New Zealand Banking
                Group Ltd.                     $    4,347,334
     824,176 Bendigo and Adelaide Bank Ltd.         5,664,802
      89,159 Commonwealth Bank of Australia         4,472,036
     513,895 Crown Resorts Ltd.                     4,199,902
   2,599,032 CSR Ltd.                               6,126,876
     884,955 Fortescue Metals Group Ltd.            4,467,661
   2,507,666 Harvey Norman Holdings Ltd.            7,157,892
     315,803 JB Hi-Fi Ltd.                          5,594,692
     353,874 National Australia Bank Ltd.           6,349,555
     406,555 Suncorp Group Ltd.                     3,977,937
     830,644 Sydney Airport                         4,382,210
   1,082,465 Tabcorp Holdings Ltd.                  3,550,956
     222,149 Wesfarmers Ltd.                        5,465,589
     292,620 Westpac Banking Corp.                  5,385,530
                                               --------------
                                                   71,142,972
                                               --------------
             BERMUDA -- 2.2%
     259,290 Invesco Ltd.                           5,006,890
     586,068 VTech Holdings Ltd.                    5,991,370
                                               --------------
                                                   10,998,260
                                               --------------
             CANADA -- 10.8%
      70,560 Bank of Nova Scotia (The)              3,756,230
      99,176 BCE, Inc.                              4,403,864
      47,960 Canadian Imperial Bank of
                Commerce                            3,789,858
     114,409 Emera, Inc.                            4,278,084
     112,427 Genworth MI Canada, Inc.               3,406,420
     207,392 IGM Financial, Inc.                    5,335,531
     170,429 Laurentian Bank of Canada              5,171,472
      72,834 National Bank of Canada                3,287,027
     144,910 Norbord, Inc.                          3,992,656
     283,980 Russel Metals, Inc.                    5,000,224
     172,030 Shaw Communications, Inc.,
                Class B                             3,580,016
     103,737 TELUS Corp.                            3,839,437
      91,058 TransCanada Corp.                      4,089,723
                                               --------------
                                                   53,930,542
                                               --------------
             DENMARK -- 0.9%
     266,962 Danske Bank A/S                        4,685,092
                                               --------------
             FINLAND -- 3.9%
     205,879 Fortum OYJ                             4,210,143
     114,302 Nokian Renkaat OYJ                     3,826,051
     795,551 Nordea Bank Abp                        6,053,933
     114,122 Sampo OYJ, Class A                     5,173,166
                                               --------------
                                                   19,263,293
                                               --------------
             FRANCE -- 9.5%
     190,900 AXA S.A.                               4,803,230
     106,496 BNP Paribas S.A.                       5,090,295
     111,361 Bouygues S.A.                          3,978,696
     103,906 Casino Guichard Perrachon S.A.         4,504,932
     396,321 Credit Agricole S.A.                   4,788,075
     306,454 Engie S.A.                             4,565,218


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FRANCE (CONTINUED)
     177,956 Lagardere S.C.A.                  $    4,575,361
     920,521 Natixis S.A.                           4,926,531
     213,412 Societe Generale S.A.                  6,170,433
      71,268 TOTAL S.A.                             3,958,889
                                               --------------
                                                   47,361,660
                                               --------------
             GERMANY -- 3.9%
     179,708 Aareal Bank AG                         5,539,649
      16,460 Allianz SE                             3,661,060
      83,951 Daimler AG                             4,920,512
     580,648 TUI AG                                 5,563,113
                                               --------------
                                                   19,684,334
                                               --------------
             HONG KONG -- 1.1%
   8,921,083 PCCW Ltd.                              5,545,880
                                               --------------
             IRELAND -- 0.9%
      94,018 Seagate Technology PLC                 4,502,522
                                               --------------
             ITALY -- 6.8%
     240,564 Assicurazioni Generali S.p.A.          4,452,590
     395,970 Azimut Holding S.p.A.                  6,729,349
     742,504 Banca Mediolanum S.p.A.                5,259,813
     254,313 Eni S.p.A.                             4,494,253
   2,955,538 Intesa Sanpaolo S.p.A.                 7,197,713
   2,100,519 UnipolSai Assicurazioni S.p.A.         5,664,469
                                               --------------
                                                   33,798,187
                                               --------------
             JAPAN -- 1.8%
     159,478 Aozora Bank Ltd.                       3,936,947
   1,371,400 Tokai Tokyo Financial Holdings,
                Inc.                                4,961,936
                                               --------------
                                                    8,898,883
                                               --------------
             JERSEY ISLAND -- 1.1%
     506,911 WPP PLC                                5,353,141
                                               --------------
             MALTA -- 0.9%
     462,268 Kindred Group PLC                      4,628,994
                                               --------------
             NETHERLANDS -- 2.2%
     928,412 Aegon N.V.                             4,461,577
     238,703 BE Semiconductor Industries N.V.       6,351,418
                                               --------------
                                                   10,812,995
                                               --------------
             NEW ZEALAND -- 1.1%
   2,124,424 Spark New Zealand Ltd.                 5,497,580
                                               --------------
             NORWAY -- 0.7%
     151,264 Equinor ASA                            3,312,043
                                               --------------
             PORTUGAL -- 1.0%
   1,297,517 EDP-Energias de Portugal S.A.          5,101,516
                                               --------------
             SINGAPORE -- 0.9%
   2,121,340 Singapore Telecommunications
                Ltd.                                4,727,133
                                               --------------
             SPAIN -- 3.5%
   1,662,961 Mapfre S.A.                            4,581,509
     166,343 Naturgy Energy Group S.A.              4,651,842
     196,201 Red Electrica Corp., S.A.              4,181,701
     497,207 Telefonica S.A.                        4,165,794
                                               --------------
                                                   17,580,846
                                               --------------


                        See Notes to Financial Statements                Page 41

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SWEDEN -- 3.8%
     248,607 JM AB                             $    4,454,834
     510,822 Skandinaviska Enskilda Banken
                AB, Class A                         4,421,816
     359,100 Swedbank AB, Class A                   5,073,278
   1,089,640 Telia Co., AB                          4,916,524
                                               --------------
                                                   18,866,452
                                               --------------
             SWITZERLAND -- 2.7%
      46,586 Swiss Re AG                            4,551,229
       8,295 Swisscom AG                            4,056,907
      14,086 Zurich Insurance Group AG              4,662,561
                                               --------------
                                                   13,270,697
                                               --------------
             UNITED KINGDOM -- 14.3%
     277,023 Bovis Homes Group PLC                  3,837,218
     147,430 British American Tobacco PLC           6,133,156
   1,990,004 BT Group PLC                           5,778,627
   1,307,563 Crest Nicholson Holdings PLC           6,301,262
   3,399,434 Dixons Carphone PLC                    6,497,525
     778,685 Galliford Try PLC                      6,759,665
     613,378 HSBC Holdings PLC                      4,979,532
   2,775,298 ITV PLC                                4,594,290
   1,233,852 Legal & General Group PLC              4,424,177
     587,689 Phoenix Group Holdings PLC             5,185,851
     159,790 Royal Dutch Shell PLC, Class A         5,022,964
   2,448,103 Standard Life Aberdeen PLC             8,416,171
     343,317 United Utilities Group PLC             3,641,634
                                               --------------
                                                   71,572,072
                                               --------------
             UNITED STATES -- 10.7%
      89,746 Altria Group, Inc.                     5,154,113
     176,711 AT&T, Inc.                             5,541,657
     527,028 CenturyLink, Inc.                      6,319,066
     640,766 Ford Motor Co.                         5,625,926
     903,100 GameStop Corp., Class A                9,175,496
      77,730 Helmerich & Payne, Inc.                4,318,679
     203,612 Macy's, Inc.                           4,892,796
     116,581 PacWest Bancorp                        4,384,611
      77,427 Southern (The) Co.                     4,001,427
     241,861 Waddell & Reed Financial, Inc.,
                Class A                             4,181,777
                                               --------------
                                                   53,595,548
                                               --------------
             TOTAL INVESTMENTS -- 99.0%           494,130,642
             (Cost $528,284,955) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- 1.0%                 5,128,650
                                               --------------
             NET ASSETS -- 100.0%              $  499,259,292
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $17,662,638 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $51,816,951. The net unrealized depreciation was $34,154,313.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $  494,130,642  $           --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Euro                                                28.7%
British Pound Sterling                              16.7
Australian Dollar                                   14.4
United States Dollar                                12.8
Canadian Dollar                                     10.9
Swedish Krona                                        6.0
Swiss Franc                                          2.7
Hong Kong Dollar                                     2.3
Japanese Yen                                         1.8
New Zealand Dollar                                   1.1
Singapore Dollar                                     1.0
Danish Krone                                         0.9
Norwegian Krone                                      0.7
                                                   ------
     Total                                         100.0%
                                                   ======


Page 42                 See Notes to Financial Statements

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.4%
             AUSTRALIA -- 2.8%
      94,979 AGL Energy Ltd.                   $    1,468,167
   1,924,214 Infigen Energy (b)                       601,167
                                               --------------
                                                    2,069,334
                                               --------------
             CANADA -- 9.7%
     163,631 Boralex, Inc., Class A                 2,321,580
     254,509 Northland Power, Inc.                  4,494,640
      17,933 TransAlta Renewables, Inc.               181,699
                                               --------------
                                                    6,997,919
                                               --------------
             CAYMAN ISLANDS -- 1.1%
     940,077 China High Speed Transmission
                Equipment Group Co., Ltd. (c)         814,339
                                               --------------
             CHINA -- 9.0%
   6,488,039 China Longyuan Power Group
                Corp., Ltd., Class H                4,512,728
     241,255 China Suntien Green Energy Corp.,
                Ltd., Class H                          73,453
   1,365,070 Xinjiang Goldwind Science &
                Technology Co., Ltd., Class H       1,965,018
                                               --------------
                                                    6,551,199
                                               --------------
             DENMARK -- 16.2%
      78,682 Orsted A/S (d)                         5,963,158
      68,595 Vestas Wind Systems A/S                5,771,734
                                               --------------
                                                   11,734,892
                                               --------------
             FRANCE -- 1.9%
      94,712 Engie S.A.                             1,410,916
                                               --------------
             GERMANY -- 9.2%
     129,575 E. ON SE                               1,440,723
     137,206 Nordex SE (b)                          2,244,031
      58,478 RWE AG                                 1,567,792
      13,055 Siemens AG                             1,404,995
                                               --------------
                                                    6,657,541
                                               --------------
             GREECE -- 1.0%
     100,729 Terna Energy S.A.                        728,807
                                               --------------
             GUERNSEY -- 3.9%
   1,828,846 Renewables Infrastructure Group
                (The) Ltd.                          2,805,987
                                               --------------
             ITALY -- 3.3%
     236,150 Enel S.p.A                             1,511,004
      46,806 Prysmian S.p.A.                          885,495
                                               --------------
                                                    2,396,499
                                               --------------
             JAPAN -- 3.8%
      91,010 Mitsui & Co., Ltd.                     1,411,177
     205,404 Toray Industries, Inc.                 1,310,115
                                               --------------
                                                    2,721,292
                                               --------------
             PORTUGAL -- 2.1%
     382,965 EDP-Energias de Portugal S.A.          1,505,724
                                               --------------
             SOUTH KOREA -- 0.3%
       4,987 Dongkuk Structures &
                Construction Co., Ltd.                 11,862
     171,734 Unison Co., Ltd. (b)                     196,683
                                               --------------
                                                      208,545
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SPAIN -- 13.1%
       3,798 Acciona S.A.                      $      423,061
      89,750 Audax Renovables S.A. (b) (c)            206,389
      55,444 Endesa S.A.                            1,414,305
     170,881 Iberdrola S.A.                         1,500,140
     373,077 Siemens Gamesa Renewable
                Energy S.A. (b)                     5,940,623
                                               --------------
                                                    9,484,518
                                               --------------
             SWEDEN -- 1.5%
      65,580 SKF AB, Class B                        1,089,085
                                               --------------
             SWITZERLAND -- 2.3%
      72,025 ABB Ltd.                               1,353,340
       3,410 BKW AG                                   232,527
          62 Gurit Holding AG                          57,968
                                               --------------
                                                    1,643,835
                                               --------------
             UNITED KINGDOM -- 1.9%
      90,651 SSE PLC                                1,401,479
                                               --------------
             UNITED STATES -- 16.3%
      31,153 Alliant Energy Corp.                   1,468,241
      42,611 American Superconductor Corp. (b)        547,977
      15,938 Duke Energy Corp.                      1,434,420
     137,536 General Electric Co.                   1,373,984
       7,612 NextEra Energy, Inc.                   1,471,552
     137,008 Pattern Energy Group, Inc.,
                Class A                             3,014,176
      41,195 TPI Composites, Inc. (b)               1,179,001
      21,181 Trinity Industries, Inc.                 460,263
       9,103 Woodward, Inc.                           863,784
                                               --------------
                                                   11,813,398
                                               --------------
             TOTAL COMMON STOCKS -- 99.4%          72,035,309
             (Cost $70,897,568)                --------------

             RIGHTS -- 0.1%
             CHINA -- 0.1%
     259,363 Xinjiang Goldwind Science &
                Technology Co., Ltd., expiring
                5/23/2019 (b) (e)                     102,094
             (Cost $0)                         --------------

             MONEY MARKET FUNDS -- 0.1%
       5,686 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.42% (f) (g)                           5,686
      39,831 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.30% (f)                      39,831
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.1%                                45,517
             (Cost $45,517)                    --------------


                        See Notes to Financial Statements                Page 43

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

MARCH 31, 2019 (UNAUDITED)

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.1%
$     32,746 BNP Paribas S.A., 2.50% (f),
                dated 03/29/19, due 04/01/19,
                with a maturity value of
                $32,753. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.75%, due 02/15/24.
                The value of the collateral
                including accrued interest is
                $33,416. (g)                   $       32,746
      21,572 JPMorgan Chase & Co.,
                2.50% (f), dated 03/29/19, due
                04/01/19, with a maturity
                value of $21,576.
                Collateralized by U.S.
                Treasury Note, interest rate
                of 1.25%, due 07/31/23. The
                value of the collateral
                including accrued
                interest is $22,017. (g)               21,572
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.1%                                54,318
             (Cost $54,318)                    --------------

             TOTAL INVESTMENTS -- 99.7%            72,237,238
             (Cost $70,997,403) (h)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                   200,287
                                               --------------
             NET ASSETS -- 100.0%              $   72,437,525
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $57,178 and the total value of the collateral held by the Fund is $60,004.

(d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At March 31, 2019, securities noted as such are valued at $102,094 or 0.1% of net assets.

(f)   Rate shown reflects yield as of March 31, 2019.

(g)   This security serves as collateral for securities on loan.

(h) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $7,423,506 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,183,671. The net unrealized appreciation was $1,239,835.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $   72,035,309  $           --  $           --
Rights*                           --         102,094              --
Money Market
   Funds                      45,517              --              --
Repurchase
   Agreements                     --          54,318              --
                      ----------------------------------------------
Total Investments     $   72,080,826  $      156,412  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


Page 44                 See Notes to Financial Statements

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

MARCH 31, 2019 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $       57,178
Non-cash Collateral(2)                                (57,178)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At March 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $       54,318
Non-cash Collateral(4)                                (54,318)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At March 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Euro                                                30.7%
United States Dollar                                16.6
Danish Krone                                        16.2
Hong Kong Dollar                                    10.2
Canadian Dollar                                      9.7
British Pound Sterling                               5.8
Japanese Yen                                         3.8
Australian Dollar                                    2.9
Swiss Franc                                          2.3
Swedish Krona                                        1.5
South Korean Won                                     0.3
                                                   ------
     Total                                         100.0%
                                                   ======


                        See Notes to Financial Statements                Page 45

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.3%
             AUSTRALIA -- 4.6%
       7,563 CIMIC Group Ltd.                  $      259,162
      44,404 Downer EDI Ltd.                          242,143
       5,837 Monadelphous Group Ltd.                   71,908
                                               --------------
                                                      573,213
                                               --------------
             CANADA -- 3.5%
       5,944 Aecon Group, Inc.                         77,572
       7,702 SNC-Lavalin Group, Inc.                  195,439
       7,029 Stantec, Inc.                            166,106
                                               --------------
                                                      439,117
                                               --------------
             CAYMAN ISLANDS -- 1.5%
     199,574 China State Construction
                International Holdings Ltd.           186,864
                                               --------------
             CHINA -- 4.4%
     270,697 China Communications
                Construction Co., Ltd.,
                Class H                               280,010
     289,877 China Railway Group Ltd., Class H        264,399
                                               --------------
                                                      544,409
                                               --------------
             FINLAND -- 0.5%
      11,279 YIT OYJ                                   65,349
                                               --------------
             FRANCE -- 8.7%
       9,177 Bouygues S.A.                            327,875
       3,426 Eiffage S.A.                             329,203
       4,384 Vinci S.A.                               426,469
                                               --------------
                                                    1,083,547
                                               --------------
             IRELAND -- 2.6%
       7,015 Kingspan Group PLC                       324,680
                                               --------------
             ITALY -- 0.1%
       7,418 Salini Impregilo S.p.A. (b)               17,258
                                               --------------
             JAPAN -- 30.2%
      60,100 Chiyoda Corp. (b) (c)                    143,160
       9,800 COMSYS Holdings Corp.                    267,040
      20,500 JGC Corp.                                272,088
      22,700 Kajima Corp.                             334,673
       9,800 Kandenko Co., Ltd.                        83,649
      11,400 Kinden Corp.                             188,646
       3,970 Kumagai Gumi Co., Ltd.                   123,939
       9,600 Kyowa Exeo Corp.                         264,621
      18,200 Maeda Corp.                              180,308
       4,400 Maeda Road Construction Co., Ltd.         85,316
       3,900 Nippo Corp.                               72,630
       6,520 Nishimatsu Construction Co., Ltd.        144,307
      32,400 Obayashi Corp.                           325,666
       3,400 Okumura Corp.                            107,832
      30,300 Penta-Ocean Construction Co.,
                Ltd.                                  140,250
       4,800 Raito Kogyo Co., Ltd.                     64,618
      34,300 Shimizu Corp.                            297,723
       1,700 SHO-BOND Holdings Co., Ltd.              113,354
       7,900 Taisei Corp.                             366,381
      24,400 Toda Corp.                               149,707
       3,000 Toshiba Plant Systems & Services
                Corp.                                  53,135
                                               --------------
                                                    3,779,043
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             NETHERLANDS -- 2.9%
       3,084 Arcadis N.V.                      $       48,018
       7,786 Boskalis Westminster                     201,318
      24,831 Koninklijke BAM Groep N.V.               107,072
                                               --------------
                                                      356,408
                                               --------------
             NORWAY -- 0.4%
       5,282 Veidekke ASA                              55,423
                                               --------------
             PANAMA -- 1.7%
      28,148 McDermott International, Inc. (c)        209,421
                                               --------------
             PHILIPPINES -- 0.8%
      14,280 Manila Electric Co.                      103,340
                                               --------------
             SOUTH KOREA -- 3.1%
      33,043 Daewoo Engineering &
                Construction Co., Ltd. (c)            147,880
       6,457 GS Engineering & Construction
                Corp.                                 242,329
                                               --------------
                                                      390,209
                                               --------------
             SPAIN -- 4.7%
       8,807 ACS Actividades de Construccion
                y Servicios S.A.                      386,873
      36,103 Sacyr S.A.                                91,325
       4,082 Tecnicas Reunidas S.A.                   114,796
                                               --------------
                                                      592,994
                                               --------------
             SWEDEN -- 4.9%
       9,920 NCC AB, Class B                          152,524
      14,030 Peab AB                                  121,251
      18,452 Skanska AB, Class B (b)                  335,210
                                               --------------
                                                      608,985
                                               --------------
             UNITED KINGDOM -- 2.4%
      56,950 Balfour Beatty PLC                       194,413
      11,399 Galliford Try PLC                         98,953
       1,600 Keller Group PLC                          12,858
                                               --------------
                                                      306,224
                                               --------------
             UNITED STATES -- 22.3%
       9,018 AECOM (c)                                267,564
       3,926 Dycom Industries, Inc. (c)               180,360
       3,939 EMCOR Group, Inc.                        287,862
       8,401 Fluor Corp.                              309,157
       4,606 Granite Construction, Inc.               198,749
       5,646 Jacobs Engineering Group, Inc.           424,523
      15,457 KBR, Inc.                                295,074
       6,896 MasTec, Inc. (c)                         331,698
       2,340 Matrix Service Co. (c)                    45,817
       9,370 Quanta Services, Inc.                    353,624
       5,302 Tutor Perini Corp. (c)                    90,770
                                               --------------
                                                    2,785,198
                                               --------------
             TOTAL COMMON STOCKS -- 99.3%          12,421,682
             (Cost $12,246,298)                --------------

             MONEY MARKET FUNDS -- 0.3%
      37,789 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.42% (d) (e)                          37,789
             (Cost $37,789)                    --------------


Page 46                 See Notes to Financial Statements

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

MARCH 31, 2019 (UNAUDITED)

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.9%
$    217,599 BNP Paribas S.A., 2.50% (d),
                dated 03/29/19, due 04/01/19,
                with a maturity value of
                $217,645. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.75%, due 02/15/24.
                The value of the collateral
                including accrued interest is
                $222,051. (e)                  $      217,599
     143,347 JPMorgan Chase & Co.,
                2.50% (d), dated 03/29/19, due
                04/01/19, with a maturity
                value of $143,377.
                Collateralized by U.S.
                Treasury Note, interest rate
                of 1.25%, due 07/31/23. The
                value of the collateral
                including accrued interest is
                $146,303. (e)                         143,347
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 2.9%                               360,946
             (Cost $360,946)                   --------------

             TOTAL INVESTMENTS -- 102.5%           12,820,417
             (Cost $12,645,033) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (2.5)%                (310,482)
                                               --------------
             NET ASSETS -- 100.0%              $   12,509,935
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $369,926 and the total value of the collateral held by the Fund is $398,735.

(c)   Non-income producing security.

(d)   Rate shown reflects yield as of March 31, 2019.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,758,797 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,583,413. The net unrealized appreciation was $175,384.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $   12,421,682  $           --  $           --
Money Market
   Funds                      37,789              --              --
Repurchase
   Agreements                     --         360,946              --
                      ----------------------------------------------
Total Investments     $   12,459,471  $      360,946  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                        See Notes to Financial Statements                Page 47

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

MARCH 31, 2019 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      369,926
Non-cash Collateral(2)                               (369,926)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At March 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      360,946
Non-cash Collateral(4)                               (360,946)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At March 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Japanese Yen                                        29.5%
United States Dollar                                26.5
Euro                                                19.0
Hong Kong Dollar                                     5.7
Swedish Krona                                        4.8
Australian Dollar                                    4.5
Canadian Dollar                                      3.4
South Korean Won                                     3.0
British Pound Sterling                               2.4
Philippine Peso                                      0.8
Norwegian Krone                                      0.4
                                                   ------
     Total                                         100.0%
                                                   ======


Page 48                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.9%
             CANADA -- 0.3%
       2,337 Fortis, Inc.                      $       86,373
                                               --------------
             CHINA -- 0.1%
       3,622 BYD Co., Ltd., Class H                    21,824
                                               --------------
             FRANCE -- 8.9%
      10,096 Engie S.A.                               150,399
      27,945 Schneider Electric SE                  2,192,441
                                               --------------
                                                    2,342,840
                                               --------------
             GERMANY -- 3.5%
       4,080 Siemens AG                               439,095
      23,261 SMA Solar Technology AG                  476,200
                                               --------------
                                                      915,295
                                               --------------
             IRELAND -- 5.4%
       2,195 Eaton Corp. PLC                          176,829
       4,616 Johnson Controls International
                PLC                                   170,515
      39,571 nVent Electric PLC                     1,067,626
                                               --------------
                                                    1,414,970
                                               --------------
             ITALY -- 8.7%
      42,149 Enel S.p.A                               269,690
     106,401 Prysmian S.p.A.                        2,012,937
                                               --------------
                                                    2,282,627
                                               --------------
             JAPAN -- 2.9%
       1,300 NEC Corp.                                 43,928
       1,600 NGK Insulators Ltd.                       23,214
      35,400 Nissin Electric Co., Ltd.                324,199
      30,400 Osaki Electric Co., Ltd.                 188,989
      13,400 Panasonic Corp.                          115,368
       2,100 Toshiba Corp.                             66,791
                                               --------------
                                                      762,489
                                               --------------
             JERSEY ISLAND -- 7.9%
      26,168 Aptiv PLC                              2,080,094
                                               --------------
             NETHERLANDS -- 0.0%
         529 STMicroelectronics N.V.                    7,856
                                               --------------
             SPAIN -- 8.2%
     100,521 Red Electrica Corp., S.A.              2,142,439
                                               --------------
             SWITZERLAND -- 11.2%
     109,615 ABB Ltd.                               2,059,650
      13,650 Landis+Gyr Group AG                      863,621
                                               --------------
                                                    2,923,271
                                               --------------
             TAIWAN -- 0.1%
       2,363 Advantech Co., Ltd.                       19,627
                                               --------------
             UNITED KINGDOM -- 0.7%
      17,300 National Grid PLC                        191,707
                                               --------------
             UNITED STATES -- 42.0%
         148 Adesto Technologies Corp. (b)                895
      21,588 Advanced Energy Industries,
                Inc. (b)                            1,072,492
      12,922 American Superconductor
                Corp. (b)                             166,177


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             UNITED STATES (CONTINUED)
       1,909 Analog Devices, Inc.              $      200,960
         236 Arcosa, Inc.                               7,210
         105 AZZ, Inc.                                  4,298
      15,808 Badger Meter, Inc.                       879,557
         174 Belden, Inc.                               9,344
      10,502 Cisco Systems, Inc.                      567,003
      15,289 Control4 Corp. (b)                       258,843
         130 Digi International, Inc. (b)               1,647
         211 EnerSys                                   13,749
      52,742 Enphase Energy, Inc. (b) (c)             486,809
         106 ESCO Technologies, Inc.                    7,105
      44,162 General Electric Co.                     441,178
       3,529 Honeywell International, Inc.            560,829
         253 Hubbell, Inc.                             29,849
       3,936 International Business Machines
                Corp.                                 555,370
      20,513 Itron, Inc. (b)                          956,931
         290 MasTec, Inc. (b)                          13,949
       8,661 MYR Group, Inc. (b)                      299,930
       3,041 NVIDIA Corp.                             546,042
      10,430 Oracle Corp.                             560,195
      30,511 Quanta Services, Inc.                  1,151,485
      24,392 SolarEdge Technologies, Inc. (b)         919,091
         594 Tesla, Inc. (b)                          166,237
       1,098 Trimble, Inc. (b)                         44,359
          92 Valmont Industries, Inc.                  11,969
      35,583 Veoneer, Inc. (b) (c)                    813,783
         224 WESCO International, Inc. (b)             11,874
       6,524 Willdan Group, Inc. (b)                  241,845
                                               --------------
                                                   11,001,005
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%          26,192,417
             (Cost $28,073,806)                --------------

             MONEY MARKET FUNDS -- 0.4%
      94,865 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.42% (d) (e)                          94,865
             (Cost $94,865)                    --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 3.4%
$    546,265 BNP Paribas S.A., 2.50% (d),
                dated 03/29/19, due 04/01/19,
                with a maturity value of
                $546,379. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.75%, due 02/15/24.
                The value of the collateral
                including accrued
                interest is $557,442. (e)             546,265


                        See Notes to Financial Statements                Page 49

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

MARCH 31, 2019 (UNAUDITED)

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS (CONTINUED)
$    359,862 JPMorgan Chase & Co., 2.50% (d),
                dated 03/29/19, due 04/01/19,
                with a maturity value of
                $359,937. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.25%, due 07/31/23.
                The value of the collateral
                including accrued interest is
                $367,282. (e)                  $      359,862
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 3.4%                               906,127
             (Cost $906,127)                   --------------

             TOTAL INVESTMENTS -- 103.7%           27,193,409
             (Cost $29,074,798) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (3.7)%                (976,178)
                                               --------------
             NET ASSETS -- 100.0 %             $   26,217,231
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $974,843 and the total value of the collateral held by the Fund is $1,000,992.

(d)   Rate shown reflects yield as of March 31, 2019.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,092,316 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,973,705. The net unrealized depreciation was $1,881,389.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $   26,192,417  $           --  $           --
Money Market
   Funds                      94,865              --              --
Repurchase
   Agreements                     --         906,127              --
                      ----------------------------------------------
Total Investments     $   26,287,282  $      906,127  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


Page 50                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

MARCH 31, 2019 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      974,843
Non-cash Collateral(2)                               (974,843)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At March 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      906,127
Non-cash Collateral(4)                               (906,127)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At March 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                57.0%
Euro                                                28.3
Swiss Franc                                         10.7
Japanese Yen                                         2.8
British Pound Sterling                               0.7
Canadian Dollar                                      0.3
Hong Kong Dollar                                     0.1
New Taiwan Dollar                                    0.1
                                                   ------
     Total                                         100.0%
                                                   ======


                        See Notes to Financial Statements                Page 51

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 98.8%
             AUSTRALIA -- 8.5%
      69,948 Alumina Ltd.                      $      120,193
      40,296 Fortescue Metals Group Ltd.              203,433
       7,396 Inghams Group Ltd. (b)                    22,949
      15,328 Woodside Petroleum Ltd.                  376,792
                                               --------------
                                                      723,367
                                               --------------
             BRAZIL -- 0.5%
       1,889 Cia de Saneamento de Minas
                Gerais-COPASA                          29,531
       1,314 SLC Agricola S.A.                         13,810
                                               --------------
                                                       43,341
                                               --------------
             CANADA -- 2.5%
      10,531 ARC Resources Ltd.                        71,870
       1,840 Russel Metals, Inc.                       32,398
       4,426 Vermilion Energy, Inc.                   109,263
                                               --------------
                                                      213,531
                                               --------------
             CAYMAN ISLANDS -- 0.3%
      42,205 China Zhongwang Holdings Ltd.             23,011
                                               --------------
             CHILE -- 0.5%
      78,451 Aguas Andinas S.A., Class A               44,603
                                               --------------
             CHINA -- 1.4%
      50,000 Yanzhou Coal Mining Co., Ltd.,
                Class H                                49,108
     172,000 Zijin Mining Group Co., Ltd.,
                Class H                                71,211
                                               --------------
                                                      120,319
                                               --------------
             FINLAND -- 4.3%
      12,619 UPM-Kymmene OYJ                          368,041
                                               --------------
             FRANCE -- 15.3%
      10,100 Suez                                     133,804
      14,664 TOTAL S.A., ADR                          816,052
      16,008 Veolia Environnement S.A.                357,884
                                               --------------
                                                    1,307,740
                                               --------------
             HONG KONG -- 1.9%
      83,546 Guangdong Investment Ltd.                161,346
                                               --------------
             INDIA -- 1.7%
      26,891 National Aluminium Co., Ltd.              21,524
       9,288 Oil India Ltd.                            24,864
       9,619 Vedanta Ltd., ADR                        101,577
                                               --------------
                                                      147,965
                                               --------------
             INDONESIA -- 0.9%
     420,635 Adaro Energy Tbk PT                       39,730
      76,311 Bukit Asam Tbk PT                         22,508
       9,656 Indo Tambangraya Megah Tbk PT             16,223
                                               --------------
                                                       78,461
                                               --------------
             JAPAN -- 0.6%
       2,700 Nippon Paper Industries Co., Ltd.         55,691
                                               --------------
             MALAYSIA -- 0.2%
      46,300 FGV Holdings Bhd (c)                      13,382
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             NORWAY -- 4.3%
      13,139 Mowi ASA                          $      293,249
       1,547 Salmar ASA                                74,221
                                               --------------
                                                      367,470
                                               --------------
             PORTUGAL -- 0.2%
       2,027 Altri S.G.P.S. S.A.                       15,871
                                               --------------
             RUSSIA -- 6.8%
      52,768 Magnitogorsk Iron & Steel Works
                PJSC                                   36,913
       2,873 Novolipetsk Steel PJSC, GDR               73,750
       5,657 Severstal PJSC, GDR                       88,249
      33,013 Tatneft PJSC                             379,865
                                               --------------
                                                      578,777
                                               --------------
             SINGAPORE -- 1.5%
      54,300 Wilmar International Ltd.                132,620
                                               --------------
             SOUTH AFRICA -- 1.6%
       3,056 African Rainbow Minerals Ltd.             35,942
         805 Assore Ltd.                               20,866
       7,201 Exxaro Resources Ltd.                     82,023
                                               --------------
                                                      138,831
                                               --------------
             SOUTH KOREA -- 3.1%
       1,655 SK Innovation Co., Ltd.                  261,715
                                               --------------
             TAIWAN -- 0.4%
      20,477 Taiwan Fertilizer Co., Ltd.               30,629
                                               --------------
             THAILAND -- 0.7%
      99,800 Thai Union Group PCL                      60,695
                                               --------------
             TURKEY -- 0.7%
      37,334 Eregli Demir ve Celik Fabrikalari
                TAS                                    61,068
                                               --------------
             UNITED KINGDOM -- 25.7%
      12,583 Pennon Group PLC                         121,867
      14,330 Rio Tinto PLC                            832,610
      13,526 Royal Dutch Shell PLC, Class A,
                ADR                                   846,592
       7,032 Severn Trent PLC                         180,979
      19,956 United Utilities Group PLC               211,678
                                               --------------
                                                    2,193,726
                                               --------------
             UNITED STATES -- 15.2%
       2,544 Alliance Resource Partners,
                L.P. (d)                               51,796
      10,645 Exxon Mobil Corp.                        860,116
       8,343 International Paper Co.                  386,030
                                               --------------
                                                    1,297,942
                                               --------------
             TOTAL COMMON STOCKS -- 98.8%           8,440,142
             (Cost $7,798,409)                 --------------

             MONEY MARKET FUNDS -- 0.0%
       1,695 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.42% (e) (f)                           1,695
             (Cost $1,695)                     --------------


Page 52                 See Notes to Financial Statements

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

MARCH 31, 2019 (UNAUDITED)

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.2%
$      9,764 BNP Paribas S.A., 2.50% (e),
                dated 03/29/19, due 04/01/19,
                with a maturity value of
                $9,766. Collateralized by U.S.
                Treasury Note, interest rate
                of 2.75%, due 02/15/24. The
                value of the collateral
                including accrued interest is
                $9,963. (f)                    $        9,764
       6,432 JPMorgan Chase & Co.,
                2.50% (e), dated 03/29/19, due
                04/01/19, with a maturity
                value of $6,433.
                Collateralized by U.S.
                Treasury Note, interest rate
                of 1.25%, due 07/31/23. The
                value of the collateral
                including accrued  interest is
                $6,565. (f)                             6,432
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.2%                                16,196
             (Cost $16,196)                    --------------

             TOTAL INVESTMENTS -- 99.0%             8,458,033
             (Cost $7,816,300) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- 1.0%                    88,917
                                               --------------
             NET ASSETS -- 100.0%              $    8,546,950
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $17,082 and the total value of the collateral held by the Fund is $17,891.

(c)   Non-income producing security.

(d)   Security is a Master Limited Partnership ("MLP").

(e)   Rate shown reflects yield as of March 31, 2019.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $994,337 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $352,604. The net unrealized appreciation was $641,733.

ADR   - American Depositary Receipt
GDR   - Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    8,440,142  $           --  $           --
Money Market
   Funds                       1,695              --              --
Repurchase
   Agreements                     --          16,196              --
                      ----------------------------------------------
Total Investments     $    8,441,837  $       16,196  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                        See Notes to Financial Statements                Page 53

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

MARCH 31, 2019 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $       17,082
Non-cash Collateral(2)                                (17,082)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At March 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $       16,196
Non-cash Collateral(4)                                (16,196)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At March 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                38.3%
British Pound Sterling                              15.9
Euro                                                10.4
Australian Dollar                                    8.6
Russian Ruble                                        4.9
Norwegian Krone                                      4.3
Hong Kong Dollar                                     3.6
South Korean Won                                     3.1
Canadian Dollar                                      2.5
South African Rand                                   1.6
Singapore Dollar                                     1.6
Indonesian Rupiah                                    0.9
Turkish Lira                                         0.7
Thai Baht                                            0.7
Japanese Yen                                         0.7
Indian Rupee                                         0.6
Chilean Peso                                         0.5
Brazilian Real                                       0.5
New Taiwan Dollar                                    0.4
Malaysian Ringgit                                    0.2
                                                   ------
     Total                                         100.0%
                                                   ======


Page 54                 See Notes to Financial Statements

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.6%
             AUSTRALIA -- 1.6%
       2,500 GrainCorp Ltd., Class A           $       16,296
      17,545 Incitec Pivot Ltd.                        38,868
       4,148 Nufarm Ltd.                               13,872
                                               --------------
                                                       69,036
                                               --------------
             BELGIUM -- 0.4%
         471 Tessenderlo Group S.A. (b)                15,877
                                               --------------
             BERMUDA -- 1.8%
       1,542 Bunge Ltd.                                81,834
                                               --------------
             CANADA -- 4.5%
       3,773 Nutrien Ltd.                             198,991
                                               --------------
             CHILE -- 1.1%
       1,315 Sociedad Quimica y Minera de
                Chile S.A., ADR                        50,549
                                               --------------
             GERMANY -- 21.8%
       5,835 BASF SE                                  428,923
       5,481 Bayer AG                                 354,144
       5,092 Evonik Industries AG                     138,687
       2,091 K+S AG                                    38,327
                                               --------------
                                                      960,081
                                               --------------
             INDIA -- 5.6%
       1,339 Escorts Ltd.                              15,387
      13,583 Mahindra & Mahindra Ltd.                 132,134
       2,783 Tata Chemicals Ltd.                       23,654
       5,565 UPL Ltd.                                  77,026
                                               --------------
                                                      248,201
                                               --------------
             ISRAEL -- 1.6%
      13,933 Israel Chemicals Ltd.                     73,009
                                               --------------
             JAPAN -- 9.6%
      13,500 Kubota Corp.                             194,832
       2,200 Mitsui Chemicals, Inc.                    53,020
       1,600 Nissan Chemical Corp.                     73,193
         500 Sakata Seed Corp.                         16,986
      18,100 Sumitomo Chemical Co., Ltd.               84,106
                                               --------------
                                                      422,137
                                               --------------
             MALAYSIA -- 4.4%
      87,401 Petronas Chemicals Group Bhd             196,104
                                               --------------
             NETHERLANDS -- 4.9%
      14,792 CNH Industrial N.V.                      150,878
       2,302 OCI N.V. (b)                              63,266
                                               --------------
                                                      214,144
                                               --------------
             NORWAY -- 2.8%
       2,985 Yara International ASA                   122,100
                                               --------------
             RUSSIA -- 1.2%
       1,415 PhosAgro PJSC                             51,605
                                               --------------
             SINGAPORE -- 3.9%
      70,000 Wilmar International Ltd.                170,965
                                               --------------
             SWITZERLAND -- 0.8%
         112 Bucher Industries AG                      37,455
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TAIWAN -- 0.4%
      10,707 Taiwan Fertilizer Co., Ltd.       $       16,015
                                               --------------
             TURKEY -- 0.4%
       4,043 Tekfen Holding AS                         16,345
                                               --------------
             UNITED STATES -- 32.8%
         836 AGCO Corp.                                58,144
       2,435 CF Industries Holdings, Inc.              99,543
       2,841 Deere & Co.                              454,105
       8,254 DowDuPont, Inc.                          440,021
       1,445 FMC Corp.                                111,005
       4,212 Mosaic (The) Co.                         115,030
         393 Raven Industries, Inc.                    15,079
         605 Scotts Miracle-Gro (The) Co.              47,541
         447 SiteOne Landscape Supply,
                Inc. (b)                               25,546
       1,159 Toro (The) Co.                            79,785
                                               --------------
                                                    1,445,799
                                               --------------
             TOTAL INVESTMENTS -- 99.6%             4,390,247
             (Cost $4,752,756) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                    15,987
                                               --------------
             NET ASSETS -- 100.0%              $    4,406,234
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $226,049 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $588,558. The net unrealized depreciation was $362,509.

ADR   - American Depositary Receipt


                        See Notes to Financial Statements                Page 55

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

MARCH 31, 2019 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    4,390,247  $           --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                41.0%
Euro                                                23.7
Japanese Yen                                         9.6
Indian Rupee                                         5.7
Canadian Dollar                                      4.5
Malaysian Ringgit                                    4.5
Singapore Dollar                                     3.9
Norwegian Krone                                      2.8
Australian Dollar                                    1.5
Russian Ruble                                        1.2
Swiss Franc                                          0.8
Turkish Lira                                         0.4
New Taiwan Dollar                                    0.4
                                                   ------
     Total                                         100.0%
                                                   ======


Page 56                 See Notes to Financial Statements

FIRST TRUST BICK INDEX FUND (BICK)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.6%
             BRAZIL -- 22.5%
     336,793 Ambev S.A., ADR                   $    1,448,210
     118,338 B2W Cia Digital (b)                    1,268,506
     174,768 B3 S.A. - Brasil Bolsa Balcao          1,423,016
     132,898 Banco Bradesco S.A., ADR               1,449,917
     113,254 Banco do Brasil S.A.                   1,402,315
     209,914 BB Seguridade Participacoes S.A.       1,410,024
     278,155 BRF S.A. (b)                           1,599,870
     154,723 Centrais Eletricas Brasileiras
                S.A. (b)                            1,441,976
     397,337 Cia Energetica de Minas Gerais
                (Preference Shares)                 1,400,450
     527,199 Cielo S.A.                             1,275,129
     377,916 Gerdau S.A. (Preference Shares)        1,458,442
     162,306 Itau Unibanco Holding S.A., ADR        1,429,916
     462,543 Itausa - Investimentos Itau S.A.
                (Preference Shares)                 1,411,723
     521,573 Kroton Educacional S.A.                1,396,066
     165,605 Localiza Rent A Car S.A.               1,383,513
     132,201 Lojas Renner S.A.                      1,470,119
      32,985 Magazine Luiza S.A.                    1,446,914
     234,015 Petrobras Distribuidora S.A.           1,383,045
      97,053 Petroleo Brasileiro S.A., ADR          1,545,084
     294,021 Rumo S.A. (b)                          1,428,296
     120,052 Suzano Papel e Celulose S.A.           1,419,645
     122,249 Telefonica Brasil S.A., ADR            1,475,545
     107,296 Ultrapar Participacoes S.A.            1,283,052
     122,249 Vale S.A., ADR                         1,596,572
                                               --------------
                                                   34,247,345
                                               --------------
             CAYMAN ISLANDS -- 17.5%
       8,336 Alibaba Group Holding Ltd.,
                ADR (b)                             1,520,903
       9,386 Baidu, Inc., ADR (b)                   1,547,282
      44,702 Ctrip.com International Ltd.,
                ADR (b)                             1,953,030
     812,081 Geely Automobile Holdings Ltd.         1,551,757
      56,174 iQIYI, Inc., ADR (b)                   1,343,682
      55,059 JD.com, Inc., ADR (b)                  1,660,029
     196,700 Meituan Dianping, Class B (b)          1,325,541
      45,996 Momo, Inc., ADR (b)                    1,758,887
       6,835 NetEase, Inc., ADR                     1,650,311
      18,592 New Oriental Education &
                Technology Group,
                Inc., ADR (b)                       1,674,953
      54,237 Pagseguro Digital Ltd.,
                Class A (b)                         1,618,975
      50,958 Pinduoduo, Inc., ADR (b)               1,263,758
     365,000 Sunac China Holdings Ltd.              1,818,037
      42,856 TAL Education Group, ADR (b)           1,546,245
      35,711 Tencent Holdings Ltd.                  1,642,262
      21,117 Weibo Corp., ADR (b)                   1,309,043
   1,001,400 Xiaomi Corp., Class B (b) (c)          1,451,720
                                               --------------
                                                   26,636,415
                                               --------------
             CHINA -- 6.9%
   3,272,115 Bank of China Ltd., Class H            1,483,924
   1,715,919 China Construction Bank Corp.,
                Class H                             1,471,109


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CHINA (CONTINUED)
     554,159 China Life Insurance Co., Ltd.,
                Class H                        $    1,489,532
     332,615 China Merchants Bank Co., Ltd.,
                Class H                             1,616,477
   1,766,161 China Petroleum & Chemical
                Corp., Class H                      1,392,689
   1,982,798 Industrial & Commercial Bank of
                China Ltd., Class H                 1,452,377
     144,902 Ping An Insurance (Group) Co. of
                China Ltd., Class H                 1,622,544
                                               --------------
                                                   10,528,652
                                               --------------
             HONG KONG -- 1.1%
     884,490 CNOOC Ltd.                             1,656,316
                                               --------------
             INDIA -- 21.6%
      54,817 Axis Bank Ltd., GDR (b)                3,064,270
      72,304 Dr. Reddy's Laboratories Ltd.,
                ADR                                 2,928,312
      26,942 HDFC Bank Ltd., ADR                    3,122,847
     276,310 ICICI Bank Ltd., ADR                   3,166,512
     254,143 Infosys Ltd., ADR                      2,777,783
     150,354 Larsen & Toubro Ltd., GDR              2,995,052
      78,513 Reliance Industries Ltd., GDR (c)      3,148,371
      71,884 State Bank of India, GDR (b)           3,324,635
     217,953 Tata Motors Ltd., ADR (b)              2,737,490
     283,793 Vedanta Ltd., ADR                      2,996,854
     648,670 Wipro Ltd., ADR                        2,581,707
                                               --------------
                                                   32,843,833
                                               --------------
             ISLE OF MAN -- 1.7%
     283,498 Eros International PLC (b)             2,591,172
                                               --------------
             JERSEY ISLAND -- 1.8%
      51,599 WNS (Holdings) Ltd., ADR (b)           2,748,679
                                               --------------
             MAURITIUS -- 1.7%
      96,508 MakeMyTrip Ltd. (b)                    2,663,621
                                               --------------
             SOUTH KOREA -- 23.7%
       8,580 Amorepacific Corp.                     1,424,835
      24,583 Celltrion Healthcare Co.,
                Ltd. (d)                            1,446,696
       8,391 Celltrion, Inc. (d)                    1,338,006
      29,999 Hyundai Engineering &
                Construction Co., Ltd.              1,411,282
       7,782 Hyundai Mobis Co., Ltd.                1,429,431
      13,565 Hyundai Motor Co.                      1,428,083
      38,690 KB Financial Group, Inc.               1,426,462
      49,237 Korea Electric Power Corp. (b)         1,296,966
       4,394 LG Chem Ltd.                           1,416,795
      24,339 LG Electronics, Inc.                   1,610,307
       1,377 LG Household & Health Care Ltd.        1,718,975
       5,379 Lotte Chemical Corp.                   1,376,618
      12,902 NAVER Corp.                            1,409,434
       3,722 NCSoft Corp.                           1,626,387
       6,524 POSCO                                  1,454,120
       4,564 Samsung Biologics Co.,
                Ltd. (b) (c)                        1,284,643
      14,856 Samsung C&T Corp.                      1,400,398


                        See Notes to Financial Statements                Page 57

FIRST TRUST BICK INDEX FUND (BICK)

MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SOUTH KOREA (CONTINUED)
      16,037 Samsung Electro-Mechanics Co.,
                Ltd.                           $    1,476,404
      38,047 Samsung Electronics Co., Ltd.          1,496,607
       7,225 Samsung SDI Co., Ltd.                  1,365,309
      39,311 Shinhan Financial Group Co., Ltd.      1,454,552
      23,094 SillaJen, Inc. (b)                     1,308,206
      24,513 SK Hynix, Inc.                         1,602,383
       9,127 SK Innovation Co., Ltd.                1,443,306
       6,587 SK Telecom Co., Ltd.                   1,459,458
                                               --------------
                                                   36,105,663
                                               --------------
             UNITED STATES -- 1.1%
      36,569 Yum China Holdings, Inc.               1,642,314
                                               --------------
             TOTAL INVESTMENTS -- 99.6%           151,664,010
             (Cost $147,879,782) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                   642,501
                                               --------------
             NET ASSETS -- 100.0%              $  152,306,511
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) Non-income producing security which makes payment-in-kind ("PIK") distributions. For the six months ended March 31, 2019, the Fund received 424 and 139 shares of Celltrion Healthcare Co., Ltd. and Celltrion, Inc., respectively.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $17,031,641 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $13,247,413. The net unrealized appreciation was $3,784,228.

ADR   - American Depositary Receipt
GDR   - Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $  151,664,010  $           --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                46.3%
South Korean Won                                    23.8
Brazilian Real                                      16.7
Hong Kong Dollar                                    13.2
                                                   ------
     Total                                         100.0%
                                                   ======


Page 58                 See Notes to Financial Statements

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.5%
             CANADA -- 3.3%
      25,741 BlackBerry Ltd. (b)               $      259,726
      17,802 Sierra Wireless, Inc. (b) (c)            220,211
                                               --------------
                                                      479,937
                                               --------------
             CAYMAN ISLANDS -- 3.2%
     327,800 Xiaomi Corp., Class B (b) (c) (d)        475,209
                                               --------------
             CHINA -- 2.2%
     565,253 BOE Technology Group Co., Ltd.,
                Class B                               217,462
       1,769 China Telecom Corp., Ltd., ADR            99,081
                                               --------------
                                                      316,543
                                               --------------
             FINLAND -- 1.4%
      36,773 Nokia OYJ, ADR                           210,342
                                               --------------
             FRANCE -- 0.7%
       6,294 Orange S.A.                              102,375
                                               --------------
             GERMANY -- 0.7%
       5,833 Deutsche Telekom AG                       96,807
                                               --------------
             GUERNSEY -- 1.5%
       4,030 Amdocs Ltd.                              218,063
                                               --------------
             HONG KONG -- 4.0%
       9,173 China Mobile Ltd.                         93,483
     555,224 Lenovo Group Ltd.                        499,351
                                               --------------
                                                      592,834
                                               --------------
             ITALY -- 0.7%
     157,698 Telecom Italia S.p.A. (b)                 98,073
                                               --------------
             JAPAN -- 11.5%
     351,100 Japan Display, Inc. (b) (c)              218,586
       3,950 KDDI Corp.                                85,002
       9,100 Kyocera Corp.                            533,700
       4,170 NTT DOCOMO, Inc.                          92,238
       1,000 SoftBank Group Corp.                      96,950
      10,400 Sony Corp.                               435,875
       7,100 Toshiba Corp.                            225,819
                                               --------------
                                                    1,688,170
                                               --------------
             NETHERLANDS -- 1.4%
      13,686 STMicroelectronics N.V.                  202,114
                                               --------------
             RUSSIA -- 0.6%
      12,447 Mobile TeleSystems PJSC, ADR              94,099
                                               --------------
             SINGAPORE -- 3.2%
      47,398 Flex Ltd. (b)                            473,980
                                               --------------
             SOUTH KOREA -- 9.8%
       7,196 KT Corp., ADR                             89,518
       7,970 LG Electronics, Inc.                     527,308
      12,458 Samsung Electronics Co., Ltd.            490,045
       3,598 SK Hynix, Inc.                           235,197
       3,758 SK Telecom Co., Ltd., ADR                 92,033
                                               --------------
                                                    1,434,101
                                               --------------
             SPAIN -- 0.6%
      11,146 Telefonica S.A.                           93,386
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SWEDEN -- 1.5%
      24,452 Telefonaktiebolaget LM Ericsson,
                Class B                        $      224,655
                                               --------------
             TAIWAN -- 20.9%
      70,046 Asustek Computer, Inc.                   506,814
     417,802 HTC Corp. (b)                            541,561
     646,013 Inventec Corp.                           491,524
      24,615 MediaTek, Inc.                           225,620
     291,195 Pegatron Corp.                           503,583
       5,735 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR          234,906
     720,146 Wistron Corp.                            553,770
                                               --------------
                                                    3,057,778
                                               --------------
             UNITED KINGDOM -- 0.7%
      54,022 Vodafone Group PLC                        98,365
                                               --------------
             UNITED STATES -- 31.6%
         200 Alphabet, Inc., Class C (b)              234,662
       1,271 American Tower Corp.                     250,463
       2,094 Analog Devices, Inc.                     220,435
       2,885 Apple, Inc.                              548,006
       3,092 AT&T, Inc.                                96,965
         813 Broadcom, Inc.                           244,477
       8,050 CEVA, Inc. (b)                           217,028
       5,250 Ciena Corp. (b)                          196,035
       1,886 Crown Castle International Corp.         241,408
         529 Equinix, Inc.                            239,722
       4,229 Intel Corp.                              227,097
       4,114 Maxim Integrated Products, Inc.          218,741
       5,478 Micron Technology, Inc. (b)              226,406
       1,565 Motorola Solutions, Inc.                 219,757
       4,195 QUALCOMM, Inc.                           239,241
       1,240 SBA Communications Corp. (b)             247,579
       2,742 Skyworks Solutions, Inc.                 226,160
       5,349 Synaptics, Inc. (b)                      212,623
       2,117 Texas Instruments, Inc.                  224,550
       1,690 Verizon Communications, Inc.              99,930
                                               --------------
                                                    4,631,285
                                               --------------
             TOTAL COMMON STOCKS -- 99.5%          14,588,116
             (Cost $13,763,790)                --------------

             MONEY MARKET FUNDS -- 0.5%
      67,876 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.42% (e) (f)                          67,876
             (Cost $67,876)                    --------------


                        See Notes to Financial Statements                Page 59

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

MARCH 31, 2019 (UNAUDITED)

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 4.4%
$    390,853 BNP Paribas S.A., 2.50% (e),
                dated 03/29/19, due 04/01/19,
                with a maturity value of
                $390,934. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.75%, due 02/15/24.
                The value of the collateral
                including accrued interest is
                $398,850. (f)                  $      390,853
     257,481 JPMorgan Chase & Co.,
                2.50% (e), dated 03/29/19, due
                04/01/19, with a maturity
                value of $257,535.
                Collateralized by U.S.
                Treasury Note, interest rate
                of 1.25%, due 07/31/23. The
                value of the collateral
                including accrued interest is
                $262,790. (f)                         257,481
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 4.4%                               648,334
             (Cost $648,334)                   --------------

             TOTAL INVESTMENTS -- 104.4%           15,304,326
             (Cost $14,480,000) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (4.4)%                (648,676)
                                               --------------
             NET ASSETS -- 100.0%              $   14,655,650
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $684,795 and the total value of the collateral held by the Fund is $716,210.

(d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e)   Rate shown reflects yield as of March 31, 2019.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,581,874 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $757,548. The net unrealized appreciation was $824,326.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $   14,588,116  $           --  $           --
Money Market
   Funds                      67,876              --              --
Repurchase
   Agreements                     --         648,334              --
                      ----------------------------------------------
Total Investments     $   14,655,992  $      648,334  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


Page 60                 See Notes to Financial Statements

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

MARCH 31, 2019 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      684,795
Non-cash Collateral(2)                               (684,795)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis

(2) At March 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      648,334
Non-cash Collateral(4)                               (648,334)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At March 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                48.0%
New Taiwan Dollar                                   18.4
Japanese Yen                                        11.0
Hong Kong Dollar                                     8.4
South Korean Won                                     8.2
Euro                                                 3.9
Swedish Krona                                        1.5
British Pound Sterling                               0.6
                                                   ------
     Total                                         100.0%
                                                   ======


                        See Notes to Financial Statements                Page 61

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.2%
             BERMUDA -- 1.5%
     297,122 Brilliance China Automotive
                Holdings Ltd.                  $      294,475
                                               --------------
             CAYMAN ISLANDS -- 3.8%
      57,095 China Harmony New Energy Auto
                Holding Ltd.                           21,383
     377,899 Geely Automobile Holdings Ltd.           722,105
                                               --------------
                                                      743,488
                                               --------------
             CHINA -- 5.3%
     186,514 AviChina Industry & Technology
                Co., Ltd., Class H                    119,037
     107,372 BAIC Motor Corp., Ltd.,
                Class H (b)                            70,168
      46,543 BYD Co., Ltd., Class H (c)               280,446
      48,260 Chongqing Changan Automobile
                Co., Ltd., Class B                     25,636
     169,372 Dongfeng Motor Group Co., Ltd.,
                Class H                               169,589
     209,849 Great Wall Motor Co., Ltd.,
                Class H (c)                           157,455
     191,140 Guangzhou Automobile Group Co.,
                Ltd., Class H                         225,717
                                               --------------
                                                    1,048,048
                                               --------------
             FRANCE -- 8.1%
      32,431 Peugeot S.A.                             790,893
      12,040 Renault S.A.                             795,635
                                               --------------
                                                    1,586,528
                                               --------------
             GERMANY -- 22.8%
       9,759 Bayerische Motoren Werke AG              752,621
      27,541 Daimler AG                             1,614,225
      10,377 Porsche Automobil Holding SE
                (Preference Shares)                   651,167
       9,398 Volkswagen AG (Preference
                Shares)                             1,479,290
                                               --------------
                                                    4,497,303
                                               --------------
             ITALY -- 0.1%
      10,679 Piaggio & C. S.p.A.                       26,043
                                               --------------
             JAPAN -- 33.2%
      58,335 Honda Motor Co., Ltd.                  1,576,408
      40,659 Mazda Motor Corp.                        454,355
      46,500 Mitsubishi Motors Corp.                  246,702
      95,476 Nissan Motor Co., Ltd.                   782,381
       3,600 Nissan Shatai Co., Ltd.                   31,151
      32,565 Subaru Corp.                             741,182
      16,159 Suzuki Motor Corp.                       714,128
      27,476 Toyota Motor Corp.                     1,608,200
      19,912 Yamaha Motor Co., Ltd.                   390,047
                                               --------------
                                                    6,544,554
                                               --------------
             MALAYSIA -- 0.1%
      20,593 UMW Holdings Bhd                          28,903
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOUTH KOREA -- 6.5%
       7,342 Hyundai Motor Co.                 $      772,944
      16,482 Kia Motors Corp.                         513,293
                                               --------------
                                                    1,286,237
                                               --------------
             TAIWAN -- 0.2%
      58,624 Yulon Motor Co., Ltd.                     36,996
                                               --------------
             UNITED STATES -- 17.6%
      94,155 Ford Motor Co.                           826,681
      41,831 General Motors Co.                     1,551,930
      10,163 Harley-Davidson, Inc.                    362,412
       2,581 Tesla, Inc. (d)                          722,319
                                               --------------
                                                    3,463,342
                                               --------------
             TOTAL COMMON STOCKS -- 99.2%          19,555,917
             (Cost $22,552,070)                --------------

             MONEY MARKET FUNDS -- 0.2%
      32,692 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.42% (e) (f)                          32,692
             (Cost $32,692)                    --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.6%
$    188,251 BNP Paribas S.A., 2.50% (e),
                dated 03/29/19, due 04/01/19,
                with a maturity value
                of $188,290. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.75%, due 02/15/24.
                 The value of the collateral
                including accrued interest is
                $192,102. (f)                         188,251
     124,013 JPMorgan Chase & Co.,
                2.50% (e), dated 03/29/19, due
                04/01/19, with a maturity
                value of $124,039.
                Collateralized by U.S.
                Treasury Note, interest rate
                of 1.25%, due 07/31/23. The
                value of the collateral
                including accrued
                interest is $126,570. (f)             124,013
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.6%                               312,264
             (Cost $312,264)                   --------------

             TOTAL INVESTMENTS -- 101.0%           19,900,873
             (Cost $22,897,026) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (1.0)%                (191,953)
                                               --------------
             NET ASSETS -- 100.0%              $   19,708,920
                                               ==============


Page 62                 See Notes to Financial Statements

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

MARCH 31, 2019 (UNAUDITED)

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(c) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $328,100 and the total value of the collateral held by the Fund is $344,956.

(d)   Non-income producing security.

(e)   Rate shown reflects yield as of March 31, 2019.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $493,637 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,489,790. The net unrealized depreciation was $2,996,153.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statement):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $   19,555,917  $           --  $           --
Money Market
   Funds                      32,692              --              --
Repurchase
   Agreements                     --         312,264              --
                      ----------------------------------------------
Total Investments     $   19,588,609  $      312,264  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      328,100
Non-cash Collateral(2)                               (328,100)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At March 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      312,264
Non-cash Collateral(4)                               (312,264)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At March 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Japanese Yen                                        32.9%
Euro                                                30.7
United States Dollar                                19.1
Hong Kong Dollar                                    10.5
South Korean Won                                     6.5
New Taiwan Dollar                                    0.2
Malaysian Ringgit                                    0.1
                                                   ------
     Total                                         100.0%
                                                   ======


                        See Notes to Financial Statements                Page 63

FIRST TRUST CLOUD COMPUTING ETF (SKYY)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.5%
             CANADA -- 4.6%
   2,540,641 Open Text Corp.                   $   97,636,833
                                               --------------
             GERMANY -- 4.7%
     867,007 SAP SE, ADR                          100,104,628
                                               --------------
             INDIA -- 1.3%
   6,860,807 Wipro Ltd., ADR                       27,306,012
                                               --------------
             ISRAEL -- 1.4%
     240,232 Check Point Software
                Technologies Ltd. (b)              30,386,946
                                               --------------
             UNITED STATES -- 87.5%
     538,518 Activision Blizzard, Inc.             24,518,725
     107,039 Adobe, Inc. (b)                       28,524,823
   1,307,547 Akamai Technologies, Inc. (b)         93,764,195
      81,018 Alphabet, Inc., Class A (b)           95,349,274
      53,174 Amazon.com, Inc. (b)                  94,689,600
     266,559 Apple, Inc.                           50,632,882
   1,877,891 Cisco Systems, Inc.                  101,387,335
     225,843 Equinix, Inc.                        102,343,014
     522,714 F5 Networks, Inc. (b)                 82,029,508
     596,569 Facebook, Inc., Class A (b)           99,442,087
   3,173,195 Hewlett Packard Enterprise Co.        48,962,399
     383,039 International Business Machines
                Corp.                              54,046,803
     125,213 Intuit, Inc.                          32,731,930
     363,925 j2 Global, Inc.                       31,515,905
   3,131,093 Juniper Networks, Inc.                82,880,032
     429,200 Microsoft Corp.                       50,619,848
   1,344,317 NetApp, Inc.                          93,214,941
     314,153 Netflix, Inc. (b)                    112,014,394
   1,002,994 NetScout Systems, Inc. (b)            28,154,042
   1,843,652 Oracle Corp.                          99,022,549
     610,182 salesforce.com, Inc. (b)              96,634,523
   2,388,881 Teradata Corp. (b)                   104,274,656
     643,250 VMware, Inc., Class A                116,113,057
  24,832,759 Zynga, Inc., Class A (b)             132,358,605
                                               --------------
                                                1,855,225,127
                                               --------------
             TOTAL INVESTMENTS -- 99.5%         2,110,659,546
             (Cost $1,767,311,597) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.5%                11,156,448
                                               --------------
             NET ASSETS -- 100.0%              $2,121,815,994
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $357,120,063 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $13,772,114. The net unrealized appreciation was $343,347,949.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2          LEVEL 3
                      ----------------------------------------------
Common Stocks*        $2,110,659,546  $           --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


Page 64                 See Notes to Financial Statements

FIRST TRUST INTERNATIONAL EQUITY OPPORTUNITIES ETF (FPXI)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.7%
             AUSTRALIA -- 0.9%
       9,410 Netwealth Group Ltd.              $       55,056
       9,526 WiseTech Global Ltd.                     156,383
                                               --------------
                                                      211,439
                                               --------------
             BRAZIL -- 1.6%
       9,871 IRB Brasil Resseguros S.A.               229,420
      16,730 Notre Dame Intermedica
                Participacoes S.A.                    139,597
                                               --------------
                                                      369,017
                                               --------------
             CANADA -- 3.2%
       3,491 Shopify, Inc., Class A (b)               721,310
                                               --------------
             CAYMAN ISLANDS -- 25.8%
       9,604 Bilibili, Inc., ADR (b)                  181,996
     116,855 CK Asset Holdings Ltd.                 1,039,049
      84,362 Country Garden Services Holdings
                Co., Ltd. (b)                         157,118
       9,487 Farfetch Ltd., Class A (b)               255,295
       4,978 GDS Holdings Ltd., ADR (b)               177,665
      31,833 HKBN Ltd.                                 50,690
      36,708 Innovent Biologics, Inc. (b) (c)         133,973
      36,775 Pinduoduo, Inc., ADR (b)                 912,020
      12,801 Sea Ltd., ADR (b)                        301,080
       8,901 StoneCo., Ltd., Class A (b)              365,920
      25,869 Tencent Music Entertainment
                Group, ADR (b)                        468,229
      38,678 Wuxi Biologics Cayman,
                Inc. (b) (c)                          376,189
     545,410 Xiaomi Corp., Class B (b) (c)            790,676
      41,417 Yihai International Holding Ltd.         184,399
      24,851 ZTO Express Cayman, Inc., ADR            454,276
                                               --------------
                                                    5,848,575
                                               --------------
             CHINA -- 19.0%
   5,568,422 China Tower Corp. Ltd.,
                Class H (b) (c)                     1,291,031
     349,213 China Vanke Co., Ltd., Class H         1,468,039
   2,563,661 Postal Savings Bank of China Co.,
                Ltd., Class H (c)                   1,466,358
      17,800 YiChang HEC ChangJiang
                Pharmaceutical Co., Ltd.,
                Class H (c)                            77,096
                                               --------------
                                                    4,302,524
                                               --------------
             DENMARK -- 6.3%
       1,465 Ascendis Pharma A/S, ADR (b)             172,430
      16,625 Orsted A/S (c)                         1,259,977
                                               --------------
                                                    1,432,407
                                               --------------
             FINLAND -- 0.5%
       4,741 Valmet OYJ                               119,980
                                               --------------
             GERMANY -- 9.1%
       5,100 Knorr-Bremse AG (b)                      506,476
       3,404 Scout24 AG (c)                           176,260
      31,638 Siemens Healthineers AG (c)            1,318,457
       1,512 Varta AG (b)                              64,519
                                               --------------
                                                    2,065,712
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HONG KONG -- 0.3%
      68,000 Genertec Universal Medical Group
                Co., Ltd. (c)                  $       61,850
                                               --------------
             IRELAND -- 0.8%
       7,009 nVent Electric PLC                       189,103
                                               --------------
             ITALY -- 2.7%
      51,654 Poste Italiane S.p.A. (c)                502,483
       7,949 Technogym S.p.A. (c)                      97,818
                                               --------------
                                                      600,301
                                               --------------
             JAPAN -- 10.3%
     113,900 Japan Post Holdings Co., Ltd.          1,331,899
       6,300 Kyushu Railway Co.                       206,912
      12,700 SG Holdings Co., Ltd.                    369,552
      37,900 Softbank Corp.                           426,431
                                               --------------
                                                    2,334,794
                                               --------------
             JERSEY ISLAND -- 1.0%
       4,508 Novocure Ltd. (b)                        217,150
                                               --------------
             MULTI-NATIONAL -- 1.3%
     279,749 HK Electric Investments & HK
                Electric Investments Ltd.             285,809
                                               --------------
             NETHERLANDS -- 8.5%
         935 Adyen N.V. (b) (c)                       732,091
       1,199 Argenx SE, ADR (b)                       149,683
       7,733 Ferrari N.V.                           1,036,607
                                               --------------
                                                    1,918,381
                                               --------------
             SINGAPORE -- 0.6%
      17,612 BOC Aviation Ltd. (c)                    143,701
                                               --------------
             SPAIN -- 1.2%
       9,163 Cellnex Telecom S.A. (c)                 268,889
                                               --------------
             SWEDEN -- 2.0%
       1,139 Evolution Gaming Group AB (c)             89,738
      27,302 Tele2 AB, Class B                        363,692
                                               --------------
                                                      453,430
                                               --------------
             UNITED KINGDOM -- 4.6%
       7,578 Atlassian Corp. PLC, Class A (b)         851,691
      29,543 Auto Trader Group PLC (c)                200,704
                                               --------------
                                                    1,052,395
                                               --------------
             TOTAL INVESTMENTS -- 99.7%            22,596,767
             (Cost $20,379,134) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                    65,387
                                               --------------
             NET ASSETS -- 100.0%              $   22,662,154
                                               ==============


                        See Notes to Financial Statements                Page 65

FIRST TRUST INTERNATIONAL EQUITY OPPORTUNITIES ETF (FPXI)

MARCH 31, 2019 (UNAUDITED)

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,766,114 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $548,481. The net unrealized appreciation was $2,217,633.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $  22,596,767    $        --     $        --
                      ==============================================

* See Portfolio of Investments for country breakout.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Hong Kong Dollar                                    33.3%
United States Dollar                                24.0
Euro                                                21.4
Japanese Yen                                        10.3
Danish Krone                                         5.6
Swedish Krona                                        2.0
Brazilian Real                                       1.6
Australian Dollar                                    0.9
British Pound Sterling                               0.9
                                                   ------
     Total                                         100.0%
                                                   ======


Page 66                 See Notes to Financial Statements

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.9%
             FRANCE -- 2.9%
     194,293 Thales S.A.                       $   23,266,078
                                               --------------
             ISRAEL -- 6.7%
     195,825 Check Point Software
                Technologies Ltd. (b)              24,769,904
     218,179 CyberArk Software Ltd. (b)            25,974,210
     143,156 Radware Ltd. (b)                       3,740,666
                                               --------------
                                                   54,484,780
                                               --------------
             JAPAN -- 3.2%
      72,300 FFRI, Inc. (b)                         2,074,474
     485,536 Trend Micro, Inc.                     23,613,093
                                               --------------
                                                   25,687,567
                                               --------------
             JERSEY -- 1.7%
     295,297 Mimecast Ltd. (b)                     13,982,313
                                               --------------
             SOUTH KOREA -- 0.3%
      47,245 Ahnlab, Inc.                           2,176,824
                                               --------------
             UNITED KINGDOM -- 4.8%
   1,066,461 Avast PLC (b) (c)                      3,935,091
   3,863,894 BAE Systems PLC                       24,277,038
     839,914 NCC Group PLC                          1,531,532
   1,285,487 Sophos Group PLC (c)                   5,036,267
     214,259 Ultra Electronics Holdings PLC         4,453,846
                                               --------------
                                                   39,233,774
                                               --------------
             UNITED STATES -- 80.3%
     245,515 A10 Networks, Inc. (b)                 1,740,701
     343,805 Akamai Technologies, Inc. (b)         24,654,257
     453,074 Booz Allen Hamilton Holding
                Corp.                              26,341,722
   1,002,429 Carbon Black, Inc. (b)                13,983,885
     925,224 Cisco Systems, Inc.                   49,952,844
     142,437 F5 Networks, Inc. (b)                 22,352,638
   1,428,965 FireEye, Inc. (b)                     23,992,322
     278,728 ForeScout Technologies, Inc. (b)      11,681,491
     551,894 Fortinet, Inc. (b)                    46,342,539
     162,778 Itron, Inc. (b)                        7,593,594
     884,395 Juniper Networks, Inc.                23,409,936
     285,542 KeyW Holding (The) Corp. (b)           2,461,372
     370,792 Leidos Holdings, Inc.                 23,764,059
      94,588 ManTech International Corp.,
                Class A                             5,109,644
     384,270 MobileIron, Inc. (b)                   2,101,957
     282,157 Okta, Inc. (b)                        23,342,849
     136,208 OneSpan, Inc. (b)                      2,617,918
     194,498 Palo Alto Networks, Inc. (b)          47,239,674
     202,807 Proofpoint, Inc. (b)                  24,626,854
     286,374 Qualys, Inc. (b)                      23,694,585
     331,501 Rapid7, Inc. (b)                      16,777,266
     256,831 Raytheon Co.                          46,763,788
     230,700 Ribbon Communications, Inc. (b)        1,188,105
     609,060 SailPoint Technologies Holding,
                Inc. (b)                           17,492,203
     190,748 SecureWorks Corp., Class A (b)         3,509,763
     352,509 Splunk, Inc. (b)                      43,922,621


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             UNITED STATES (CONTINUED)
   1,064,894 Symantec Corp.                    $   24,481,913
     299,241 Tenable Holdings, Inc. (b)             9,473,970
     293,261 Varonis Systems, Inc. (b)             17,487,153
     134,518 VeriSign, Inc. (b)                    24,423,088
     219,927 Zix Corp. (b)                          1,513,098
     482,074 Zscaler, Inc. (b)                     34,193,509
                                               --------------
                                                  648,231,318
                                               --------------
             TOTAL INVESTMENTS -- 99.9%           807,062,654
             (Cost $717,864,983) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                   443,732
                                               --------------
             NET ASSETS -- 100.0%              $  807,506,386
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $110,152,889 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $20,955,218. The net unrealized appreciation was $89,197,671.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $  807,062,654  $           --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                        See Notes to Financial Statements                Page 67

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2019 (UNAUDITED)

                                                                                                          FIRST TRUST
                                                                              FIRST TRUST               FTSE EPRA/NAREIT
                                                                           STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                            SELECT DIVIDEND               REAL ESTATE
                                                                               INDEX FUND                  INDEX FUND
                                                                                 (FDD)                       (FFR)
                                                                         ----------------------      ----------------------
ASSETS:
Investments, at value .................................................     $    344,232,029            $     50,022,455
Cash ..................................................................               89,465                          --
Foreign currency, at value ............................................              420,553                      29,134
Receivables:
   Investment securities sold .........................................                   --                          --
   Capital shares sold ................................................                   --                          --
   Reclaims ...........................................................            2,544,111                      36,318
   Dividends ..........................................................            1,613,597                     189,410
   Securities lending income ..........................................                   --                          --
   From investment advisor ............................................                   --                       7,048
   Foreign capital gains tax ..........................................                   --                          --
Prepaid expenses ......................................................                8,298                       4,081
                                                                            ----------------            ----------------
   TOTAL ASSETS .......................................................          348,908,053                  50,288,446
                                                                            ----------------            ----------------
LIABILITIES:
Due to custodian ......................................................                   --                      23,878
Due to custodian foreign currency .....................................                   --                          --
Payables:
   Investment securities purchased ....................................                   --                          --
   Investment advisory fees ...........................................              120,381                          --
   Licensing fees .....................................................               51,780                      14,201
   Shareholder reporting fees .........................................               29,363                       8,354
   Audit and tax fees .................................................               15,105                      17,964
   Trustees' fees .....................................................                  188                         162
   Collateral for securities on loan ..................................                   --                          --
Other liabilities .....................................................              135,776                      47,219
                                                                            ----------------            ----------------
   TOTAL LIABILITIES ..................................................              352,593                     111,778
                                                                            ----------------            ----------------

NET ASSETS ............................................................     $    348,555,460            $     50,176,668
                                                                            ================            ================
NET ASSETS CONSIST OF:
Paid-in capital .......................................................     $    372,558,995            $     44,323,479
Par value .............................................................              272,033                      10,500
Accumulated distributable earnings (loss) .............................          (24,275,568)                  5,842,689
                                                                            ----------------            ----------------
NET ASSETS ............................................................     $    348,555,460            $     50,176,668
                                                                            ================            ================

NET ASSET VALUE, per share ............................................     $          12.81            $          47.79
                                                                            ================            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share) .............................           27,203,334                   1,050,002
                                                                            ================            ================
Investments, at cost ..................................................     $    356,676,914            $     42,628,174
                                                                            ================            ================
Foreign currency, at cost (proceeds) ..................................     $        420,556            $         29,128
                                                                            ================            ================
Securities on loan, at value ..........................................     $             --            $             --
                                                                            ================            ================


Page 68                 See Notes to Financial Statements

                                                          FIRST TRUST              FIRST TRUST
       FIRST TRUST               FIRST TRUST                GLOBAL               NASDAQ(R) CLEAN            FIRST TRUST
     DOW JONES GLOBAL              GLOBAL                 ENGINEERING          EDGE(R) SMART GRID          INDXX GLOBAL
     SELECT DIVIDEND             WIND ENERGY           AND CONSTRUCTION          INFRASTRUCTURE          NATURAL RESOURCES
        INDEX FUND                   ETF                      ETF                  INDEX FUND               INCOME ETF
          (FGD)                     (FAN)                    (FLM)                   (GRID)                   (FTRI)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $   494,130,642          $    72,237,238          $    12,820,417          $    27,193,409          $     8,458,033
                   --                       --                   24,034                   27,403                    2,491
            4,701,669                      741                       --                       --                    1,638

                1,213                       --                       --                       --                       --
                   --                       --                       --                       --                       --
            1,228,112                  200,981                   10,494                   34,700                   17,046
            4,594,282                  154,677                   85,902                   11,118                   90,755
                   --                    3,466                      266                    1,599                       30
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                6,513                    4,136                    3,837                      192                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
          504,662,431               72,601,239               12,944,950               27,268,421                8,569,993
      ---------------          ---------------          ---------------          ---------------          ---------------

              391,233                       --                       --                       --                       --
                   --                       --                        5                        1                       --

            4,578,099                       --                       --                       --                       --
              172,674                   18,602                    1,923                    5,683                    5,152
               29,877                   17,877                    3,069                    5,839                       --
               32,820                   12,944                    6,471                    7,964                       --
               17,963                   16,830                   16,830                   16,830                       --
                  172                      163                      161                      163                       --
                   --                   60,004                  398,735                1,000,992                   17,891
              180,301                   37,294                    7,821                   13,718                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
            5,403,139                  163,714                  435,015                1,051,190                   23,043
      ---------------          ---------------          ---------------          ---------------          ---------------

      $   499,259,292          $    72,437,525          $    12,509,935          $    26,217,231          $     8,546,950
      ===============          ===============          ===============          ===============          ===============

      $   590,590,884          $   132,462,435          $    20,007,729          $    30,157,258          $    69,261,809
              214,500                   55,500                    2,500                    6,000                    7,000
          (91,546,092)             (60,080,410)              (7,500,294)              (3,946,027)             (60,721,859)
      ---------------          ---------------          ---------------          ---------------          ---------------
      $   499,259,292          $    72,437,525          $    12,509,935          $    26,217,231          $     8,546,950
      ===============          ===============          ===============          ===============          ===============

      $         23.28          $         13.05          $         50.04          $         43.70          $         12.21
      ===============          ===============          ===============          ===============          ===============

           21,450,002                5,550,002                  250,002                  600,002                  700,002
      ===============          ===============          ===============          ===============          ===============
      $   528,284,955          $    70,997,403          $    12,645,033          $    29,074,798          $     7,816,300
      ===============          ===============          ===============          ===============          ===============
      $     4,746,876          $           746          $            --          $            (1)         $         1,638
      ===============          ===============          ===============          ===============          ===============
      $            --          $        57,178          $       369,926          $       974,843          $        17,082
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 69

FIRST TRUST EXCHANGE-TRADED FUND II

MARCH 31, 2019 (UNAUDITED)

                                                                              FIRST TRUST                 FIRST TRUST
                                                                              INDXX GLOBAL                    BICK
                                                                            AGRICULTURE ETF                INDEX FUND
                                                                                 (FTAG)                      (BICK)
                                                                         ----------------------      ----------------------
ASSETS:
Investments, at value .................................................     $      4,390,247            $    151,664,010
Cash ..................................................................                   --                          --
Foreign currency, at value ............................................                   54                           6
Receivables:
   Investment securities sold .........................................                   --                          --
   Capital shares sold ................................................                   --                          --
   Reclaims ...........................................................               12,684                      29,086
   Dividends ..........................................................                7,437                     703,150
   Securities lending income ..........................................                   --                          --
   From investment advisor ............................................                   --                          --
   Foreign capital gains tax ..........................................                  282                          --
Prepaid expenses ......................................................                   --                          --
                                                                            ----------------            ----------------
   TOTAL ASSETS .......................................................            4,410,704                 152,396,252
                                                                            ----------------            ----------------
LIABILITIES:
Due to custodian ......................................................                1,795                       6,406
Due to custodian foreign currency .....................................                   --                          --
Payables:
   Investment securities purchased ....................................                   --                      83,335
   Investment advisory fees ...........................................                2,675                          --
   Licensing fees .....................................................                   --                          --
   Shareholder reporting fees .........................................                   --                          --
   Audit and tax fees .................................................                   --                          --
   Trustees' fees .....................................................                   --                          --
   Collateral for securities on loan ..................................                   --                          --
Other liabilities .....................................................                   --                          --
                                                                            ----------------            ----------------
   TOTAL LIABILITIES ..................................................                4,470                      89,741
                                                                            ----------------            ----------------

NET ASSETS ............................................................     $      4,406,234            $    152,306,511
                                                                            ================            ================
NET ASSETS CONSIST OF:
Paid-in capital .......................................................     $     23,895,612            $    170,821,829
Par value .............................................................                1,899                      56,000
Accumulated distributable earnings (loss) .............................          (19,491,277)                (18,571,318)
                                                                            ----------------            ----------------
NET ASSETS ............................................................     $      4,406,234            $    152,306,511
                                                                            ================            ================

NET ASSET VALUE, per share ............................................     $          23.20            $          27.20
                                                                            ================            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share) .............................              189,928                   5,600,002
                                                                            ================            ================
Investments, at cost ..................................................     $      4,752,756            $    147,879,782
                                                                            ================            ================
Foreign currency, at cost (proceeds) ..................................     $             52            $              6
                                                                            ================            ================
Securities on loan, at value ..........................................     $             --            $             --
                                                                            ================            ================


Page 70                 See Notes to Financial Statements

        FIRST TRUST              FIRST TRUST              FIRST TRUST              FIRST TRUST              FIRST TRUST
          NASDAQ                NASDAQ GLOBAL                CLOUD                INTERNATIONAL               NASDAQ
        SMARTPHONE                  AUTO                   COMPUTING                 EQUITY                CYBERSECURITY
        INDEX FUND               INDEX FUND                   ETF               OPPORTUNITIES ETF               ETF
          (FONE)                   (CARZ)                   (SKYY)                   (FPXI)                   (CIBR)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $    15,304,326          $    19,900,873          $ 2,110,659,546          $    22,596,767          $   807,062,654
               43,784                       --               11,531,223                    1,055                  817,949
                    2                    8,004                       --                       --                       --

                   --                       --                       --                       --                       --
                   --                       --                2,878,990                       --                       --
                1,828                   26,097                  118,427                   17,833                    7,310
               29,468                  130,798                  552,575                   59,904                   31,089
                1,092                      346                    1,465                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
           15,380,500               20,066,118            2,125,742,226               22,675,559              807,919,002
      ---------------          ---------------          ---------------          ---------------          ---------------

                   --                      350                       --                       --                       --
                   --                       --                       --                       --                       48

                   --                       --                2,863,305                       --                       --
                8,640                   11,892                1,062,927                   13,405                  412,568
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
              716,210                  344,956                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
              724,850                  357,198                3,926,232                   13,405                  412,616
      ---------------          ---------------          ---------------          ---------------          ---------------

      $    14,655,650          $    19,708,920          $ 2,121,815,994          $    22,662,154          $   807,506,386
      ===============          ===============          ===============          ===============          ===============

      $    15,224,761          $    26,150,479          $ 1,702,188,110          $    22,632,131          $   733,898,591
                3,000                    6,000                  368,500                    6,500                  288,000
             (572,111)              (6,447,559)             419,259,384                   23,523               73,319,795
      ---------------          ---------------          ---------------          ---------------          ---------------
      $    14,655,650          $    19,708,920          $ 2,121,815,994          $    22,662,154          $   807,506,386
      ===============          ===============          ===============          ===============          ===============

      $         48.85          $         32.85          $         57.58          $         34.86          $         28.04
      ===============          ===============          ===============          ===============          ===============

              300,002                  600,002               36,850,002                  650,002               28,800,002
      ===============          ===============          ===============          ===============          ===============
      $    14,480,000          $    22,897,026          $ 1,767,311,597          $    20,379,134          $   717,864,983
      ===============          ===============          ===============          ===============          ===============
      $             2          $         7,986          $            --          $            --          $           (48)
      ===============          ===============          ===============          ===============          ===============
      $       684,795          $       328,100          $            --          $            --          $            --
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 71

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2019 (UNAUDITED)

                                                                                                          FIRST TRUST
                                                                              FIRST TRUST               FTSE EPRA/NAREIT
                                                                           STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                            SELECT DIVIDEND               REAL ESTATE
                                                                               INDEX FUND                  INDEX FUND
                                                                                 (FDD)                       (FFR)
                                                                         ----------------------      ----------------------
INVESTMENT INCOME:
Dividends .............................................................     $      6,168,042            $        859,958
Securities lending income (net of fees) ...............................                   --                          --
Foreign withholding tax ...............................................             (378,290)                    (36,232)
                                                                            ----------------            ----------------
   Total investment income ............................................            5,789,752                     823,726
                                                                            ----------------            ----------------

EXPENSES:
Investment advisory fees ..............................................              744,422                      91,605
Licensing fees ........................................................               95,631                      27,482
Accounting and administration fees ....................................               93,807                      14,487
Custodian fees ........................................................               44,885                      47,426
Shareholder reporting fees ............................................               25,420                       8,876
Audit and tax fees ....................................................               11,430                      13,213
Transfer agent fees ...................................................                9,305                       1,145
Legal fees ............................................................                6,595                         758
Listing fees ..........................................................                4,423                       3,491
Trustees' fees and expenses ...........................................                3,823                       3,678
Registration and filing fees ..........................................                   50                          50
Other expenses ........................................................                5,455                       2,237
                                                                            ----------------            ----------------
   Total expenses .....................................................            1,045,246                     214,448
   Less fees waived and expenses reimbursed by
      the investment advisor ..........................................                   --                     (77,041)
                                                                            ----------------            ----------------
   Net expenses .......................................................            1,045,246                     137,407
                                                                            ----------------            ----------------
NET INVESTMENT INCOME (LOSS) ..........................................            4,744,506                     686,319
                                                                            ----------------            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................           (3,469,854)                   (123,453)
   In-kind redemptions ................................................            7,076,487                          --
   Foreign currency transactions ......................................                3,791                      (1,594)
                                                                            ----------------            ----------------
Net realized gain (loss) ..............................................            3,610,424                    (125,047)
                                                                            ----------------            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................          (17,939,401)                  3,322,738
   Foreign currency translation .......................................              (74,818)                       (504)
   Deferred foreign capital gains tax .................................                   --                          --
                                                                            ----------------            ----------------
Net change in unrealized appreciation (depreciation) ..................          (18,014,219)                  3,322,234
                                                                            ----------------            ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ...............................          (14,403,795)                  3,197,187
                                                                            ----------------            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................................     $     (9,659,289)           $      3,883,506
                                                                            ================            ================

(a) Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).


Page 72                 See Notes to Financial Statements

                                                          FIRST TRUST              FIRST TRUST
        FIRST TRUST              FIRST TRUST                GLOBAL               NASDAQ(R) CLEAN            FIRST TRUST
     DOW JONES GLOBAL              GLOBAL                 ENGINEERING          EDGE(R) SMART GRID          INDXX GLOBAL
      SELECT DIVIDEND            WIND ENERGY           AND CONSTRUCTION          INFRASTRUCTURE          NATURAL RESOURCES
        INDEX FUND                   ETF                      ETF                  INDEX FUND               INCOME ETF
           (FGD)                    (FAN)                    (FLM)                   (GRID)                   (FTRI)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $    15,227,211          $       882,240          $       134,372          $       171,116          $       262,135
                   --                   49,689                    3,471                   15,276                      140
             (893,207)                 (73,886)                 (12,321)                  (9,650)                 (13,311)
      ---------------          ---------------          ---------------          ---------------          ---------------
           14,334,004                  858,043                  125,522                  176,742                  248,964
      ---------------          ---------------          ---------------          ---------------          ---------------


              937,039                  142,948                   24,807                   55,068                   28,998 (a)
              119,900                   35,627                    6,180                   12,348                       --
              118,487                   18,697                    4,203                    7,679                       --
               69,381                   23,273                    7,626                    8,499                       --
               32,561                   12,808                    6,898                    8,627                       --
               13,213                   12,839                   12,839                   12,839                       --
               11,712                    1,786                      310                      688                       --
                8,042                    1,220                      181                      541                       --
                3,491                    3,735                    3,735                    2,990                       --
                3,888                    3,688                    3,659                    3,668                       --
                 (451)                      50                        5                     (151)                      --
                6,097                    1,128                      426                      365                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
            1,323,360                  257,799                   70,869                  113,161                   28,998

                   --                  (43,377)                 (27,456)                 (16,793)                      --
      ---------------          ---------------          ---------------          ---------------          ---------------
            1,323,360                  214,422                   43,413                   96,368                   28,998
      ---------------          ---------------          ---------------          ---------------          ---------------
           13,010,644                  643,621                   82,109                   80,374                  219,966
      ---------------          ---------------          ---------------          ---------------          ---------------


          (24,288,126)              (1,188,719)                (395,453)                (329,643)                 (81,566)
           23,889,797                  823,723                       --                 (223,824)                      --
              (57,660)                 (11,301)                  (1,370)                   8,179                     (519)
      ---------------          ---------------          ---------------          ---------------          ---------------
             (455,989)                (376,297)                (396,823)                (545,288)                 (82,085)
      ---------------          ---------------          ---------------          ---------------          ---------------

          (38,043,177)               3,203,036               (1,332,957)              (2,636,877)                (265,728)
              (61,738)                  (3,971)                    (386)                  (8,611)                    (448)
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
          (38,104,915)               3,199,065               (1,333,343)              (2,645,488)                (266,176)
      ---------------          ---------------          ---------------          ---------------          ---------------

          (38,560,904)               2,822,768               (1,730,166)              (3,190,776)                (348,261)
      ---------------          ---------------          ---------------          ---------------          ---------------

      $   (25,550,260)         $     3,466,389          $    (1,648,057)         $    (3,110,402)         $      (128,295)
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 73

FIRST TRUST EXCHANGE-TRADED FUND II

FOR THE SIX MONTHS ENDED MARCH 31, 2019 (UNAUDITED)

                                                                              FIRST TRUST
                                                                              INDXX GLOBAL                FIRST TRUST
                                                                              AGRICULTURE                     BICK
                                                                                  ETF                      INDEX FUND
                                                                                 (FTAG)                      (BICK)
                                                                         ----------------------      ----------------------
INVESTMENT INCOME:
Dividends .............................................................     $         32,869            $      1,665,336
Securities lending income (net of fees) ...............................                   --                          --
Foreign withholding tax................................................               (1,576)                    (94,896)
                                                                            ----------------            ----------------
   Total investment income ............................................               31,293                   1,570,440
                                                                            ----------------            ----------------

EXPENSES:
Investment advisory fees ..............................................               15,714 (a)                 497,339 (a)
Licensing fees ........................................................                   --                          --
Accounting and administration fees ....................................                   --                          --
Custodian fees ........................................................                   --                          --
Shareholder reporting fees ............................................                   --                          --
Audit and tax fees ....................................................                   --                          --
Transfer agent fees ...................................................                   --                          --
Legal fees ............................................................                   --                          --
Listing fees ..........................................................                   --                          --
Trustees' fees and expenses ...........................................                   --                          --
Registration and filing fees ..........................................                   --                          --
Other expenses ........................................................                   --                          --
                                                                            ----------------            ----------------
   Total expenses .....................................................               15,714                     497,339
   Less fees waived and expenses reimbursed by
      the investment advisor ..........................................                   --                          --
                                                                            ----------------            ----------------
   Net expenses .......................................................               15,714                     497,339
                                                                            ----------------            ----------------
NET INVESTMENT INCOME (LOSS) ..........................................               15,579                   1,073,101
                                                                            ----------------            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................              (91,813)                 (8,308,255)
   In-kind redemptions ................................................                   --                     337,431
   Foreign currency transactions ......................................                 (285)                    (75,203)
                                                                            ----------------            ----------------
Net realized gain (loss) ..............................................              (92,098)                 (8,046,027)
                                                                            ----------------            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................             (461,212)                  9,209,695
   Foreign currency translation .......................................                 (294)                     (6,738)
   Deferred foreign capital gains tax .................................               12,289                          --
                                                                            ----------------            ----------------
Net change in unrealized appreciation (depreciation)...................             (449,217)                  9,202,957
                                                                            ----------------            ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ...............................             (541,315)                  1,156,930
                                                                            ----------------            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................................     $       (525,736)           $      2,230,031
                                                                            ================            ================

(a) Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).


Page 74                 See Notes to Financial Statements

        FIRST TRUST              FIRST TRUST              FIRST TRUST              FIRST TRUST              FIRST TRUST
          NASDAQ                NASDAQ GLOBAL                CLOUD                INTERNATIONAL               NASDAQ
        SMARTPHONE                  AUTO                   COMPUTING                 EQUITY                CYBERSECURITY
        INDEX FUND               INDEX FUND                   ETF               OPPORTUNITIES ETF               ETF
          (FONE)                   (CARZ)                   (SKYY)                   (FPXI)                   (CIBR)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $        97,409          $       271,097          $    16,815,327          $       116,758          $     2,978,573
                5,800                    4,479                   20,182                       --                       --
               (5,226)                 (20,386)                (110,090)                 (10,512)                 (76,553)
      ---------------          ---------------          ---------------          ---------------          ---------------
               97,983                  255,190               16,725,419                  106,246                2,902,020
      ---------------          ---------------          ---------------          ---------------          ---------------


               48,755 (a)               68,170 (a)            5,553,347 (a)               76,532 (a)            2,224,983 (a)
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
               48,755                   68,170                5,553,347                   76,532                2,224,983

                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
               48,755                   68,170                5,553,347                   76,532                2,224,983
      ---------------          ---------------          ---------------          ---------------          ---------------
               49,228                  187,020               11,172,072                   29,714                  677,037
      ---------------          ---------------          ---------------          ---------------          ---------------


             (650,309)              (1,059,534)             (17,081,695)                (884,589)             (29,410,044)
              353,224                  514,388              111,130,916                  471,160               36,736,351
               (2,349)                  (2,964)                      --                    3,616                  (25,806)
      ---------------          ---------------          ---------------          ---------------          ---------------
             (299,434)                (548,110)              94,049,221                 (409,813)               7,300,501
      ---------------          ---------------          ---------------          ---------------          ---------------

             (140,056)                (927,485)             (76,584,679)                (285,195)             (28,273,460)
                  (33)                    (925)                      --                     (227)                     238
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
             (140,089)                (928,410)             (76,584,679)                (285,422)             (28,273,222)
      ---------------          ---------------          ---------------          ---------------          ---------------

             (439,523)              (1,476,520)              17,464,542                 (695,235)             (20,972,721)
      ---------------          ---------------          ---------------          ---------------          ---------------

      $      (390,295)         $    (1,289,500)         $    28,636,614          $      (665,521)         $   (20,295,684)
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 75

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   FIRST TRUST
                                                                                                STOXX(R) EUROPEAN
                                                                                                 SELECT DIVIDEND
                                                                                                   INDEX FUND
                                                                                                      (FDD)
                                                                                     ---------------------------------------
                                                                                      Six Months Ended
                                                                                         3/31/2019            Year Ended
                                                                                        (Unaudited)           9/30/2018
                                                                                     ------------------   ------------------
OPERATIONS:
Net investment income (loss)........................................................  $      4,744,506     $     22,830,152
Net realized gain (loss)............................................................         3,610,424           12,482,381
Net change in unrealized appreciation (depreciation)................................       (18,014,219)         (31,561,559)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from operations..................................................................        (9,659,289)           3,750,974
                                                                                      ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...............................................................        (3,295,434)         (22,961,086)
                                                                                      ----------------     ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................................        20,077,185           33,402,329
Cost of shares redeemed.............................................................      (113,390,956)         (88,895,004)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................................................       (93,313,771)         (55,492,675)
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets.............................................      (106,268,494)         (74,702,787)

NET ASSETS:
Beginning of period.................................................................       454,823,954          529,526,741
                                                                                      ----------------     ----------------
End of period.......................................................................  $    348,555,460     $    454,823,954
                                                                                      ================     ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................................        34,653,334           38,903,334
Shares sold.........................................................................         1,550,000            2,400,000
Shares redeemed.....................................................................        (9,000,000)          (6,650,000)
                                                                                      ----------------     ----------------
Shares outstanding, end of period...................................................        27,203,334           34,653,334
                                                                                      ================     ================


Page 76                 See Notes to Financial Statements

              FIRST TRUST                                FIRST TRUST
            FTSE EPRA/NAREIT                              DOW JONES                                FIRST TRUST
     DEVELOPED MARKETS REAL ESTATE                 GLOBAL SELECT DIVIDEND                      GLOBAL WIND ENERGY
               INDEX FUND                                INDEX FUND                                    ETF
                 (FFR)                                      (FGD)                                     (FAN)
----------------------------------------   ---------------------------------------   ---------------------------------------
 Six Months Ended                           Six Months Ended                          Six Months Ended
    3/31/2019             Year Ended           3/31/2019            Year Ended           3/31/2019            Year Ended
   (Unaudited)            9/30/2018           (Unaudited)           9/30/2018           (Unaudited)           9/30/2018
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $        686,319      $      1,644,323     $     13,010,644     $     22,306,646     $        643,621     $      2,021,405
         (125,047)            1,216,974             (455,989)           6,707,884             (376,297)           7,703,093
        3,322,234            (1,125,678)         (38,104,915)         (18,687,717)           3,199,065          (12,612,504)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

        3,883,506             1,735,619          (25,550,260)          10,326,813            3,466,389           (2,888,006)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


         (872,527)           (1,810,508)         (10,543,681)         (22,052,312)            (841,250)          (1,611,016)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


        2,091,995                    --          144,382,679           58,302,537            3,188,790           17,312,970
               --            (6,551,405)         (93,309,432)         (33,183,708)         (12,738,765)         (33,918,808)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

        2,091,995            (6,551,405)          51,073,247           25,118,829           (9,549,975)         (16,605,838)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
        5,102,974            (6,626,294)          14,979,306           13,393,330           (6,924,836)         (21,104,860)


       45,073,694            51,699,988          484,279,986          470,886,656           79,362,361          100,467,221
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     50,176,668      $     45,073,694     $    499,259,292     $    484,279,986     $     72,437,525     $     79,362,361
 ================      ================     ================     ================     ================     ================


        1,000,002             1,150,002           19,250,002           18,300,002            6,350,002            7,650,002
           50,000                    --            6,100,000            2,250,000              250,000            1,300,000
               --              (150,000)          (3,900,000)          (1,300,000)          (1,050,000)          (2,600,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
        1,050,002             1,000,002           21,450,002           19,250,002            5,550,002            6,350,002
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 77

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                                   FIRST TRUST
                                                                                               GLOBAL ENGINEERING
                                                                                                AND CONSTRUCTION
                                                                                                       ETF
                                                                                                      (FLM)
                                                                                     ---------------------------------------
                                                                                      Six Months Ended
                                                                                         3/31/2019            Year Ended
                                                                                        (Unaudited)           9/30/2018
                                                                                     ------------------   ------------------
OPERATIONS:
Net investment income (loss)........................................................  $         82,109     $        271,464
Net realized gain (loss)............................................................          (396,823)           1,341,015
Net change in unrealized appreciation (depreciation)................................        (1,333,343)          (1,767,255)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from operations..................................................................        (1,648,057)            (154,776)
                                                                                      ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...............................................................           (36,325)            (341,187)
                                                                                      ----------------     ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................................                --            3,108,725
Cost of shares redeemed.............................................................                --           (5,484,426)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................................................                --           (2,375,701)
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets.............................................        (1,684,382)          (2,871,664)

NET ASSETS:
Beginning of period.................................................................        14,194,317           17,065,981
                                                                                      ----------------     ----------------
End of period.......................................................................  $     12,509,935     $     14,194,317
                                                                                      ================     ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................................           250,002              300,002
Shares sold.........................................................................                --               50,000
Shares redeemed.....................................................................                --             (100,000)
                                                                                      ----------------     ----------------
Shares outstanding, end of period...................................................           250,002              250,002
                                                                                      ================     ================


Page 78                 See Notes to Financial Statements

              FIRST TRUST                                FIRST TRUST
        NASDAQ(R) CLEAN EDGE(R)                         INDXX GLOBAL                               FIRST TRUST
       SMART GRID INFRASTRUCTURE                      NATURAL RESOURCES                           INDXX GLOBAL
               INDEX FUND                                INCOME ETF                              AGRICULTURE ETF
                 (GRID)                                    (FTRI)                                    (FTAG)
----------------------------------------   ---------------------------------------   ---------------------------------------
  Six Months Ended                           Six Months Ended                          Six Months Ended
      3/31/2019            Year Ended            3/31/2019           Year Ended            3/31/2019           Year Ended
     (Unaudited)            9/30/2018           (Unaudited)           9/30/2018           (Unaudited)           9/30/2018
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $         80,374      $        363,210     $        219,966     $        331,431     $         15,579     $        103,491
         (545,288)            3,091,956              (82,085)             503,050              (92,098)             823,269
       (2,645,488)           (4,075,063)            (266,176)              89,168             (449,217)          (1,051,274)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

       (3,110,402)             (619,897)            (128,295)             923,649             (525,736)            (124,514)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


          (68,790)             (398,796)            (232,541)            (320,671)             (46,893)             (90,971)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


               --            12,522,625                   --                   --                   --            1,350,249
       (3,936,651)           (5,121,525)                  --             (608,642)                  --           (3,972,391)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

       (3,936,651)            7,401,100                   --             (608,642)                  --           (2,622,142)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
       (7,115,843)            6,382,407             (360,836)              (5,664)            (572,629)          (2,837,627)


       33,333,074            26,950,667            8,907,786            8,913,450            4,978,863            7,816,490
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     26,217,231      $     33,333,074     $      8,546,950     $      8,907,786     $      4,406,234     $      4,978,863
 ================      ================     ================     ================     ================     ================


          700,002               550,002              700,002              750,002              189,928              289,928
               --               250,000                   --                   --                   --               50,000
         (100,000)             (100,000)                  --              (50,000)                  --             (150,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
          600,002               700,002              700,002              700,002              189,928              189,928
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 79

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                                   FIRST TRUST
                                                                                                      BICK
                                                                                                   INDEX FUND
                                                                                                     (BICK)
                                                                                     ---------------------------------------
                                                                                      Six Months Ended
                                                                                         3/31/2019            Year Ended
                                                                                        (Unaudited)           9/30/2018
                                                                                     ------------------   ------------------
OPERATIONS:
Net investment income (loss)........................................................  $      1,073,101     $      3,028,554
Net realized gain (loss)............................................................        (8,046,027)           1,367,638
Net change in unrealized appreciation (depreciation)................................         9,202,957          (22,488,608)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from operations..................................................................         2,230,031          (18,092,416)
                                                                                      ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...............................................................        (1,885,171)          (2,678,851)
                                                                                      ----------------     ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................................        17,363,531           38,356,789
Cost of shares redeemed.............................................................       (56,050,336)         (29,799,700)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................................................       (38,686,805)           8,557,089
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets.............................................       (38,341,945)         (12,214,178)

NET ASSETS:
Beginning of period.................................................................       190,648,456          202,862,634
                                                                                      ----------------     ----------------
End of period.......................................................................  $    152,306,511     $    190,648,456
                                                                                      ================     ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................................         7,200,002            7,050,002
Shares sold.........................................................................           650,000            1,250,000
Shares redeemed.....................................................................        (2,250,000)          (1,100,000)
                                                                                      ----------------     ----------------
Shares outstanding, end of period...................................................         5,600,002            7,200,002
                                                                                      ================     ================


Page 80                 See Notes to Financial Statements

              FIRST TRUST                                FIRST TRUST
                 NASDAQ                                    NASDAQ                                  FIRST TRUST
               SMARTPHONE                                GLOBAL AUTO                             CLOUD COMPUTING
               INDEX FUND                                INDEX FUND                                    ETF
                 (FONE)                                    (CARZ)                                    (SKYY)
----------------------------------------   ---------------------------------------   ---------------------------------------
 Six Months Ended                           Six Months Ended                          Six Months Ended
    3/31/2019             Year Ended           3/31/2019            Year Ended           3/31/2019            Year Ended
   (Unaudited)            9/30/2018           (Unaudited)           9/30/2018           (Unaudited)           9/30/2018
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $         49,228      $        215,764     $        187,020     $        492,875     $     11,172,072     $      4,152,426
         (299,434)            3,299,218             (548,110)             212,654           94,049,221          197,763,353
         (140,089)           (3,474,504)            (928,410)          (2,274,354)         (76,584,679)         242,652,662
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

         (390,295)               40,478           (1,289,500)          (1,568,825)          28,636,614          444,568,441
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


          (17,340)             (316,837)            (179,040)            (458,452)         (15,044,661)          (4,648,945)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


               --            10,472,764            6,429,002            4,140,193          383,847,245          969,178,677
       (2,306,358)          (10,510,233)          (3,418,979)          (2,057,562)        (342,762,712)        (430,888,455)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

       (2,306,358)              (37,469)           3,010,023            2,082,631           41,084,533          538,290,222
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
       (2,713,993)             (313,828)           1,541,483               55,354           54,676,486          978,209,718


       17,369,643            17,683,471           18,167,437           18,112,083        2,067,139,508        1,088,929,790
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     14,655,650      $     17,369,643     $     19,708,920     $     18,167,437     $  2,121,815,994     $  2,067,139,508
 ================      ================     ================     ================     ================     ================


          350,002               350,002              500,002              450,002           36,450,002           26,000,002
                                200,000              200,000              100,000            7,350,000           18,850,000
          (50,000)             (200,000)            (100,000)             (50,000)          (6,950,000)          (8,400,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
          300,002               350,002              600,002              500,002           36,850,002           36,450,002
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 81

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                                   FIRST TRUST
                                                                                                  INTERNATIONAL
                                                                                                     EQUITY
                                                                                                OPPORTUNITIES ETF
                                                                                                     (FPXI)
                                                                                     ---------------------------------------
                                                                                      Six Months Ended
                                                                                         3/31/2019            Year Ended
                                                                                        (Unaudited)           9/30/2018
                                                                                     ------------------   ------------------
OPERATIONS:
Net investment income (loss)........................................................  $         29,714     $        351,989
Net realized gain (loss)............................................................          (409,813)            (888,129)
Net change in unrealized appreciation (depreciation)................................          (285,422)             971,566
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from operations..................................................................          (665,521)             435,426
                                                                                      ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...............................................................           (65,715)            (400,571)
                                                                                      ----------------     ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................................         3,404,060            5,608,443
Cost of shares redeemed.............................................................        (6,332,370)          (1,751,068)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................................................        (2,928,310)           3,857,375
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets.............................................        (3,659,546)           3,892,230

NET ASSETS:
Beginning of period.................................................................        26,321,700           22,429,470
                                                                                      ----------------     ----------------
End of period.......................................................................  $     22,662,154     $     26,321,700
                                                                                      ================     ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................................           750,002              650,002
Shares sold.........................................................................           100,000              150,000
Shares redeemed.....................................................................          (200,000)             (50,000)
                                                                                      ----------------     ----------------
Shares outstanding, end of period...................................................           650,002              750,002
                                                                                      ================     ================


Page 82                 See Notes to Financial Statements

              FIRST TRUST
                 NASDAQ
           CYBERSECURITY ETF
                 (CIBR)
----------------------------------------
 Six Months Ended
    3/31/2019             Year Ended
   (Unaudited)            9/30/2018
------------------    ------------------

 $        677,037      $        233,083
        7,300,501            39,357,016
      (28,273,222)           94,156,868
 ----------------      ----------------

      (20,295,684)          133,746,967
 ----------------      ----------------


       (1,128,810)             (387,720)
 ----------------      ----------------


      140,336,569           587,931,146
     (159,079,175)         (187,191,788)
 ----------------      ----------------

      (18,742,606)          400,739,358
 ----------------      ----------------
      (40,167,100)          534,098,605


      847,673,486           313,574,881
 ----------------      ----------------
 $    807,506,386      $    847,673,486
 ================      ================


       29,750,002            14,350,002
        5,100,000            22,200,000
       (6,050,000)           (6,800,000)
 ----------------      ----------------
       28,800,002            29,750,002
 ================      ================


                        See Notes to Financial Statements                Page 83

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

                                          SIX MONTHS
                                            ENDED                               YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------------------------------------
                                         (UNAUDITED)        2018           2017           2016           2015           2014
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    13.12     $    13.61     $    11.82     $    11.92     $    13.50     $    12.94
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.17           0.59           0.42           0.55           0.55           0.58
Net realized and unrealized gain (loss)        (0.36)         (0.49)          1.79          (0.10)         (1.59)          0.57
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations               (0.19)          0.10           2.21           0.45          (1.04)          1.15
                                          ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.12)         (0.59)         (0.42)         (0.55)         (0.54)         (0.59)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    12.81     $    13.12     $    13.61     $    11.82     $    11.92     $    13.50
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                               (1.44)%         0.74%         18.93%          3.88%         (7.90)%         8.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $  348,555     $  454,824     $  529,527     $  165,490     $  165,751     $  167,480

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.56%(b)       0.57%          0.60%          0.60%          0.60%          0.64%
Ratio of net expenses to average net
   assets                                       0.56%(b)       0.57%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                           2.55%(b)       4.25%          3.96%          4.63%          4.45%          4.90%
Portfolio turnover rate (c)                       19%            35%            21%            34%            33%            32%


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

                                          SIX MONTHS
                                            ENDED                               YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------------------------------------
                                         (UNAUDITED)        2018           2017           2016           2015           2014
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    45.07     $    44.96     $    46.18     $    41.00     $    41.09     $    39.87
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.69           1.48           0.89           0.90           1.15           1.05
Net realized and unrealized gain (loss)         2.89           0.31          (0.65)          5.20           0.11           1.27
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                3.58           1.79           0.24           6.10           1.26           2.32
                                          ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.86)         (1.68)         (1.46)         (0.92)         (1.35)         (1.10)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    47.79     $    45.07     $    44.96     $    46.18     $    41.00     $    41.09
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                8.15%          3.99%          0.67%         14.95%          2.97%          5.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   50,177     $   45,074     $   51,700     $   71,576     $   98,394     $  108,887

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.94%(b)       0.85%          0.70%          0.72%          0.71%          0.71%
Ratio of net expenses to average net
   assets                                       0.60%(b)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                           3.00%(b)       3.48%          2.40%          2.53%          2.76%          2.45%
Portfolio turnover rate (c)                        3%             9%             6%             6%            10%            12%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 84                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

                                          SIX MONTHS
                                            ENDED                               YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------------------------------------
                                         (UNAUDITED)        2018           2017           2016           2015           2014
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    25.16     $    25.73     $    23.49     $    21.62     $    26.64     $    25.62
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.63           1.15           1.03           1.07           1.21           1.21
Net realized and unrealized gain (loss)        (1.99)         (0.58)          2.23           1.82          (4.97)          1.02
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations               (1.36)          0.57           3.26           2.89          (3.76)          2.23
                                          ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.52)         (1.14)         (1.02)         (1.02)         (1.26)         (1.21)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    23.28     $    25.16     $    25.73     $    23.49     $    21.62     $    26.64
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                               (5.29)%         2.26%         14.14%         13.68%        (14.51)%         8.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $  499,259     $  484,280     $  470,887     $  344,068     $  407,445     $  562,192

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.56%(b)       0.58%          0.58%          0.58%          0.60%          0.60%
Ratio of net expenses to average net
   assets                                       0.56%(b)       0.58%          0.58%          0.58%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                           5.55%(b)       4.48%          4.43%          4.63%          4.71%          4.56%
Portfolio turnover rate (c)                       28%            31%            35%            43%            34%            33%


FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

                                          SIX MONTHS
                                            ENDED                               YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------------------------------------
                                         (UNAUDITED)        2018           2017           2016           2015           2014
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    12.50     $    13.13     $    13.30     $    10.38     $    11.57     $    10.43
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.11           0.28           0.41           0.20           0.31           0.14
Net realized and unrealized gain (loss)         0.59          (0.66)          0.32           2.93          (1.15)          1.14
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                0.70          (0.38)          0.73           3.13          (0.84)          1.28
                                          ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.15)         (0.25)         (0.90)         (0.21)         (0.35)         (0.14)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    13.05     $    12.50     $    13.13     $    13.30     $    10.38     $    11.57
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                5.66%         (2.92)%         6.21%         30.42%         (7.37)%        12.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   72,438     $   79,362     $  100,467     $   87,096     $   39,959     $   86,745

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.72%(b)       0.68%          0.71%          0.74%          0.75%          0.70%
Ratio of net expenses to average net
   assets                                       0.60%(b)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                           1.80%(b)       2.21%          2.88%          1.80%          2.75%          1.23%
Portfolio turnover rate (c)                       18%            22%            78%            26%            25%            24%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 85

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

                                          SIX MONTHS
                                            ENDED                               YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------------------------------------
                                         (UNAUDITED)        2018           2017           2016           2015           2014
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    56.78     $    56.89     $    48.63     $    44.17     $    48.12     $    47.92
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.33           0.79           0.62           0.96           0.60           0.62
Net realized and unrealized gain (loss)        (6.92)          0.16           8.27           4.46          (4.02)          0.42
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations               (6.59)          0.95           8.89           5.42          (3.42)          1.04
                                          ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.15)         (1.06)         (0.63)         (0.96)         (0.53)         (0.84)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    50.04     $    56.78     $    56.89     $    48.63     $    44.17     $    48.12
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                              (11.60)%         1.67%         18.39%         12.40%         (7.19)%         2.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   12,510     $   14,194     $   17,066     $   14,588     $   15,460     $   16,841

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       1.14%(b)       0.88%          0.92%          1.03%          0.99%          0.87%
Ratio of net expenses to average net
   assets                                       0.70%(b)       0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                           1.32%(b)       1.45%          1.20%          2.01%          1.21%          1.30%
Portfolio turnover rate (c)                        7%            16%            20%            28%            46%            41%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

                                          SIX MONTHS
                                            ENDED                               YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------------------------------------
                                         (UNAUDITED)        2018           2017           2016           2015           2014
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    47.62     $    49.00     $    39.19     $    31.52     $    35.38     $    33.83
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.13           0.52           0.57           0.42           0.38           0.51
Net realized and unrealized gain (loss)        (3.94)         (1.32)          9.82           7.65          (3.88)          1.61
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations               (3.81)         (0.80)         10.39           8.07          (3.50)          2.12
                                          ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.11)         (0.58)         (0.58)         (0.40)         (0.36)         (0.57)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    43.70     $    47.62     $    49.00     $    39.19     $    31.52     $    35.38
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                               (7.99)%        (1.66)%        26.73%         25.77%         (9.97)%         6.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   26,217     $   33,333     $   26,951     $   13,715     $   11,034     $   14,152

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.82%(b)       0.74%          0.84%          1.07%          0.99%          0.98%
Ratio of net expenses to average net
   assets                                       0.70%(b)       0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                           0.58%(b)       1.10%          1.44%          1.27%          1.02%          1.45%
Portfolio turnover rate (c)                        7%            60%            32%            37%            18%            35%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 86                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

                                          SIX MONTHS
                                            ENDED                               YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------------------------------------
                                         (UNAUDITED)        2018           2017           2016           2015           2014
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    12.73     $    11.88     $    10.66     $    10.99     $    21.19     $    22.16
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.31           0.48           0.41           0.33           0.23           0.41
Net realized and unrealized gain (loss)        (0.50)          0.83           1.22          (0.32)        (10.23)         (0.92)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations               (0.19)          1.31           1.63           0.01         (10.00)         (0.51)
                                          ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.33)         (0.46)         (0.41)         (0.34)         (0.20)         (0.41)
Return of capital                                 --             --             --             --             --          (0.05)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total distributions                            (0.33)         (0.46)         (0.41)         (0.34)         (0.20)         (0.46)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    12.21     $    12.73     $    11.88     $    10.66     $    10.99     $    21.19
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                               (1.33)%        11.12%         15.47%          0.20%        (47.50)%        (2.38)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $    8,547     $    8,908     $    8,913     $   10,663     $   12,643     $   26,486

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.70%(b)       0.70%          0.70%          0.70%          0.70%          0.71% (c)
Ratio of net expenses to average net
   assets                                       0.70%(b)       0.70%          0.70%          0.70%          0.70%          0.71% (c)
Ratio of net investment income (loss) to
   average net assets                           5.31%(b)       3.74%          3.39%          3.00%          1.27%          1.74%
Portfolio turnover rate (d)                        6%            50%            61%           179%(e)         40%            28%


FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

                                          SIX MONTHS
                                            ENDED                               YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------------------------------------
                                         (UNAUDITED)        2018           2017           2016         2015 (g)       2014 (g)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    26.21     $    26.96     $    21.55     $    26.90     $    56.20     $    64.35
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.08           0.44           0.39           0.20           0.60           0.45
Net realized and unrealized gain (loss)        (2.84)         (0.83)          5.41          (5.46)        (28.95)         (7.15)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations               (2.76)         (0.39)          5.80          (5.26)        (28.35)         (6.70)
                                          ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.25)         (0.36)         (0.39)         (0.09)         (0.95)         (1.45)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    23.20     $    26.21     $    26.96     $    21.55     $    26.90     $    56.20
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                              (10.52)%        (1.46)%        27.09%        (18.92)%       (51.20)%       (10.64)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $    4,406     $    4,979     $    7,816     $    4,093     $    5,380     $   10,677

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.70%(b)       0.70%          0.70%          0.72%(f)       0.70%          0.72% (c)
Ratio of net expenses to average net
   assets                                       0.70%(b)       0.70%          0.70%          0.72%(f)       0.70%          0.72% (c)
Ratio of net investment income (loss) to
   average net assets                           0.69%(b)       1.56%          1.80%          1.74%          1.17%          0.46%
Portfolio turnover rate (d)                        8%            30%            38%           137%(e)         40%            43%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Annualized.

(c) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e) The variation in the portfolio turnover rate is due to the change in the Fund's underlying index effective on the close of business December 18, 2015, which resulted in a complete rebalance of the Fund's portfolio.

(f) Includes foreign capital gains tax. If this tax expense was not included, the expense ratio would have been 0.70%.

(g) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset values reported on September 30, 2015 and 2014 prior to the reverse share split restatement were $5.38 and $11.24, respectively.


                        See Notes to Financial Statements                Page 87

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST BICK INDEX FUND (BICK)

                                          SIX MONTHS
                                            ENDED                               YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------------------------------------
                                         (UNAUDITED)        2018           2017           2016           2015           2014
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    26.48     $    28.77     $    22.94     $    18.76     $    25.12     $    23.65
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.18           0.40           0.33           0.28           0.32           0.35
Net realized and unrealized gain (loss)         0.86          (2.34)          5.85           4.19          (6.34)          1.53
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                1.04          (1.94)          6.18           4.47          (6.02)          1.88
                                          ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.32)         (0.35)         (0.35)         (0.29)         (0.34)         (0.41)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    27.20     $    26.48     $    28.77     $    22.94     $    18.76     $    25.12
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                3.99%         (6.82)%        27.14%         23.99%        (24.15)%         7.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $  152,307     $  190,648     $  202,863     $    8,029     $    7,503     $   17,581

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.64%(b)       0.64%          0.64%          0.64%          0.64%          0.64%
Ratio of net expenses to average net
   assets                                       0.64%(b)       0.64%          0.64%          0.64%          0.64%          0.64%
Ratio of net investment income (loss) to
   average net assets                           1.38%(b)       1.33%          2.15%          1.37%          1.17%          1.35%
Portfolio turnover rate (c)                       32%            65%            86%            59%            70%           126%


FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

                                          SIX MONTHS
                                            ENDED                               YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------------------------------------
                                         (UNAUDITED)        2018           2017           2016           2015           2014
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    49.63     $    50.52     $    41.29     $    34.93     $    36.86     $    32.10
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.16           0.72           0.44           0.47           0.36           0.43
Net realized and unrealized gain (loss)        (0.88)         (0.60)          9.29           6.34          (1.95)          4.75
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations               (0.72)          0.12           9.73           6.81          (1.59)          5.18
                                          ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.06)         (1.01)         (0.50)         (0.45)         (0.34)         (0.42)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    48.85     $    49.63     $    50.52     $    41.29     $    34.93     $    36.86
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                               (1.44)%         0.20%         23.68%         19.60%         (4.35)%        16.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   14,656     $   17,370     $   17,683     $   10,324     $   10,479     $   11,059

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.70%(b)       0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net expenses to average net
   assets                                       0.70%(b)       0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                           0.71%(b)       1.34%          1.04%          1.14%          0.93%          1.22%
Portfolio turnover rate (c)                       22%            80%            18%            28%            28%            32%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 88                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

                                          SIX MONTHS
                                            ENDED                               YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------------------------------------
                                         (UNAUDITED)        2018           2017           2016           2015           2014
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    36.33     $    40.25     $    33.39     $    33.46     $    37.93     $    38.75
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.28           0.98           0.87           0.80           0.64           0.51
Net realized and unrealized gain (loss)        (3.46)         (3.98)          6.87          (0.09)         (4.50)         (0.84)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations               (3.18)         (3.00)          7.74           0.71          (3.86)         (0.33)
                                          ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.30)         (0.92)         (0.88)         (0.78)         (0.61)         (0.49)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    32.85     $    36.33     $    40.25     $    33.39     $    33.46     $    37.93
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                               (8.73)%        (7.57)%        23.46%          2.24%        (10.38)%        (0.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   19,709     $   18,167     $   18,112     $   21,705     $   31,791     $   64,481

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.70%(b)       0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net expenses to average net
   assets                                       0.70%(b)       0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                           1.92%(b)       2.44%          2.20%          2.16%          1.34%          1.35%
Portfolio turnover rate (c)                       11%            16%            17%            17%            18%            20%


FIRST TRUST CLOUD COMPUTING ETF (SKYY)

                                          SIX MONTHS
                                            ENDED                               YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------------------------------------
                                         (UNAUDITED)        2018           2017           2016           2015           2014
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    56.71     $    41.88     $    34.17     $    28.08     $    27.34     $    24.60
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.33           0.14           0.13           0.15           0.09           0.02
Net realized and unrealized gain (loss)         0.98          14.84           7.72           6.09           0.74           2.74
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                1.31          14.98           7.85           6.24           0.83           2.76
                                          ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.44)         (0.15)         (0.14)         (0.15)         (0.09)         (0.02)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    57.58     $    56.71     $    41.88     $    34.17     $    28.08     $    27.34
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                2.41%         35.80%         23.00%         22.30%          3.04%         11.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $2,121,816     $2,067,140     $1,088,930     $  587,642     $  470,291     $  341,751

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.60%(b)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net expenses to average net
   assets                                       0.60%(b)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                           1.21%(b)       0.28%          0.34%          0.49%          0.31%          0.10%
Portfolio turnover rate (c)                        5%             7%            14%            23%            25%            12%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 89

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST INTERNATIONAL EQUITY OPPORTUNITIES ETF (FPXI)

                                          SIX MONTHS
                                            ENDED                YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------   PERIOD ENDED
                                         (UNAUDITED)        2018           2017           2016       9/30/2015 (a)
                                         ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    35.10     $    34.51     $    27.47     $    25.24     $    30.00
                                          ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.06           0.49           0.22           0.51           0.37
Net realized and unrealized gain (loss)        (0.20)          0.66           7.07           2.14          (4.76)
                                          ----------     ----------     ----------     ----------     ----------
Total from investment operations               (0.14)          1.15           7.29           2.65          (4.39)
                                          ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.10)         (0.56)         (0.25)         (0.42)         (0.37)
                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    34.86     $    35.10     $    34.51     $    27.47     $    25.24
                                          ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                               (0.36)%         3.35%         26.71%         10.62%        (14.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   22,662     $   26,322     $   22,429     $    2,748     $    1,262

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.70%(c)       0.70%          0.70%          0.71%(d)       0.70% (c)
Ratio of net expenses to average net
   assets                                       0.70%(c)       0.70%          0.70%          0.71%(d)       0.70% (c)
Ratio of net investment income (loss) to
   average net assets                           0.27%(c)       1.42%          1.62%          2.25%          1.01% (c)
Portfolio turnover rate (e)                       35%            83%            58%            75%            98%


FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)

                                          SIX MONTHS
                                            ENDED                YEAR ENDED SEPTEMBER 30,
                                          3/31/2019     ------------------------------------------   PERIOD ENDED
                                         (UNAUDITED)        2018           2017           2016       9/30/2015 (a)
                                         ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period      $    28.49     $    21.85     $    19.77     $    17.15     $    20.00
                                          ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.02           0.02           0.03           0.23          (0.01)
Net realized and unrealized gain (loss)        (0.43)          6.64           2.09           2.62          (2.84)
                                          ----------     ----------     ----------     ----------     ----------
Total from investment operations               (0.41)          6.66           2.12           2.85          (2.85)
                                          ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.04)         (0.02)         (0.04)         (0.23)            --
                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of period            $    28.04     $    28.49     $    21.85     $    19.77     $    17.15
                                          ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                               (1.41)%        30.49%         10.73%         16.83%        (14.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $  807,506     $  847,673     $  313,575     $  102,815     $   79,753

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.60%(c)       0.60%          0.60%          0.60%          0.60% (c)
Ratio of net expenses to average net
   assets                                       0.60%(c)       0.60%          0.60%          0.60%          0.60% (c)
Ratio of net investment income (loss) to
   average net assets                           0.18%(c)       0.04%          0.13%          1.37%         (0.30)% (c)
Portfolio turnover rate (e)                       31%            56%            67%            49%             7%


(a) Inception dates for FPXI and CIBR are November 4, 2014 and July 6, 2015, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 90                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)


                                1. ORGANIZATION

First Trust Exchange-Traded Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 6, 2006, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of sixteen exchange-traded funds. This report covers the fourteen funds listed below:

   First Trust STOXX(R) European Select Dividend Index Fund - (NYSE Arca, Inc.
      ("NYSE Arca") ticker "FDD")
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund -
      (NYSE Arca ticker "FFR")
   First Trust Dow Jones Global Select Dividend Index Fund - (NYSE Arca ticker
      "FGD")
   First Trust Global Wind Energy ETF - (NYSE Arca ticker "FAN")
   First Trust Global Engineering and Construction ETF - (NYSE Arca ticker
      "FLM")
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund -
      (The Nasdaq Stock Market LLC ("Nasdaq") ticker "GRID")
   First Trust Indxx Global Natural Resources Income ETF - (Nasdaq ticker
      "FTRI")
   First Trust Indxx Global Agriculture ETF - (Nasdaq ticker "FTAG")
   First Trust BICK Index Fund - (Nasdaq ticker "BICK")
   First Trust Nasdaq Smartphone Index Fund - (Nasdaq ticker "FONE")
   First Trust NASDAQ Global Auto Index Fund - (Nasdaq ticker "CARZ")
   First Trust Cloud Computing ETF - (Nasdaq ticker "SKYY")
   First Trust International Equity Opportunities ETF - (Nasdaq ticker
      "FPXI")(1)
   First Trust Nasdaq Cybersecurity ETF - (Nasdaq ticker "CIBR")

(1) Effective on January 2, 2019, First Trust International IPO ETF changed its name to First Trust International Equity Opportunities ETF. The Fund's ticker symbol was not changed.

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                            INDEX
First Trust STOXX(R) European Select Dividend Index Fund                        STOXX(R) Europe Select Dividend 30 Index
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           FTSE EPRA/NAREIT Developed Index
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones Global Select Dividend Index(SM)
First Trust Global Wind Energy ETF                                              ISE Clean Edge Global Wind Energy(TM) Index
First Trust Global Engineering and Construction ETF                             ISE Global Engineering and Construction(TM) Index
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund        NASDAQ OMX(R) Clean Edge(R) Smart Grid
                                                                                   Infrastructure Index(SM)
First Trust Indxx Global Natural Resources Income ETF                           Indxx Global Natural Resources Income Index
First Trust Indxx Global Agriculture ETF                                        Indxx Global Agriculture Index
First Trust BICK Index Fund                                                     ISE BICK(TM) Index
First Trust Nasdaq Smartphone Index Fund                                        Nasdaq CTA Smartphone Index(SM)
First Trust NASDAQ Global Auto Index Fund                                       NASDAQ OMX Global Auto Index(SM)
First Trust Cloud Computing ETF                                                 ISE Cloud Computing(TM) Index
First Trust International Equity Opportunities ETF                              IPOX International Index
First Trust Nasdaq Cybersecurity ETF                                            Nasdaq CTA Cybersecurity Index(SM)


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3) closed-end fund or exchange-traded fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of March 31, 2019, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

E. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At March 31, 2019, only FAN, FLM, GRID, FTRI, FONE and CARZ had securities in the securities lending program. During the six months ended March 31, 2019, only FAN, FLM, GRID, FTRI, FONE, CARZ and SKYY participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

F. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended March 31, 2019, were received as collateral for lending securities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2018 was as follows:

                                                                                 Distributions    Distributions   Distributions
                                                                                   paid from        paid from       paid from
                                                                                    Ordinary         Capital        Return of
                                                                                     Income           Gains          Capital
                                                                               -----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                       $      22,961,086  $           --  $           --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  1,810,508              --              --
First Trust Dow Jones Global Select Dividend Index Fund                               22,052,312              --              --
First Trust Global Wind Energy ETF                                                     1,611,016              --              --
First Trust Global Engineering and Construction ETF                                      341,187              --              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 398,796              --              --
First Trust Indxx Global Natural Resources Income ETF                                    320,671              --              --
First Trust Indxx Global Agriculture ETF                                                  90,971              --              --
First Trust BICK Index Fund                                                            2,678,851              --              --
First Trust Nasdaq Smartphone Index Fund                                                 316,837              --              --
First Trust NASDAQ Global Auto Index Fund                                                458,452              --              --
First Trust Cloud Computing ETF                                                        4,648,945              --              --
First Trust International Equity Opportunities ETF                                       400,571              --              --
First Trust Nasdaq Cybersecurity ETF                                                     387,720              --              --

As of September 30, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                   Accumulated         Net
                                                                                 Undistributed     Capital and      Unrealized
                                                                                    Ordinary          Other        Appreciation
                                                                                     Income        Gain (Loss)    (Depreciation)
                                                                               -----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                       $         204,981  $  (12,805,588) $    1,279,762
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    506,337        (561,318)      2,886,691
First Trust Dow Jones Global Select Dividend Index Fund                                1,800,059     (56,418,880)       (833,330)
First Trust Global Wind Energy ETF                                                       331,505     (58,330,813)     (4,706,241)
First Trust Global Engineering and Construction ETF                                       28,083      (7,242,242)      1,398,247
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                  (7,896)     (1,384,015)        625,076
First Trust Indxx Global Natural Resources Income ETF                                     22,275     (61,284,474)        901,176
First Trust Indxx Global Agriculture ETF                                                  19,755     (19,010,611)         72,208
First Trust BICK Index Fund                                                              815,353     (11,451,439)     (8,280,092)
First Trust Nasdaq Smartphone Index Fund                                                  (4,247)       (734,447)        574,218
First Trust NASDAQ Global Auto Index Fund                                                 85,558      (2,583,438)     (2,481,139)
First Trust Cloud Computing ETF                                                              (77)     (5,702,175)    411,369,683
First Trust International Equity Opportunities ETF                                        65,701      (1,775,031)      2,464,089
First Trust Nasdaq Cybersecurity ETF                                                          --      (9,806,210)    104,550,499

H. INCOME AND OTHER TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in "Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax" on the Statements of Operations. The capital gains tax paid on securities sold, if any, is included in "Net realized gain
(loss) on foreign capital gains tax" on the Statements of Operations.

India's Finance Bill, 2018 ("Finance Bill, 2018") was enacted into law on March 29, 2018, and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018, are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004, and March 31, 2018, only if on such acquisitions Securities Transaction Tax ("STT") was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.

In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.

Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses and long-term losses can be netted against short-term gains and long-term gains, respectively.

Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund's shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of March 31, 2019, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2018, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

                                                                                 Capital Loss          Post       Total Capital
                                                                               Available through   Enactment -         Loss
                                                                                   9/30/2019      No Expiration     Available
                                                                               -----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                       $         161,155  $   12,644,433  $   12,805,588
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate
   Index Fund                                                                              1,838         559,480         561,318
First Trust Dow Jones Global Select Dividend Index Fund                                  323,583      56,095,297      56,418,880
First Trust Global Wind Energy ETF                                                     9,549,964      48,780,849      58,330,813
First Trust Global Engineering and Construction ETF                                      615,538       6,626,704       7,242,242
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure
   Index Fund                                                                                 --       1,384,015       1,384,015
First Trust Indxx Global Natural Resources Income ETF                                         --      61,284,474      61,284,474
First Trust Indxx Global Agriculture ETF                                                      --      19,010,611      19,010,611
First Trust BICK Index Fund                                                                   --      11,451,439      11,451,439
First Trust Nasdaq Smartphone Index Fund                                                      --         734,447         734,447
First Trust NASDAQ Global Auto Index Fund                                                     --       2,583,438       2,583,438
First Trust Cloud Computing ETF                                                               --       5,702,175       5,702,175
First Trust International Equity Opportunities ETF                                            --       1,775,031       1,775,031
First Trust Nasdaq Cybersecurity ETF                                                          --       9,806,210       9,806,210

During the taxable year ended September 30, 2018, the following Funds utilized capital loss carryforwards in the following amounts:

                                                                                     Capital Loss
                                                                                 Carryforward Utilized
                                                                                 ---------------------
First Trust STOXX(R) European Select Dividend Index Fund                             $ 4,489,236
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                     34,535
First Trust Dow Jones Global Select Dividend Index Fund                                4,013,289
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund               1,498,927
First Trust Indxx Global Natural Resources Income ETF                                    434,001
First Trust Indxx Global Agriculture ETF                                                 148,724
First Trust BICK Index Fund                                                              981,694
First Trust Nasdaq Smartphone Index Fund                                                 205,494
First Trust Cloud Computing ETF                                                           28,719

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day on the following fiscal year for federal income tax purposes. For the fiscal year ended September 30, 2018, the following Funds incurred and elected to defer late year ordinary or capital losses in the following amounts:

                                                                                Qualified Late Year Losses
                                                                                --------------------------
                                                                           Ordinary Losses       Capital Losses
                                                                           ---------------       --------------
First Trust NASDAQ(R) Clean Edge(R) Smart Grid
   Infrastructure Index Fund                                               $    7,896            $     --
First Trust Nasdaq Smartphone Index Fund                                        4,247                  --
First Trust Cloud Computing ETF                                                    77                  --

I. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for First Trust Indxx Global Natural Resources Income ETF, First Trust Indxx Global Agriculture ETF, First Trust BICK Index Fund, First Trust Nasdaq Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund, First Trust Cloud Computing ETF, First Trust International Equity Opportunities ETF, and First Trust Nasdaq Cybersecurity ETF (the "Unitary Fee Funds"), for which expenses other than excluded expenses (discussed in Note 3) are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                                            LICENSOR
First Trust STOXX(R) European Select Dividend Index Fund                        STOXX Limited
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           FTSE International Limited
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones & Company, Inc.
First Trust Global Wind Energy ETF                                              Nasdaq, Inc.
First Trust Global Engineering and Construction ETF                             Nasdaq, Inc.
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund        Nasdaq, Inc.
First Trust Indxx Global Natural Resources Income ETF                           Indxx, LLC
First Trust Indxx Global Agriculture ETF                                        Indxx, LLC
First Trust BICK Index Fund                                                     Nasdaq, Inc.
First Trust Nasdaq Smartphone Index Fund                                        Nasdaq, Inc.
First Trust NASDAQ Global Auto Index Fund                                       Nasdaq, Inc.
First Trust Cloud Computing ETF                                                 Nasdaq, Inc.
First Trust International Equity Opportunities ETF                              IPOX(R) Schuster LLC
First Trust Nasdaq Cybersecurity ETF                                            Nasdaq, Inc.

The respective license agreements allow for the use of each Fund's respective index and of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The Funds, except for the Unitary Fee Funds, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the Unitary Fee Funds are paid by First Trust from the unitary investment advisory fees it receives from each of these Funds.

J. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the following Unitary Fee Funds, First Trust is paid an annual unitary management fee at the specified rate of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding fee payments under the Investment Management Agreement, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage expense, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

                                                               % of Daily
                                                               Net Assets
                                                              ------------
First Trust Indxx Global Natural Resources Income ETF            0.70%
First Trust Indxx Global Agriculture ETF                         0.70%
First Trust BICK Index Fund                                      0.64%
First Trust Nasdaq Smartphone Index Fund                         0.70%
First Trust NASDAQ Global Auto Index Fund                        0.70%
First Trust Cloud Computing ETF                                  0.60%
First Trust International Equity Opportunities ETF               0.70%
First Trust Nasdaq Cybersecurity ETF                             0.60%

For the First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Global Engineering and Construction ETF and First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (such Funds, the "Expense Cap Funds"), First Trust is paid an annual management fee of 0.40% of such Fund's average daily net assets.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

For the Expense Cap Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the following amount as a percentage of average daily net assets per year (the "Expense Cap") at least through January 31, 2020.

                                                                                         Expense Cap
                                                                                        -------------
First Trust STOXX(R) European Select Dividend Index Fund                                    0.60%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                       0.60%
First Trust Dow Jones Global Select Dividend Index Fund                                     0.60%
First Trust Global Wind Energy ETF                                                          0.60%
First Trust Global Engineering and Construction ETF                                         0.70%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                    0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended March 31, 2019 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                        Fees Waived or Expenses Borne by First Trust
                                                                                    Subject to Recovery
                                                                  --------------------------------------------------------
                                           Advisory    Expense    Six Months     Year        Year     Six Months
                                             Fee        Reim-       Ended       Ended       Ended       Ended
                                           Waivers    bursements  9/30/2016   9/30/2017   9/30/2018   3/31/2019    Total
                                          ----------  ----------  ----------  ----------  ----------  ----------  --------
First Trust FTSE EPRA/NAREIT
   Developed Markets Real Estate
   Index Fund                             $   77,041  $       --  $   50,600  $   60,987  $  117,546  $   77,041  $306,174
First Trust Global Wind Energy ETF            43,377          --      40,427      93,898      71,385      43,377   249,087
First Trust Global Engineering and
   Construction ETF                           24,807       2,649      25,052      33,893      33,419      27,456   119,820
First Trust NASDAQ(R) Clean Edge(R)
   Smart Grid Infrastructure Index Fund       16,793          --      22,822      28,627      13,940      16,793    82,182

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)


                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2019, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                   Purchases          Sales
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $     69,195,356  $   69,773,496
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  1,771,657       1,602,453
First Trust Dow Jones Global Select Dividend Index Fund                              134,599,159     131,460,056
First Trust Global Wind Energy ETF                                                    13,259,478      13,691,124
First Trust Global Engineering and Construction ETF                                      852,207         869,027
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund               2,035,364       2,099,383
First Trust Indxx Global Natural Resources Income ETF                                    497,938         594,314
First Trust Indxx Global Agriculture ETF                                                 340,657         356,135
First Trust BICK Index Fund                                                           51,206,230      67,495,836
First Trust Nasdaq Smartphone Index Fund                                               3,137,679       3,364,831
First Trust NASDAQ Global Auto Index Fund                                              2,322,389       2,168,684
First Trust Cloud Computing ETF                                                       89,881,189      96,709,966
First Trust International Equity Opportunities ETF                                     8,614,274       7,803,788
First Trust Nasdaq Cybersecurity ETF                                                 237,717,016     241,403,890

For the six months ended March 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                   Purchases          Sales
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $     19,790,314  $  112,283,032
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  2,079,492              --
First Trust Dow Jones Global Select Dividend Index Fund                              141,708,563      93,288,084
First Trust Global Wind Energy ETF                                                     3,157,329      12,615,210
First Trust Global Engineering and Construction ETF                                           --              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                      --       3,917,156
First Trust Indxx Global Natural Resources Income ETF                                         --              --
First Trust Indxx Global Agriculture ETF                                                      --              --
First Trust BICK Index Fund                                                            7,829,022      31,395,608
First Trust Nasdaq Smartphone Index Fund                                                      --       1,829,111
First Trust NASDAQ Global Auto Index Fund                                              5,919,330       3,134,237
First Trust Cloud Computing ETF                                                      382,738,753     344,324,308
First Trust International Equity Opportunities ETF                                     2,303,926       6,062,872
First Trust Nasdaq Cybersecurity ETF                                                 139,805,924     158,315,251


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees are as follows:

                                                                                    Creation        Redemption
                                                                                  Transaction      Transaction
                                                                                      Fees             Fees
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $            500  $          500
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                      4,500           4,500
First Trust Dow Jones Global Select Dividend Index Fund                                    2,000           2,000
First Trust Global Wind Energy ETF                                                         1,000           1,000
First Trust Global Engineering and Construction ETF                                        1,500           1,500
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                     500             500
First Trust Indxx Global Natural Resources Income ETF                                      2,000           2,000
First Trust Indxx Global Agriculture ETF                                                   2,000           2,000
First Trust BICK Index Fund                                                                2,500           2,500
First Trust Nasdaq Smartphone Index Fund                                                   1,000           1,000
First Trust NASDAQ Global Auto Index Fund                                                  1,000           1,000
First Trust Cloud Computing ETF                                                              500             500
First Trust International Equity Opportunities ETF                                         1,000           1,000
First Trust Nasdaq Cybersecurity ETF                                                         500             500


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2020.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were the following subsequent events:

On March 13, 2019, the Board of Trustees of First Trust Heitman Global Prime Real Estate ETF (NYSE Arca: PRME) and First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (NYSE Arca: FFR) approved the merger of PRME into FFR. FFR will be the surviving fund. Under the terms of the proposed transaction, which is expected to be tax free, the assets of PRME would be transferred to, and the liabilities of PRME would be assumed by, FFR, and shareholders of PRME would receive shares of FFR with a value equal to the aggregate net asset value of the PRME shares held by them. It is currently expected that the transaction will be consummated later this year, subject to requisite shareholder approval of PRME and satisfaction of applicable regulatory requirements and approvals and customary closing conditions. There is no

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

assurance when or whether such approvals, or any other approvals required for the transaction, will be obtained. More information on the proposed transaction will be contained in registration statement/proxy materials that will be filed with the SEC. Upon completion of the proposed transaction, the investment objectives and strategies of FFR will remain unchanged.

On or around May 29, 2019, the new investment objective for the First Trust Nasdaq Smartphone Index Fund will be to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Indxx 5G & NextG Thematic Index (the "New Index"). The New Index is expected to be composed of up to 100 securities issued by companies that have devoted, or have committed to devote, material resources to the research, development and application of fifth generation (5G) and next generation cellular technologies. In addition, the Fund will change its name to First Trust Indxx NextG ETF. The Fund will continue to list and trade its shares on Nasdaq but will change its ticker symbol to "NXTG." When these changes are effective, the Fund's shares will also trade under a new CUSIP number.

On or about June 24, 2019, the index which First Trust Cloud Computing ETF seeks to track will change its name from "ISE Cloud Computing(TM) Index" to "ISE CTA Cloud Computing Index(TM)" (the "Index"). The Index is designed to provide a benchmark for investors interested in tracking companies involved in the cloud computing industry. The cloud computing industry is a group of companies that offers internet and technology products, services, support and applications delivered via the Internet. In addition, securities included in the Index must have a minimum capitalization of $500 million.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

        NOT FDIC INSURED        NOT BANK GUARANTEED      MAY LOSE VALUE

FIRST TRUST

First Trust Exchange-Traded Fund II


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund II
--------------------------------------------------------------------------------
        Book 2


First Trust IPOX(R) Europe Equity Opportunities ETF (FPXE)

First Trust Dow Jones International Internet ETF (FDNI)


----------------------
  Semi-Annual Report
 For the Period Ended
    March 31, 2019
----------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2019

Shareholder Letter ......................................................................   2
Market Overview .........................................................................   3
Fund Performance Overview
      First Trust IPOX(R) Europe Equity Opportunities ETF (FPXE) ........................   4
      First Trust Dow Jones International Internet ETF (FDNI) ...........................   6
Notes to Fund Performance Overview ......................................................   8
Understanding Your Fund Expenses ........................................................   9
Portfolio of Investments
      First Trust IPOX(R) Europe Equity Opportunities ETF (FPXE) ........................  10
      First Trust Dow Jones International Internet ETF (FDNI) ...........................  12
Statements of Assets and Liabilities ....................................................  14
Statements of Operations ................................................................  15
Statements of Changes in Net Assets .....................................................  16
Financial Highlights ....................................................................  17
Notes to Financial Statements ...........................................................  18
Additional Information ..................................................................  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund II (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 MARCH 31, 2019


Dear Shareholders,

First Trust is pleased to provide you with the semi-annual report for certain series of the First Trust Exchange-Traded Fund II (the "Funds"), which contains detailed information about the Funds since their respective inception on October 4, 2018, for First Trust IPOX(R) Europe Equity Opportunities ETF, and November 5, 2018, for First Trust Dow Jones International Internet ETF, to March 31, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.

Market volatility was the norm over the last six months. At the close of the third quarter in September 2018, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the Dow Jones Industrial Average (the "DJIA") and the S&P 500(R) Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global markets and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 4.98% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 7.96%. However, as November ended, the DJIA climbed 617 points (2.49%) to its biggest one-day gain in eight months. The MSCI EAFE Index ended November down slightly. December held its own shocks as it became the worst December for stocks since the Great Depression. The DJIA and MSCI EAFE Index ended December with year-to-date returns of -3.48% and -13.79%, respectively. For the first time in nine years, the S&P 500(R) Index posted a negative return in 2018, down 4.38%. During the fourth quarter of 2018, international equities outperformed U.S. equities. Emerging markets, which suffered throughout most of 2018, dropped 7.50% in the fourth quarter, yet still managed to outperform the U.S. and developed markets by over 500 basis points. Municipal securities ended 2018 with a solid gain of 1.69% in the fourth quarter, which saw a distinct return of volatility in both bond and equity markets. An interest rate rally in the last two months of the fourth quarter led to solid gains for municipal securities.

As 2019 began, investors wondered if the volatility of 2018 would continue. For the month of January, the DJIA rose steadily, ending the month up 7.29% from December's low. The MSCI EAFE Index also trended upward, ending January up 6.57%. At the end of the first quarter, both the DJIA and the MSCI EAFE Index were up 11.81% and 10.15%, respectively. Municipal securities were steady at 1.57% at the end of the first quarter.

The Federal Reserve (the "Fed") raised interest rates in September 2018 and again in December 2018 to a target range of 2.25-2.50%, for a total of four increases in 2018. The Fed had been expected to raise interest rates again in 2019, but they signaled in January that they would take a "patient" approach to interest rate increases. No interest rate increases are expected in 2019.

While trade tensions have had an impact on markets around the world and could continue to do so in the future, our First Trust economists believe that the long-term impact of U.S. tariffs will be to encourage countries to talk about more equal trade. We continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2019

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.

STATE OF THE GLOBAL ECONOMY

A semi-annual survey conducted by the National Association for Business Economics found that approximately 75% of its member panelists expect an economic recession in the U.S. by the end of 2021, according to its own release. While only 10% of those polled believe a recession will occur in 2019, 42% see it happening in 2020 and 25% expect one in 2021. The remaining members either expressed no opinion or said that the next recession will arrive after 2021. If the U.S. economy continues to grow over the next two quarters, as we are forecasting, the current U.S. expansion that commenced in July 2009 will become the longest in U.S. history, supplanting the previous record from 1991-2001, according to Business Insider. In our opinion, we see no threat of a recession in the current climate.

The U.S. economy could benefit moving forward from the repatriation of overseas profits. The passage of the "Tax Cuts and Jobs Act of 2017" in December 2017 reduced the tax rate on repatriated foreign profits to 15.5% for cash holdings and 8.0% for more illiquid assets. Data from the Commerce Department indicates that U.S. companies repatriated $85.9 billion in the fourth quarter of 2018 (most recent), according to Reuters. In 2018, U.S. companies repatriated a record $664.9 billion, more than four times the $155.1 billion brought back in 2017 and more than double the previous record in 2005. Investment banks and think tanks estimate that U.S. companies have offshore cash holdings totaling $1.5 trillion to $2.5 trillion, according to Bloomberg. That is a lot of potential dry powder that can be used by companies in any number of ways, be it growth opportunities, including acquisitions, or enhancing shareholder value via stock buybacks and dividends, in our opinion.

Just a little over a year ago, on March 8, 2018, the Trump administration enacted new trade tariffs on steel and aluminum imports from the United States' biggest trading partners. As a result, a serious trade battle ensued between the U.S. and China, the two largest economies on the globe. While the two countries have been in the process of negotiating a new trade agreement for several months, one has yet to be reached. Some economists, as well as the International Monetary Fund, have trimmed their global growth estimates in recent months due largely to the uncertainty over the near-term outlook on global trade. We believe that a new trade agreement between the U.S. and China would be paramount to fostering a more robust trade climate moving forward, which in turn could boost estimates on global growth.

GLOBAL EQUITIES MARKETS

For the six-month period ended March 31, 2019, the MSCI World ex USA and MSCI Emerging Markets indices posted total returns of -3.67% (USD) and 1.71% (USD), respectively, according to Bloomberg. Over that same period, the U.S. dollar appreciated 2.26% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). The stronger U.S. dollar provided a drag on the performance of the two foreign stock indices, in our opinion. With respect to U.S. equities, the S&P 500(R) Index posted a total return of -1.72% during the same period. Only three of the 11 sectors were up on a total return basis. The top-performers were Real Estate, Utilities and Consumer Staples, up 13.03%, 12.35% and 6.17%, respectively, while the worst results came from Energy and Financials, down 11.26% and 5.67%, respectively.

Investors funneled an estimated net $66.66 billion into U.S. Equity mutual funds and exchange-traded funds (ETFs) for the 12-month period ended March 31, 2019, more than double the $24.42 billion that went into International Equity mutual funds and ETFs, according to Morningstar. Investors continue to favor passive funds over active funds in a big way. Passive U.S. Equity mutual funds and ETFs reported estimated net inflows totaling $217.16 billion in the period, compared to estimated net outflows totaling $150.50 billion. Active International Equity mutual funds and ETFs reported estimated net inflows totaling $94.56 billion, compared to estimated net outflows totaling $70.14 billion.

ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds/exchange-traded products (ETFs/ETPs) listed globally reached a record $5.40 trillion in March 2019, up 2.86% from $5.25 trillion at the close of September 2018, according to its own releases. March marked the 62nd consecutive month of net new cash inflows into ETFs/ETPs listed globally.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST IPOX(R) EUROPE EQUITY OPPORTUNITIES ETF (FPXE)

The First Trust IPOX(R) Europe Equity Opportunities ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R) 100 Europe Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FPXE." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             CUMULATIVE
                                                                                                            TOTAL RETURNS
                                                                                                              Inception
                                                                                                              (10/4/18)
                                                                                                             to 3/31/19
FUND PERFORMANCE
NAV                                                                                                            -2.85%
Market Price                                                                                                   -2.65%

INDEX PERFORMANCE
IPOX(R) 100 Europe Index                                                                                       -2.31%
MSCI Europe Index                                                                                              -1.64%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 8.)

-----------------------------
IPOX(R) is an international trademark of IPOX(R) Schuster LLC used under license. Initial Public Offerings Indexes (IPOX) and IPOX Derivatives, Pat. No. 7,698,197. The Fund is based on the IPOX(R) index and is not sponsored, endorsed, sold or promoted by IPOX(R) Schuster LLC, and IPOX(R) Schuster LLC makes no representation regarding the advisability of trading in such product(s).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST IPOX(R) EUROPE EQUITY OPPORTUNITIES ETF (FPXE) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Health Care                                  19.23%
Financials                                   16.42
Industrials                                  13.90
Information Technology                       13.79
Consumer Discretionary                       12.07
Utilities                                     8.10
Real Estate                                   7.43
Communication Services                        6.31
Materials                                     2.17
Energy                                        0.58
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Novartis AG                                  10.52%
Siemens Healthineers AG                       5.72
Orsted A/S                                    5.47
Vonovia SE                                    4.61
Ferrari N.V.                                  4.49
Aena SME S.A.                                 3.70
Atlassian Corp. PLC, Class A                  3.70
Adyen N.V.                                    3.16
ABN AMRO Group N.V.                           2.91
Knorr-Bremse AG                               2.20
                                            ------
     Total                                   46.48%
                                            ======


                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        OCTOBER 4, 2018 - MARCH 31, 2019

           First Trust IPOX(R) Europe     IPOX(R) 100      MSCI Europe
           Equity Opportunities ETF       Europe Index     Index
           --------------------------     ------------     -----------
10/4/18    $10,000                        $10,000          $10,000
3/31/19      9,715                          9,769            9,836

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 5, 2018 (commencement of trading) through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/5/18 - 3/31/19         93          5          0          0            19          3          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNATIONAL INTERNET ETF (FDNI)

The First Trust Dow Jones International Internet ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones International Internet Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FDNI." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             CUMULATIVE
                                                                                                            TOTAL RETURNS
                                                                                                              Inception
                                                                                                              (11/5/18)
                                                                                                             to 3/31/19
FUND PERFORMANCE
NAV                                                                                                            12.75%
Market Price                                                                                                   12.80%

INDEX PERFORMANCE
Dow Jones International Internet Index                                                                         13.18%
MSCI All Country World ex-USA Information Technology Index                                                      8.77%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 8.)

-----------------------------
The Index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI"), and has been licensed for use by First Trust. Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones(R) is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNATIONAL INTERNET ETF (FDNI) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Communication Services                       51.18%
Consumer Discretionary                       32.35
Information Technology                       14.75
Health Care                                   1.72
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Tencent Holdings Ltd.                         9.83%
Alibaba Group Holding Ltd., ADR               9.75
Baidu, Inc., ADR                              9.53
JD.com, Inc., ADR                             6.11
Shopify, Inc., Class A                        5.00
Adyen N.V.                                    4.46
NetEase, Inc., ADR                            4.39
Ctrip.com International Ltd., ADR             4.13
NAVER Corp.                                   3.96
Atlassian Corp. PLC, Class A                  3.12
                                            ------
     Total                                   60.28%
                                            ======


                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      NOVEMBER 5, 2018 - MARCH 31, 2019

            First Trust Dow Jones         Dow Jones International    MSCI All Country World ex-USA
            International Internet ETF    Internet Index             Information Technology Index
            --------------------------    -----------------------    -----------------------------
11/5/18     $10,000                       $10,000                    $10,000
3/31/19      11,275                        11,318                     10,877

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 6, 2018 (commencement of trading) through March 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
11/6/18 - 3/31/19         55         13          0          0            30          0          0          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND II

UNDERSTANDING YOUR FUND EXPENSES
MARCH 31, 2019 (UNAUDITED)

As a shareholder of First Trust IPOX(R) Europe Equity Opportunities ETF or First Trust Dow Jones International Internet ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended March 31, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             ANNUALIZED          EXPENSES PAID
                                                                                           EXPENSE RATIO       DURING THE PERIOD
                                                    BEGINNING              ENDING           BASED ON THE      OCTOBER 4, 2018 (a)
                                                  ACCOUNT VALUE        ACCOUNT VALUE       NUMBER OF DAYS              TO
                                               OCTOBER 4, 2018 (a)     MARCH 31, 2019      IN THE PERIOD       MARCH 31, 2019 (b)
----------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST IPOX(R) EUROPE EQUITY OPPORTUNITIES ETF (FPXE)
Actual                                             $1,000.00             $  971.50             0.70%                 $3.38
Hypothetical (5% return before expenses)           $1,000.00             $1,021.44             0.70%                 $3.53

(a)   Inception date.

(b) Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (October 4, 2018 through March 31, 2019), multiplied by 179/365. Hypothetical expenses are assumed for the most recent six-month period.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                             ANNUALIZED          EXPENSES PAID
                                                                                           EXPENSE RATIO       DURING THE PERIOD
                                                   BEGINNING               ENDING           BASED ON THE      NOVEMBER 5, 2018 (a)
                                                 ACCOUNT VALUE         ACCOUNT VALUE       NUMBER OF DAYS              TO
                                              NOVEMBER 5, 2018 (a)     MARCH 31, 2019      IN THE PERIOD       MARCH 31, 2019 (b)
----------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES INTERNATIONAL INTERNET ETF (FDNI)
Actual                                             $1,000.00             $1,127.50             0.65%                 $2.78
Hypothetical (5% return before expenses)           $1,000.00             $1,021.69             0.65%                 $3.28

(a)   Inception date.

(b) Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (November 5, 2018 through March 31, 2019), multiplied by 147/365. Hypothetical expenses are assumed for the most recent six-month period.

FIRST TRUST IPOX(R) EUROPE EQUITY OPPORTUNITIES ETF (FPXE)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.9%
             AUSTRIA -- 0.6%
         262 BAWAG Group AG (b)                $       11,562
                                               --------------
             CAYMAN ISLANDS -- 1.2%
         784 Farfetch Ltd., Class A (c)                21,098
         288 Opera Ltd., ADR (c)                        1,892
                                               --------------
                                                       22,990
                                               --------------
             DENMARK -- 6.5%
         121 Ascendis Pharma A/S, ADR (c)              14,242
         131 Netcompany Group A/S (b) (c)               4,690
       1,375 Orsted A/S (b)                           104,209
                                               --------------
                                                      123,141
                                               --------------
             FINLAND -- 0.9%
         346 DNA OYJ                                    7,173
         392 Valmet OYJ                                 9,920
                                               --------------
                                                       17,093
                                               --------------
             FRANCE -- 4.6%
       1,057 ALD S.A. (b)                              14,762
         528 Amundi S.A. (b)                           33,227
         121 Gaztransport Et Technigaz S.A.            11,008
         478 Worldline S.A. (b) (c)                    28,311
                                               --------------
                                                       87,308
                                               --------------
             GERMANY -- 20.5%
         383 Covestro AG (b)                           21,061
         491 Delivery Hero SE (b) (c)                  17,735
         523 DWS Group GmbH & Co.
                KGaA (b) (c)                           18,187
         460 Hapag-Lloyd AG (b)                        14,552
         422 Knorr-Bremse AG (c)                       41,908
         333 MorphoSys AG, ADR (c)                      7,559
         399 Rocket Internet SE (b) (c)                10,115
         281 Scout24 AG (b)                            14,550
       2,616 Siemens Healthineers AG (b)              109,017
          78 Siltronic AG                               6,881
         271 TLG Immobilien AG                          8,159
         957 Uniper SE                                 28,867
         125 Varta AG (c)                               5,334
       1,694 Vonovia SE                                87,830
                                               --------------
                                                      391,755
                                               --------------
             IRELAND -- 2.1%
       5,326 AIB Group PLC                             23,910
         580 nVent Electric PLC                        15,648
                                               --------------
                                                       39,558
                                               --------------
             ISRAEL -- 0.7%
         118 CyberArk Software Ltd. (c)                14,048
                                               --------------
             ITALY -- 6.8%
          50 Bio On S.p.A. (c)                          3,096
       1,420 Enav S.p.A. (b)                            7,738
       4,434 Fincantieri S.p.A.                         5,451
       1,592 FinecoBank Banca Fineco S.p.A.            20,939
       1,572 Infrastrutture Wireless Italiane
                S.p.A. (b)                             14,054


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ITALY (CONTINUED)
       2,646 Italgas S.p.A.                    $       16,337
       1,962 Pirelli & C S.p.A. (b) (c)                12,629
       4,271 Poste Italiane S.p.A. (b)                 41,548
         658 Technogym S.p.A. (b)                       8,097
                                               --------------
                                                      129,889
                                               --------------
             JERSEY ISLAND -- 1.9%
         158 Mimecast Ltd. (c)                          7,481
         373 Novocure Ltd. (c)                         17,967
         268 Wizz Air Holdings PLC (b) (c)             10,507
                                               --------------
                                                       35,955
                                               --------------
             LUXEMBOURG -- 1.1%
         115 ADO Properties S.A. (b)                    6,534
          94 Globant S.A. (c)                           6,712
         233 Shurgard Self Storage S.A. (c)             7,693
                                               --------------
                                                       20,939
                                               --------------
             NETHERLANDS -- 18.0%
       2,459 ABN AMRO Group N.V. (b)                   55,444
          77 Adyen N.V. (b) (c)                        60,290
          99 Argenx SE, ADR (c)                        12,359
         461 ASR Nederland N.V.                        19,186
         143 Basic-Fit N.V. (b) (c)                     4,812
         187 Elastic N.V. (c)                          14,936
         183 Euronext N.V. (b)                         11,598
         639 Ferrari N.V.                              85,658
         138 IMCD N.V.                                 10,503
         235 Intertrust N.V. (b)                        4,429
         209 Koninklijke Volkerwessels N.V.             4,309
         387 NIBC Holding N.V. (b)                      3,544
         892 NN Group N.V.                             37,053
         336 Signify N.V. (b)                           8,989
         135 Takeaway.com N.V. (b) (c)                 10,252
                                               --------------
                                                      343,362
                                               --------------
             NORWAY -- 0.8%
       1,523 Elkem ASA (b) (c)                          5,396
         481 Entra ASA (b)                              7,261
         280 Sbanken ASA (b)                            2,542
                                               --------------
                                                       15,199
                                               --------------
             SPAIN -- 6.8%
         392 Aena SME S.A. (b)                         70,576
         758 Cellnex Telecom S.A. (b)                  22,244
         468 Euskaltel S.A. (b)                         4,360
       1,508 Gestamp Automocion S.A. (b)                8,703
       1,229 Merlin Properties Socimi S.A.             16,082
       3,931 Prosegur Cash S.A. (b)                     8,678
                                               --------------
                                                      130,643
                                               --------------
             SWEDEN -- 4.7%
         662 Bravida Holding AB (b)                     5,835
          94 Evolution Gaming Group AB (b)              7,406
         549 Hemfosa Fastigheter AB                     4,816
         238 Lifco AB, Class B                          9,702
         549 Nyfosa AB (c)                              3,289
         439 Pandox AB                                  7,857
         277 Paradox Interactive AB                     4,290


Page 10                 See Notes to Financial Statements

FIRST TRUST IPOX(R) EUROPE EQUITY OPPORTUNITIES ETF (FPXE)

MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SWEDEN (CONTINUED)
         524 Resurs Holding AB (b)             $        3,246
       2,257 Tele2 AB, Class B                         30,066
         315 THQ Nordic AB (c)                          7,030
         270 Thule Group AB (b)                         6,099
                                               --------------
                                                       89,636
                                               --------------
             SWITZERLAND -- 11.6%
         137 CRISPR Therapeutics AG (c)                 4,894
       2,085 Novartis AG                              200,554
         837 SIG Combibloc Group AG (c)                 8,574
          78 VAT Group AG (b)                           8,201
                                               --------------
                                                      222,223
                                               --------------
             UNITED KINGDOM -- 11.1%
       1,334 AJ Bell PLC (c)                            5,595
         263 Atlantica Yield PLC                        5,118
         627 Atlassian Corp. PLC, Class A (c)          70,468
       2,443 Auto Trader Group PLC (b)                 16,597
       2,500 Avast PLC (b) (c)                          9,225
       2,055 BCA Marketplace PLC                        5,289
         199 Blue Prism Group PLC (c)                   4,297
       1,179 Countryside Properties PLC (b)             4,988
       3,746 CYBG PLC                                   9,685
       1,071 Ibstock PLC (b)                            3,345
         868 IntegraFin Holdings PLC                    3,957
       1,608 John Laing Group PLC (b)                   7,958
       1,078 Micro Focus International PLC             28,032
       6,220 Quilter PLC (b)                           11,896
         520 Softcat PLC                                5,621
       1,527 SSP Group PLC                             13,769
       3,315 Vivo Energy PLC (b)                        5,540
                                               --------------
                                                      211,380
                                               --------------
             TOTAL INVESTMENTS -- 99.9%             1,906,681
             (Cost $1,827,617) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                     2,128
                                               --------------
             NET ASSETS -- 100.0%              $    1,908,809
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $148,674 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $69,610. The net unrealized appreciation was $79,064.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    1,906,681  $           --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Euro                                                58.5%
Swiss Franc                                         11.4
United States Dollar                                11.2
British Pound Sterling                               7.7
Danish Krone                                         5.7
Swedish Krona                                        4.7
Norwegian Krone                                      0.8
                                                   ------
     Total                                         100.0%
                                                   ======


                        See Notes to Financial Statements                Page 11

FIRST TRUST DOW JONES INTERNATIONAL INTERNET ETF (FDNI)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2019 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.7%
             CANADA -- 5.9%
         805 Shopify, Inc., Class A (b)        $      166,174
       1,796 Stars Group (The), Inc. (b)               31,395
                                               --------------
                                                      197,569
                                               --------------
             CAYMAN ISLANDS -- 50.5%
         738 58.com, Inc., ADR (b)                     48,472
       1,774 Alibaba Group Holding Ltd.,
                ADR (b)                               323,666
         454 Autohome, Inc., ADR (b)                   47,724
       1,919 Baidu, Inc., ADR (b)                     316,347
       3,136 Ctrip.com International Ltd.,
                ADR (b)                               137,012
       6,728 JD.com, Inc., ADR (b)                    202,849
       1,136 Momo, Inc., ADR (b)                       43,441
         604 NetEase, Inc., ADR                       145,836
         517 SINA Corp. (b)                            30,627
       7,100 Tencent Holdings Ltd.                    326,512
       3,444 Vipshop Holdings Ltd., ADR (b)            27,655
         519 Weibo Corp., ADR (b)                      32,173
                                               --------------
                                                    1,682,314
                                               --------------
             GERMANY -- 4.7%
         947 Delivery Hero SE (b) (c)                  34,206
         884 Scout24 AG (c)                            45,774
       1,028 United Internet AG                        37,513
         988 Zalando SE (b) (c)                        38,513
                                               --------------
                                                      156,006
                                               --------------
             ISLE OF MAN -- 1.0%
       4,752 GVC Holdings PLC                          34,598
                                               --------------
             ISRAEL -- 1.3%
         346 Wix.com Ltd. (b)                          41,807
                                               --------------
             JAPAN -- 7.2%
         800 CyberAgent, Inc.                          32,590
       3,400 M3, Inc.                                  56,968
       3,700 Nexon Co., Ltd. (b)                       57,889
       6,700 Rakuten, Inc.                             63,355
       1,600 ZOZO, Inc.                                30,115
                                               --------------
                                                      240,917
                                               --------------
             LUXEMBOURG -- 1.9%
         461 Spotify Technology S.A. (b)               63,987
                                               --------------
             MALTA -- 0.6%
       1,876 Kindred Group PLC                         18,786
                                               --------------
             NETHERLANDS -- 6.5%
         189 Adyen N.V. (b) (c)                       147,984
       1,957 Yandex N.V., Class A (b)                  67,203
                                               --------------
                                                      215,187
                                               --------------
             NEW ZEALAND -- 0.9%
         876 Xero Ltd. (b)                             30,261
                                               --------------
             NORWAY -- 0.8%
         657 Schibsted ASA, Class A                    25,793
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOUTH KOREA -- 8.3%
         500 Kakao Corp.                       $       45,591
       1,205 NAVER Corp.                              131,636
         142 NCSoft Corp.                              62,049
         329 Netmarble Corp. (b) (c)                   36,230
                                               --------------
                                                      275,506
                                               --------------
             UNITED KINGDOM -- 10.1%
         922 Atlassian Corp. PLC, Class A (b)         103,624
       7,718 Auto Trader Group PLC (c)                 52,433
       4,824 Just Eat PLC (b)                          47,186
       4,756 Ocado Group PLC (b)                       84,895
       7,479 Rightmove PLC                             49,679
                                               --------------
                                                      337,817
                                               --------------
             TOTAL INVESTMENTS -- 99.7%             3,320,548
             (Cost $3,089,837) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                     9,724
                                               --------------
             NET ASSETS -- 100.0%              $    3,330,272
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of March 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $284,262 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $53,551. The net unrealized appreciation was $230,711.

ADR   - American Depositary Receipt


Page 12                 See Notes to Financial Statements

FIRST TRUST DOW JONES INTERNATIONAL INTERNET ETF (FDNI)

MARCH 31, 2019 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         LEVEL 1         LEVEL 2         LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    3,320,548  $           --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                49.2%
Hong Kong Dollar                                     9.8
Euro                                                 9.1
South Korean Won                                     8.3
British Pound Sterling                               8.1
Japanese Yen                                         7.3
Canadian Dollar                                      5.9
Australian Dollar                                    0.9
Norwegian Krone                                      0.8
Swedish Krona                                        0.6
                                                   ------
     Total                                         100.0%
                                                   ======


                        See Notes to Financial Statements                Page 13

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2019 (UNAUDITED)

                                                                              FIRST TRUST                 FIRST TRUST
                                                                             IPOX(R) EUROPE                DOW JONES
                                                                                 EQUITY                  INTERNATIONAL
                                                                           OPPORTUNITIES ETF              INTERNET ETF
                                                                                 (FPXE)                      (FDNI)
                                                                         ----------------------      ----------------------
ASSETS:
ASSETS:
Investments, at value .................................................     $      1,906,681            $      3,320,548
Cash ..................................................................                   17                       9,051
Foreign currency, at value ............................................                   91                          --
Receivables:
   Dividends ..........................................................                1,621                       2,510
   Reclaims ...........................................................                1,527                          16
                                                                            ----------------            ----------------
   Total Assets .......................................................            1,909,937                   3,332,125
                                                                            ----------------            ----------------
LIABILITIES:
Investment advisory fees payable ......................................                1,128                       1,853
                                                                            ----------------            ----------------
   Total Liabilities ..................................................                1,128                       1,853
                                                                            ----------------            ----------------
NET ASSETS ............................................................     $      1,908,809            $      3,330,272
                                                                            ================            ================

NET ASSETS CONSIST OF:
Paid-in capital .......................................................     $      1,968,757            $      2,934,663
Par value .............................................................                1,000                       1,500
Accumulated distributable earnings (loss) .............................              (60,948)                    394,109
                                                                            ----------------            ----------------
NET ASSETS ............................................................     $      1,908,809            $      3,330,272
                                                                            ================            ================

NET ASSET VALUE, per share ............................................     $          19.09            $          22.20
                                                                            ================            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share) .............................              100,002                     150,002
                                                                            ================            ================
Investments, at cost ..................................................     $      1,827,617            $      3,089,837
                                                                            ================            ================
Foreign currency, at cost (proceeds) ..................................     $             91            $             --
                                                                            ================            ================


Page 14                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2019 (a) (UNAUDITED)

                                                                              FIRST TRUST                 FIRST TRUST
                                                                             IPOX(R) EUROPE                DOW JONES
                                                                                 EQUITY                  INTERNATIONAL
                                                                           OPPORTUNITIES ETF              INTERNET ETF
                                                                                 (FPXE)                      (FDNI)
                                                                         ----------------------      ----------------------
INVESTMENT INCOME:
Dividends .............................................................     $         13,523            $          3,824
Foreign withholding tax ...............................................               (1,619)                       (290)
                                                                            ----------------            ----------------
   Total investment income ............................................               11,904                       3,534

                                                                            ----------------            ----------------
EXPENSES:
Investment advisory fees ..............................................                6,137                       7,203
                                                                            ----------------            ----------------
   Total expenses .....................................................                6,137                       7,203
                                                                            ----------------            ----------------
NET INVESTMENT INCOME (LOSS)...........................................                5,767                     (3,669)
                                                                            ----------------            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................             (140,735)                    (47,329)
   In-kind redemptions ................................................                   --                     215,945
   Foreign currency transactions ......................................                 (177)                     (1,525)
                                                                            ----------------            ----------------
Net realized gain (loss) ..............................................             (140,912)                    167,091
                                                                            ----------------            ----------------

Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................               79,064                     230,711
   Foreign currency translation .......................................                   (7)                        (24)
                                                                            ----------------            ----------------
Net change in unrealized appreciation (depreciation) ..................               79,057                     230,687
                                                                            ----------------            ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ...............................              (61,855)                    397,778
                                                                            ----------------            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................................     $        (56,088)           $        394,109
                                                                            ================            ================

(a) Inception dates for FPXE and FDNI are October 4, 2018 and November 5, 2018, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.


                        See Notes to Financial Statements                Page 15

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FIRST TRUST                 FIRST TRUST
                                                                                    IPOX(R) EUROPE                DOW JONES
                                                                                        EQUITY                  INTERNATIONAL
                                                                                  OPPORTUNITIES ETF              INTERNET ETF
                                                                                        (FPXE)                      (FDNI)
                                                                                ----------------------      ----------------------
                                                                                     Period Ended                Period Ended
                                                                                    3/31/2019 (a)               3/31/2019 (a)
                                                                                     (Unaudited)                 (Unaudited)
                                                                                  ------------------          ------------------
OPERATIONS:
Net investment income (loss)...................................................   $            5,767          $           (3,669)
Net realized gain (loss).......................................................             (140,912)                    167,091
Net change in unrealized appreciation (depreciation)...........................               79,057                     230,687
                                                                                  ------------------          ------------------
Net increase (decrease) in net assets resulting
   from operations.............................................................              (56,088)                    394,109
                                                                                  ------------------          ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..........................................................               (4,860)                         --
                                                                                  ------------------          ------------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold......................................................            1,969,757                   4,028,628
Cost of shares redeemed........................................................                   --                  (1,092,465)
                                                                                  ------------------          ------------------
Net increase (decrease) in net assets resulting
   from shareholder transactions...............................................            1,969,757                   2,936,163
                                                                                  ------------------          ------------------
Total increase (decrease) in net assets........................................            1,908,809                   3,330,272
                                                                                  ------------------          ------------------

NET ASSETS:
Beginning of period............................................................                   --                          --
                                                                                  ------------------          ------------------
End of period..................................................................   $        1,908,809          $        3,330,272
                                                                                  ==================          ==================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period........................................                   --                          --
Shares sold....................................................................              100,002                     200,002
Shares redeemed................................................................                   --                     (50,000)
                                                                                  ------------------          ------------------
Shares outstanding, end of period..............................................              100,002                     150,002
                                                                                  ==================          ==================

(a) Inception dates for FPXE and FDNI are October 4, 2018 and November 5, 2018, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.


Page 16                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST IPOX(R) EUROPE EQUITY OPPORTUNITIES ETF (FPXE)

                                         PERIOD ENDED
                                         3/31/2019 (a)
                                         (UNAUDITED)
                                         ------------
Net asset value, beginning of period      $    19.70
                                          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.06
Net realized and unrealized gain (loss)        (0.62)
                                          ----------
Total from investment operations               (0.56)
                                          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.05)
                                          ----------
Net asset value, end of period            $    19.09
                                          ==========
TOTAL RETURN (b)                               (2.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $    1,909

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.70% (c)
Ratio of net investment income (loss) to
   average net assets                           0.66% (c)
Portfolio turnover rate (d)                       35%


FIRST TRUST DOW JONES INTERNATIONAL INTERNET ETF (FDNI)

                                         PERIOD ENDED
                                         3/31/2019 (a)
                                         (UNAUDITED)
                                         ------------
Net asset value, beginning of period      $    19.69
                                          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   (0.02)
Net realized and unrealized gain (loss)         2.53
                                          ----------
Total from investment operations                2.51
                                          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             --
                                          ----------
Net asset value, end of period            $    22.20
                                          ==========
TOTAL RETURN (b)                                12.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $    3,330

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                       0.65% (c)
Ratio of net investment income (loss) to
   average net assets                          (0.33)% (c)
Portfolio turnover rate (d)                       21%


(a) Inception dates for FPXE and FDNI are October 4, 2018 and November 5, 2018, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)


                                1. ORGANIZATION

First Trust Exchange-Traded Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of sixteen exchange-traded funds. This report covers the two funds listed below:

   First Trust IPOX(R) Europe Equity Opportunities ETF - (The Nasdaq Stock
      Market LLC ("Nasdaq") ticker "FPXE")(1)
   First Trust Dow Jones International Internet ETF - (Nasdaq ticker "FDNI")(1)

(1) FPXE and FDNI commenced investment operations on October 4, 2018 and November 5, 2018, respectively.

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                            INDEX
First Trust IPOX(R) Europe Equity Opportunities ETF                             IPOX(R) 100 Europe Index
First Trust Dow Jones International Internet ETF                                Dow Jones International Internet Index


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3) closed-end fund or exchange-traded fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of March 31, 2019, is included with each Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

C. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

E. INCOME TAXES

Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of March 31, 2019, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day on the following fiscal year for federal income tax purposes.

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                                            LICENSOR
First Trust IPOX(R) Europe Equity Opportunities ETF                             IPOX(R) Schuster LLC
First Trust Dow Jones International Internet ETF                                S&P Dow Jones Indices LLC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

The respective license agreements allow for the use of each Fund's respective index and of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The Funds' licensing fees are paid by First Trust from the unitary investment advisory fees it receives from each of the Funds.

G. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Funds' assets and is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. FPXE and FDNI have each agreed to pay First Trust an annual unitary management fee equal to 0.70% and 0.65% of its average daily net assets, respectively.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended March 31, 2019, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                   Purchases          Sales
                                                                                ----------------  --------------
First Trust IPOX(R) Europe Equity Opportunities ETF                               $      637,256  $      631,162
First Trust Dow Jones International Internet ETF                                       1,040,338         559,281

For the fiscal period ended March 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                   Purchases          Sales
                                                                                ----------------  --------------
First Trust IPOX(R) Europe Equity Opportunities ETF                             $      1,963,624  $           --
First Trust Dow Jones International Internet ETF                                       3,527,314       1,087,150

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees are as follows:

                                                                                    Creation        Redemption
                                                                                  Transaction      Transaction
                                                                                      Fees             Fees
                                                                                ----------------  --------------
First Trust IPOX(R) Europe Equity Opportunities ETF                             $          1,500  $        1,500
First Trust Dow Jones International Internet ETF                                             500             500


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before October 1, 2020 for First Trust IPOX(R) Europe Equity Opportunities ETF, and October 31, 2020 for First Trust Dow Jones International Internet ETF.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

        NOT FDIC INSURED        NOT BANK GUARANTEED      MAY LOSE VALUE

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)


                              ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT FOR FIRST TRUST IPOX(R) EUROPE EQUITY OPPORTUNITIES ETF

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of First Trust IPOX(R) Europe Equity Opportunities ETF (the "Fund"), for an initial two-year term at a meeting held on June 11, 2018. The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fee rates charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fee rates charged to other ETFs managed by the Advisor; the estimated expenses of the Fund as compared to expense ratios of the peer funds in the Peer Group; the nature of the expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund's perspective.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund. The Board considered the background and experience of the persons who will be responsible for the day-to-day management of the Fund. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. Because the Fund is an index ETF that is designed to track the performance of an underlying index, the Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which the Advisor serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.70% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payments under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information for the Fund showing the unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs it manages. Because the Fund's Peer Group included peer funds that pay unitary fees and because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was slightly above the median total (net) expense ratio of the peer funds in its Peer Group. With respect to the Peer Group, the Board discussed with representatives of the Advisor how the Peer Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. The Board noted that the Fund's unitary fee rate was in line with the total (net) expense ratios of comparable index ETFs advised by the Advisor that, like the Fund, focus on targeted exposures with robust selection and weighting methodologies, and objectives to add alpha compared to relevant investment category benchmarks. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee rate for the Fund was fair and reasonable.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to invest in infrastructure and personnel for the First Trust fund complex. The Board took the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement into consideration and noted that the Advisor was unable to estimate the profitability of the Agreement for the Fund to the Advisor at this time. The Board considered fall-out benefits described by the Advisor that may be realized from its and FTP's relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also noted that the Advisor would not utilize soft dollars in connection with its management of the Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT FOR FIRST TRUST DOW JONES INTERNATIONAL INTERNET ETF

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of First Trust Dow Jones International Internet ETF (the "Fund"), for an initial two-year term at a meeting held on September 9-10, 2018. The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fee rates charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fee rates charged to other ETFs managed by the Advisor; the estimated expenses of the Fund as compared to expense ratios of the peer funds in the Peer Group; the nature of the expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund's perspective.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other investment companies in the First Trust Fund Complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund. The Board considered the background and experience of the persons who will be responsible for the day-to-day management of the Fund. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. Because the Fund is an index ETF that is designed to track the performance of an underlying index, the Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which the Advisor serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2019 (UNAUDITED)

The Board considered the proposed unitary fee rate payable by the Fund under the Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.65% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payments under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information for the Fund showing the unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs it manages. Because the Fund's Peer Group included peer funds that pay unitary fees and because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was below the median total (net) expense ratio of the peer funds in its Peer Group. With respect to the Peer Group, the Board discussed with representatives of the Advisor how the Peer Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. The Board noted that the Fund's unitary fee rate was in line with the unitary fees of comparable index ETFs advised by the Advisor that, like the Fund, focus on targeted exposures with robust selection methodologies, and objectives to track a given market segment. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee rate for the Fund was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to invest in infrastructure and personnel for the First Trust Fund Complex. The Board took the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement into consideration and noted that the Advisor was unable to estimate the profitability of the Agreement for the Fund to the Advisor at this time. The Board considered fall-out benefits described by the Advisor that may be realized from its and FTP's relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also noted that the Advisor would not utilize soft dollars in connection with its management of the Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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


FIRST TRUST

First Trust Exchange-Traded Fund II


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

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ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)   Not applicable.

(b)   Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          First Trust Exchange-Traded Fund II
                ------------------------------------------------

By (Signature and Title)                /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 10, 2019
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 10, 2019
     ---------------

By (Signature and Title)                /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: June 10, 2019
     ---------------